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                      Sensible Investing for Generations








                                             SEMI-ANNUAL

                                                  Report

                                         TO SHAREHOLDERS



                                          MARCH 31, 1999

                               TABLE OF CONTENTS

              Letter from the Chairman and the Investment Advisor
                                     Page 2
                               Performance Report
                                     Page 2
                      Statements of Assets and Liabilities
                                    Page 15
                            Statements of Operations
                                    Page 22
                      Statements of Changes in Net Assets
                                    Page 26
                       Schedules of Portfolio Investments
                                    Page 33
                         Notes to Financial Statements
                                    Page 64
                              Financial Highlights
                                    Page 81

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

Letter from the Chairman and the Investment Advisor

Dear Shareholders:

We are pleased to send you this semiannual report for the six months ended March 31, 1999. This was a period during which the financial markets once again proved that what you see is not always what you get.

At first glance, circumstances could not have been better, especially for equity investors. Many market indices, recovering from last summer's sharp correction, resumed their upward momentum and regularly set new records. For example, on March 29 the Dow Jones Industrial Average/1/ closed for the first time above the 10,000 mark, once considered a nearly unapproachable level.

On the bond front, conditions looked equally rosy. Since global economic conditions had begun to deteriorate in Asia in the summer of 1997--a decline that accelerated when Russia defaulted on its debt and Brazil devalued its currency--U.S. Treasury bonds had been the destination of millions of investors fleeing from international markets in pursuit of quality and stability. Bond yields had plummeted, driving up bond prices (rates and prices move inversely to one another) and making many fixed-income shareholders feel very good about their investments.

With all this evidence, it would be reasonable to believe that stocks and bonds delivered robust performance during the six months just passed. But all was not as it seemed.

Stocks: A Very Narrow Target

During the period, large growth stocks, particularly those issues with high fundamental valuations, did well. The same held true for Internet stocks, many of which produced little or no profit.

As for the rest of the market, the vast majority of stocks remained flat or actually lost money. To illustrate, according to the Salomon Smith Barney Laggards Indicator, nearly 80 percent of publicly traded companies trailed the S&P 500 Stock Index's/2/ leading performers by more than 15 percent for the previous 12 months. This narrow participation in the market's seeming recovery made it difficult for most value-oriented investors, especially those drawn to mid-cap and small-cap issues.

As we entered a new period in April, the disparity in the performance of large- and small-cap stocks was just about the widest it had ever been. However, in recent weeks, we caught a glimpse that indicated market sentiment might be shifting toward value stocks. With concerns about future earnings growth abating somewhat, investors appear less inclined to pay rich multiples for growth stocks, and more willing to consider the merits of a value-driven approach.

Bonds: Interest-Rate Cuts Helped, for a While

The big news in the fixed-income market was the Federal Reserve Board's decision to cut short-term interest rates three times in the last 13 weeks of 1998. After lowering the Fed Funds rate--the rate banks charge one another for overnight loans--in September, the Fed surprisingly cut the rate again in mid-October, the first time in nearly five years that the Fed changed rates outside of a scheduled policy meeting. A third rate cut followed in November.

Powered by lower rates and the vestiges of investors' earlier flight to U.S. Treasury securities, bonds staged a powerful run in the third quarter of calendar year 1998. But the good times did not last. In late 1998 and early 1999, rates began to edge higher, the shine came off Treasuries, and many investors were drawn back to non-investment grade bonds and debt issued outside the United States. February was a particularly tough month, with

--------------------------------------------------------------------------------

/1/The Dow Jones Industrial Average is a price weighted average based on the price only performance of 30 blue chip stocks.
/2/The S&P 500 Stock Index is an unmanaged index that consists of 500 stocks chosen for market size, liquidity and group representation and is one of the most widely used benchmarks of U.S. equity performers.

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

Treasuries posting their worst loss in 18 years. As is so often the case, other fixed-income investments followed suit. During our six-month reporting period, bonds of nearly every stripe gave up ground.

The Next Six Months: Cautious Optimism

With economic data for the first quarter of 1999 now in hand, we look ahead with relatively positive outlooks for both stocks and bonds over the intermediate to long term. As we mentioned earlier, we believe that the type of value stocks in which most of our equity funds invest are attractively priced, and could be coming back into vogue after a lengthy period of underperformance. We also believe that interest rates could remain in a fairly narrow range for the rest of the year, which could help bonds perform moderately well.

Other positives include continued economic growth (though perhaps at a slower rate than in recent years), historically low unemployment (which bodes well for consumer spending) and virtually nonexistent inflation. All of these factors could serve to support both stock and bond prices in the United States.

We also see some attractive opportunities in selected international markets. We encourage long-term investors to consider adding an element of foreign diversification through the BB&T International Equity Fund.

Still, we doubt whether we will see a slowdown in volatility, which has now become a fact of life in all markets. In light of this volatility, we recommend that shareholders take the time to review their goals, determine whether they are taking an appropriate amount of risk and then make any appropriate adjustments to their investment program. As always, we remain ready to help you meet your objectives.

We thank you for continued support and look forward to serving your investment needs.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
BB&T Funds

/s/ David C. McMahon

David C. McMahon
Executive Vice President and Chief Investment Officer
Branch Banking and Trust Company

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Past performance is not indicative of future results.
This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services LP.
The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

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

The BB&T International Equity Fund/1/

Throughout the period, growth outperformed value in most foreign markets, just as it did in the United States. The main reason behind the dominance of growth stocks was slow economic growth throughout Europe and the Pacific Basin. With the sluggishness of so many economies, investors reacted by focusing on companies with any kind of earnings growth; investors were willing to pay generous price-to-earnings multiples in order to secure the relative certainty of earnings growth. It was this situation that led to growth stocks outperforming the type of value equities we generally favor.

Progress Is on the Horizon

The end of the period, however, saw a number of countries cut interest rates in an attempt to revive their economies, and we have recently begun to see some evidence that the trend toward lower rates has begun to stimulate economic growth. Economic indicators throughout Europe are rising, and consumer confidence has risen to very high levels.

We also believe that Asia has addressed its problems quite significantly. Interest rates in Japan have been lowered to virtually zero, and the government has been able to stop the nation's economy from sliding any further. The banking situation has improved, as has the housing market--all of which bodes well for a future recovery. The currency devaluations in many other Asian nations have made their economies more competitive in the world's markets. These countries have a tremendous amount of modern manufacturing capacity in place and ready to be used. Therefore, we believe, Asia is in a good position to benefit from any pickup in world economic growth.

======================================================
              Average Annual Total Return+
                    As of 3/31/99
------------------------------------------------------
           Inception                          Since
   Class      Date      6Month++    1 Year   Inception
------------------------------------------------------
A Shares*     1/2/97     11.92%     -6.44%     6.11%
B Shares**    1/2/97     11.92%     -6.46%     6.44%
Trust Shares  1/2/97     17.43%     -1.82%     8.69%
======================================================
*  Reflects 4.50% maximum sales charge
** Refelects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return

With investment opportunities in Asia looking increasingly attractive, we decided over the last six months to take part of the Fund's portfolio out of the United Kingdom and Continental Europe and put it to work in selected Asian stocks, especially those in Japan.

As of March 31, 1999, approximately 41.3% of the Fund's holdings was invested in Continental Europe, 22.4% in the United Kingdom, 21.3% in Japan, 6.1% in other Pacific Basin countries, 6.9% in the world's emerging markets and 2% in cash and cash equivalents./2/

The top five equity holdings in the Fund were BP Amoco Co. (2.2% of the portfolio's net assets), Telecom Italia (1.8%), Glaxo Wellcome PLC (1.8%), British Telecom PLC (1.6%) and TOTAL SA (1.6%)./2/

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Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. /1/International investing involves increased risk and volatility.
/2/The composition of the Fund's holdings is subject to change.

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

The BB&T Small Company Growth Fund/1/

The last six months continued to present challenges for small-cap stocks. We saw a very narrow market leadership during the period; most of the overall market gain was confined to a handful of large-cap growth stocks, a sector that does not include the type of equities we favor.

Our Internet Holdings Delivered Outstanding Returns

In keeping with our disciplined investment approach, we maintained our core holdings in four sectors: technology, consumer goods, health care, and commercial and business services. A number of stocks did very well for us. In the retail sector, we scored with Ann Taylor Stores (1.4% of the portfolio's net holdings), Pacific Sunwear (1.2%) and Children's Place (0.8%). On the technology side, we enjoyed significant gains from computer software companies such as GeoTel Communications (1.6%), Peregrine Systems (2.0%) and New Era of Networks (1.4%)./2/

--------------------------------------------------------------------------------
                         Average Annual Total Return+
                                As of 3/31/99
--------------------------------------------------------------------------------
                  Inception                                        Since
      Class         Date        6 Month++         1 Year         Inception
--------------------------------------------------------------------------------

A Shares *         12/7/94        20.88%          -6.50%           19.45%

B Shares**          1/2/96        21.14%          -6.72%           19.78%

Trust Shares       12/7/94        26.78%          -1.84%           21.06%
--------------------------------------------------------------------------------
*  Reflects 4.5% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge.
++ Aggregate Total Return

Our other major play during the period was a select group of Internet stocks. We started venturing into this sector about a year ago and now hold a widely diversified selection of names with ties to the Internet. One particular success for us was VeriSign, Inc. (2.3%); our cost basis is just under $44 a share, and the stock has soared to about $150 a share. We are also pleased with our investment in Infoseek Corp. (1.3%), a premier Web search engine; we have a cost basis around $47 a share, and the price recently rose to $79 a share./2/

We are not market prognosticators, and we do not know when the small-cap sector will recover. But we will say this: we believe that small-cap stocks, right now, are more undervalued, relative to the broader market, than they have been in three decades; we believe the relative valuations make a compelling case for investing in small caps. With that in mind, we see a tremendous opportunity in the types of stocks we buy. Investors may need some patience, but we believe the opportunity exists for potentially sizable gains over the long term.

As of March 31, 1999, the top five equity holdings in the Fund were Metromedia Fiber Network (2.5%), VeriSign Inc. (2.3%), Carrier Access Corp. (2.3%), Linens 'N Things, Inc. (2.2%) and MIPS Tech. Inc. (2.1%)./2/

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return would have been lower. /1/Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/2/The composition of the Fund's holdings is subject to change.

Performance for the B Shares prior to the date the shares commenced operations (1/2/96) is based on the performance of the A Shares as adjusted to reflect the 12b-1 fees and CDSC of B Shares.

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

The BB&T Large Company Growth Fund

Throughout the period, owning large-cap growth stocks, the kind of securities in which we invest, was the surest road to positive returns. To illustrate, during the last six months, the S&P 500 Index/1/ rose more than 27%, while the Russell 2000 Index/2/ was up only 10%. With investors throughout the world nervous about corporate earnings in many sectors, shares of large, well-known companies with proven earnings growth were bid up to rich levels.

Technology, Retail and Health Care Were big Winners

The Fund participated in this large-cap rally, in part because our portfolio carries an above-average market capitalization; our typical market cap is $100- $103 billion, while the S&P 500's average market cap was roughly $98 billion at the end of the period.

We also benefited from our heavy weighting in the technology sector, where outstanding performers included Cisco Systems, Inc. (2.8% of the portfolio's net holdings), Microsoft Corp. (2.7%) and America Online (2.8%). Our decision in late November to buy shares of America Online was particularly profitable. To be honest, we thought that AOL's valuations were high, but the stock had terrific price momentum, which continued to build after we bought in. By the end of the period, AOL had contributed significantly to our gains./3/

--------------------------------------------------------------------------------
                         Average Annual Total Return+
                                As of 3/31/99
--------------------------------------------------------------------------------
                  Inception                                        Since
      Class         Date        6 Month++         1 Year         Inception
--------------------------------------------------------------------------------

A Shares *         10/3/97        23.72%          12.26%           13.36%

B Shares**         10/3/97        24.09%          12.67%           13.68%

Trust Shares       10/3/97        29.84%          17.83%           17.28%
--------------------------------------------------------------------------------
*  Reflects 4.5% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge.
++ Aggregate Total Return

Other winning positions included retailers such as Gap Stores (1.9%) and Wal-Mart Stores, Inc. (2.6%) and health-care names such as Pfizer, Inc. (2.5%) and Merck & Co. (2.1%). Overall, we held just 70 stocks in our portfolio at the end of the period, a typical number for the Fund. We believe in buying a relatively small, selective group of stocks, rather than diversifying too broadly./3/

Going forward, we will continue to follow our proven buy-and-sell strategy: adding to core positions when specific issues become less expensive and selling shares of stocks that advance too quickly and become too large a portion of the portfolio.

As of March 31, 1999, the top five equity holdings in the Fund were Cisco Systems Inc. (2.8%), America Online (2.8%), Microsoft Corp. (2.7%), Wal-Mart Stores, Inc. (2.6%) and Home Depot Inc. (2.5%)./3/

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. /1/The S&P 500 Stock Index is an unmanaged index that consists of 500 stocks chosen for market size, liquidity and group representation and is one of the most widely used benchmarks of U.S. equity performers.
/2/The Russell 2000 Index is an unmanaged index, which represents the performance of domestically traded common stocks of small to mid-sized companies.
/3/The composition of the Fund's holdings is subject to change.

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

The BB&T Growth and Income Stock Fund

The last six months was a tough period for the type of value-oriented stocks we own. The market favored a very narrow group of large-cap growth stocks. This group possesses characteristics that go against just about every valuation standard we favor. Most of the recent market leaders do not pay dividends-- while we pursue above-average yields for our shareholders--and trade at earnings multiples of 70 times last year's estimated earnings, or higher. These factors led to a huge divergence between the performance of just a few, very large growth stocks and the rest of the market.

A Relentless Commitment to Value

We remained true to our investment philosophy: enabling shareholders to participate in the market's performance, while providing above-average current income that can dampen short-term volatility. The portfolio maintains the same characteristics that it has had for years: a high dividend yield, a significantly low price-to-earnings ratio, relatively low turnover, and diversification across major economic sectors.

===============================================================================
                         Average Annual Total Return+
                                 As of 3/31/99
-------------------------------------------------------------------------------
                Inception                                              Since
     Class         Date      6 Month++      1 Year       5 Year      Inception
-------------------------------------------------------------------------------
A Shares*         10/9/92       5.91%       -6.41%       17.22%       15.55%
B Shares**         1/2/96       5.44%       -6.48%       17.62%       15.92%
Trust Shares      10/9/92      11.00%       -1.76%       18.62%       16.66%
===============================================================================
*  Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge.
++ Aggregate Total Return

We avoid making large economic sector bets. But as a result of our value stock-picking, we ended the period with a slight underweighting in technology and a slight overweighting in consumer nondurables and basic materials. As always, we have been seeking what we perceive to be the most undervalued stocks in all sectors.

We believe that, over time, our lower risk profile and relentless commitment to value can deliver competitive returns while smoothing out short-term fluctuations. Investors need to maintain a long-term perspective about their objectives and their plans for achieving those goals. Stocks run in cycles--one year, growth is in vogue, while the next year, value can be the most productive style--and it's essentially impossible to make accurate predictions about which type of stocks will have the hot hand at any given time. Therefore, we recommend that investors remain as committed to their long-term strategy as we do in providing long-term value.

As of March 31, 1999, the top five equity holdings in the Fund were AT&T Corp. (3.0% of the portfolio's net assets), Johnson & Johnson (2.9%), SBC Communications, Inc. (2.7%), Hewlett-Packard Co. (2.5%) and Abbott Labs (2.5%)./1/



--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return would have been lower.
/1/The composition of the Fund's holdings is subject to change.

Performance for the B Shares prior to the date the shares commenced operations (1/2/96) is based on the performance of the A Shares as adjusted to reflect the 12b-1 fees and CDSC of B Shares.

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

The BB&T Balanced Fund

Coming into October 1998, the start of our most recent six-month period, we had what we considered to be a normal stock market correction. We felt that this decline in stock prices created a tremendous opportunity. Consequently, during the first few months of the period, we increased our equity exposure from 56 percent of the portfolio to 66 percent; this represented a significant shift to stocks.

Later, in mid-March, we reduced our equity exposure back down to roughly 60 percent, and added to our fixed-income allocation. This move was based on the fact that bond yields rose to higher levels, while stocks rallied strongly; the overall situation made bonds somewhat more attractive, relative to stocks. We also shifted some of our bond allocation from U.S. Treasuries to government agency bonds and pass-through mortgage securities, which offered significantly higher yields.

Typically, we avoid making changes to the Fund's asset allocation. But when we saw the opportunity to take advantage of movement in the equity and fixed-income markets, we acted.

The Market's Narrow Bias Continued

Overall, the Fund's performance was compromised by a continuing bias in the stock market, which favored a handful of large-company growth issues. The market really focused on this narrow group of companies, many of which had exceptional valuations. In fact, only 17 stocks accounted for the total return for the S&P 500/1/ during the period.

=======================================================================
                         Average Annual Total Return+
                              As of 3/31/99
-----------------------------------------------------------------------
                Inception                                       Since
   Class          Date     6 Month++    1 Year      5 Year    Inception

A Shares*        7/1/93      1.94%      -2.49%      12.27%      10.76%
B Shares*        1/2/96      1.23%      -2.48%      12.57%      11.02%
Trust Shares     7/1/93      6.81%       2.29%      13.55%      11.88%
=======================================================================
*  Reflects 4.50% maximum sales charge
** Reflect the applicable maximum contingent deferred sales charge.
++ Aggregate Total Return

We believe that, in the long run, broad diversification has proven to be a time-tested, constructive investment strategy. It is important to point out that the type of companies in which we invest are organizations whose earnings have been growing. We feel that their earnings growth is strong and dependable; these stocks just were not the names that were favored in the most recent period.

As of March 31, 1999, approximately 60.6% of the portfolio's holdings was invested in stocks, 34% in fixed-income holdings and 5.4% in cash and cash equivalents./2/

The Fund's top five equity holdings were IBM Corp. (1.9% of the portfolio's net holdings), Adobe Systems, Inc. (1.7%), Anheuser-Busch Co. (1.7%), J.P. Morgan (1.6%) and Merck & Co. (1.5%). The Fund's fixed-income holdings were invested in U.S. Treasury, government agency and mortgage-backed securities. The average maturity of the fixed-income portfolio was approximately 5.9 years; the average credit quality was AAA./2/

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return would have been lower.
/1/The S&P 500 Stock Index is an unmanaged index that consists of 500 stocks chosen for market size, liquidity and group representation and is one of the most widely used benchmarks of U.S. equity performers.
/2/The composition of the Fund's holdings is subject to change.

Performance for the B Shares prior to the date the shares commenced operations (1/2/96) is based on the performance of the A Shares as adjusted to reflect the 12b-1 fees and CDSC of B Shares.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

The BB&T Capital Manager Funds
Conservative Growth Fund
Moderate Growth Fund
Growth Fund

The BB&T Capital Manager Funds--Conservative Growth Fund, Moderate Growth Fund and Growth Fund--invest in underlying funds from the BB&T family. The Capital Manager Funds seek varying degrees of capital appreciation and income, based on each portfolio's specific and separate asset allocation mix.

                     The BB&T Capital Manager Growth Fund
--------------------------------------------------------------------------------
                         Average Annual Total Return+
                                As of 3/31/99
--------------------------------------------------------------------------------
                  Inception                                        Since
      Class         Date        6 Month++         1 Year         Inception
--------------------------------------------------------------------------------

A Shares *         1/29/98         8.46%          -1.05%            4.28%

Trust Shares       10/2/97        13.52%           3.68%            7.61%
--------------------------------------------------------------------------------

                 The BB&T Capital Manager Moderate Growth Fund
--------------------------------------------------------------------------------
                         Average Annual Total Return+
                                As of 3/31/99
--------------------------------------------------------------------------------
                  Inception                                        Since
      Class         Date        6 Month++         1 Year         Inception
--------------------------------------------------------------------------------

A Shares *         1/29/98         5.51%          -0.88%            4.07%

Trust Shares       10/2/97        10.67%           4.07%            7.51%
--------------------------------------------------------------------------------

               The BB&T Capital Manager Conservative Growth Fund
--------------------------------------------------------------------------------
                         Average Annual Total Return+
                                As of 3/31/99
--------------------------------------------------------------------------------
                  Inception                                        Since
      Class         Date        6 Month++         1 Year         Inception
--------------------------------------------------------------------------------

A Shares *         1/29/98         1.67%          -0.87%            3.52%

Trust Shares       10/2/97         6.68%           4.39%            7.17%
--------------------------------------------------------------------------------

*  Reflects 4.5% maximum sales charge
++ Aggregate Total Return

We Followed our Asset-Allocation Discipline

The investment strategy practiced by the Capital Manager Funds enabled us to participate, in varying degrees, in the stock market's enthusiasm for large-cap growth issues; the BB&T Large Company Growth Fund is an underlying portfolio available to all of the Capital Manager Funds. Early in the period, we also took advantage of opportunities in the small-cap/1/ and international sectors/2/, by buying more shares of the BB&T Small Company Growth Fund and the BB&T International Equity Fund.

Our investment discipline leads us to buy shares of specific sectors when they are relatively cheap, and sell those shares that are relatively expensive. We believe that, in the long run, this asset allocation strategy helps us reduce volatility for our shareholders, while providing competitive returns.

Throughout the period, the Funds' relative performances matched our expectations: With equity markets rebounding from their late-summer correction, more aggressive portfolios were rewarded with greater returns. This is consistent with our expectations for the Funds' respective asset allocation mixes, which blend varying levels of stock, bond and money market fund shares.

As of March 31, 1999, each Fund's asset allocation mix was in line with its respective target exposures. Despite continued volatility in many markets, we believed it was prudent to take the "target" amount of risk as determined for each Fund. Volatile market conditions often offer attractive opportunities. With the Capital Manager Funds, shareholders can choose a risk/reward mix that supports their individual time horizons and investment objectives.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+ A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
/1/Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/2/International investing involves increased risk and volatility.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

The BB&T North Carolina Intermediate Tax-Free Fund/1/, /2/

In our last report, we noted that the Federal Reserve had cut the Fed Funds rate by 25 basis points (0.25%) on September 29, and we predicted one or two more rate cuts by the end of 1998. Our forecast was correct, as the Fed did lower the rate twice, bringing the Fed Funds rate down to 4.75%.

Municipal Bonds Participated in the Broad Rally

These cuts in interest rates helped many types of bonds appreciate in price (falling rates generally boost bond prices). Even though the municipal bond market often lags behind in such price moves, the fall in rates was dramatic enough to help the municipal market rapidly catch up. And with its neutral-to-long average maturity--a productive position in an environment of lower interest rates--the Fund realized generous price appreciation during the first half of the period.

======================================================================
                         Average Annual Total Return+
                               As of 3/31/99
----------------------------------------------------------------------
               Inception                                       Since
   Class         Date       6 Month++   1 Year     5 Year    Inception
----------------------------------------------------------------------
A Shares*      10/16/92      -1.35%      2.55%      4.57%      4.13%
Trust Shares   10/16/92       0.70%      4.89%      5.16%      4.60%
======================================================================
*  Reflects 2.00% maximum sales charge
++ Aggregate Total Return

On the flip side, a negative for municipal bond holders was the lower coupon rate attached to many of the new issues. With lower rates available, municipal issuers throughout North Carolina rushed to bring new bonds to market, and these new issues offered historically low coupons. Overall, bond holders received higher-than-normal price appreciation and lower-than-normal current income during the fourth calendar quarter of 1998. In the first calendar quarter of 1999, however, an unexpected rise in rates worked against the Fund.

Throughout the period, we retained a fairly high concentration of municipal paper from the Charlotte/Mecklinburg area. However, we slowly pared down these positions to diversify the portfolio across North Carolina. In other activity, we moved into a significant position in hospital bonds. And we reduced our exposure to North Carolina Municipal Power and Catawba Power issues, due to concerns we had about credit quality.

As of March 31, 1999, the Fund's entire portfolio was invested in debt instruments issued by government entities in the state of North Carolina. Approximately 63.5% of our holdings were general obligation bonds, 35.5% were revenue bonds and 1% was in cash and cash equivalents. The effective maturity of our portfolio was 7.3 years, and the average credit quality was AAA./3/

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. /1/Investing in a regional fund may involve more risk, since the companies are located in the same geographical area.
/2/The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/3/The composition of the Fund's holdings is subject to change.

                          [LOGO OF BB&T APPEARS HERE]

The BB&T South Carolina Intermediate Tax-Free Fund/1/, /2/

In our last report, we noted that the Federal Reserve had cut the Fed Funds rate by 25 basis points (0.25%) on September 29, and we predicted one or two more rate cuts by the end of 1998. Our forecast was correct, as the Fed did lower the rate twice, bringing the Fed Funds rate down to 4.75%.

Municipal Bonds Participated in the Broad Rally

These cuts in interest rates helped many types of bonds appreciate in price (falling rates generally boost bond prices). Even though the municipal bond market often lags behind in such price moves, the fall in rates was dramatic enough to help the municipal market rapidly catch up. And with its neutral-to-long average maturity--a productive position in an environment of lower interest rates--the Fund realized generous price appreciation during the first half of the period.

=============================================================
                   Average Annual Total Return+
                        As of 3/31/99
-------------------------------------------------------------
                 Inception                            Since
   Class           Date       6 Month++   1 Year    Inception
-------------------------------------------------------------
A Shares*        10/19/97      -1.56%      2.66%      4.27%
Trust Shares     10/19/97       0.48%      4.93%      5.84%
=============================================================
*  Reflects 2.00% maximum sales charge
++ Aggregate Total Return

On the flip side, a negative for municipal bond holders was the lower coupon rate attached to many new issues. With lower rates available, municipal issuers throughout South Carolina rushed to bring new bonds to market, and these new issues offered historically low coupons. Overall, bond holders received higher-than-normal price appreciation and lower-than-normal current income during the fourth calendar quarter of 1998. In the first calendar quarter of 1999, however, an unexpected rise in rates worked against the Fund.

Another development during the period was the availability of more general obligation bonds backed by the State of South Carolina. The State has been working very hard to perform due diligence and provide full disclosure to potential investors, in an effort to earn and justify a AAA rating for South Carolina paper. At the same time, the size of new issues in the state remains a significant problem; issues are generally so small, we either have to buy an issue's entire maturity or pass on the opportunity.

As of March 31, 1999, the Fund's entire portfolio was invested in debt instruments issued by government entities in the state of South Carolina. Approximately 50.4% of our holdings was general obligations bonds, 49.4% was revenue bonds and 0.2% was in cash and cash equivalents. The effective maturity of our holdings was 8.33 years, and the average credit quality was AAA./3/

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. /1/Investing in a regional fund may involve more risk, since the companies are located in the same geographical area.
/2/The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/3/The composition of the Fund's holdings is subject to change.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

The BB&T Intermediate U.S. Government Bond Fund
The BB&T Short-Intermediate U.S. Government Income Fund

Beginning with this report, the Funds will each use a new index to compare relative performance. The Intermediate U.S. Government Bond Fund's new benchmark will be the Merrill Lynch 5-10-Year U.S. Government Index/1/. The Short-Intermediate U.S. Government Index Fund's new benchmark will be the Merrill Lynch 1-5-Year U.S. Government Index./2/ We believe these new indices better represent the interest rate risk we are managing against, given each fund's duration and maturity range.

For the six months ended March 31, 1999, the Intermediate U.S. Government Bond Fund produced a total return of -1.58% (Trust Shares) compared to its benchmarks the Merrill Lynch 5-10-Year U.S. Government Index and the Lehman Brothers Intermediate Government Index which produced returns of -2.18% and - 0.02%, respectively.

For the six months ended March 31, 1999, the Short-Intermediate U.S. Government Income Fund produced a total return of 0.42% (Trust Shares) compared to its benchmarks the Merrill Lynch 1-5-Year U.S. Government Index and the Merrill Lynch 1-3-Year Government Index which produced returns of 0.80% and 1.42%, respectively.

                        The BB&T Intermediate
                      U.S. Government Bond Fund

=====================================================================
                     Average Annual Total Return+
                            As of 3/31/99
---------------------------------------------------------------------
              Inception                                       Since
   Class        Date       6 Month++    1 Year     5 Year   Inception
---------------------------------------------------------------------
A Shares*      10/9/92      -6.15%      1.65%      5.70%      5.40%
B Shares*       1/2/96      -6.83%      1.64%      5.85%      5.63%
Trust Shares   10/9/92      -1.58%      6.79%      6.96%      6.42%
=====================================================================
*  Reflects 4.50% maximum sales charge
** Reflects the applicable maximum contingent deferred sales charge. ++ Aggregate Total Return

                         The BB&T Short-Intermediate
                         U.S. Government Income Fund

========================================================================
                         Average Annual Total Return+
                               As of 3/31/99
------------------------------------------------------------------------
                Inception                                        Since
   Class           Date       6 Month++    1 Year     5 Year   Inception
------------------------------------------------------------------------
A Shares***      11/30/92      -1.76%      3.46%      5.04%      4.92%
Trust Shares     11/30/92       0.42%      5.84%      5.74%      5.49%
========================================================================
*** Reflects 2.00% maximum charge

Interest Rates Rose While Investors Embraced Risk

The resilient U.S. economy, which grew faster than expected during the six-month period, drove interest rates higher--with rates in the short-to-intermediate range rising more than 80 basis points (0.80%). At the same time, we saw a "reverse flight to quality," with money rushing out of Treasuries and into riskier securities as investors became more willing to accept risk.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

+A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. /1/The Merrill Lynch 5-10-Year U.S. Government Index is an unmanaged index comprised of U.S. Treasury and Agency Securities with a stated maturity of 5-10 years.
/2/The Merrill Lynch 1-5-Year U.S. Government Index is an unmanaged index comprised of U.S. Treasury and Agency Securities with a stated maturity of 1-5 years.

Performance for the B shares prior to the date the shares commenced operations (1/2/96) is based on the performance of the A shares as adjusted to reflect the 12b-1 fees and CDSC of B Shares.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

Throughout the period, we worked to reduce our higher-than-average maturity, unwinding many of our longer positions and adding more spread products--such as mortgage-backed and agency securities. These actions have made the portfolios less sensitive to interest-rate fluctuations and enabled us to capitalize on some of the better values in these sectors.

As of March 31, 1999, the effective maturity of the Intermediate U.S. Government Bond Fund was 7.0 years. Approximately 31.3% of the portfolio was invested in securities issued by the U.S. Treasury, 16.6% in corporate debt, 37.2% in mortgage-backed securities and 14.9% in U.S. government agency securities. The portfolio's average credit quality was AAA.*

As of March 31, 1999, the effective maturity of the Short-Intermediate U.S. Government Income Fund was 3.5 years. Approximately 37% of the portfolio was invested in securities issued by the U.S. Treasury, 44.7% in mortgage-backed securities, 7.3% in corporate debt and 11% in U.S. government agency securities. The portfolio's average credit quality was AAA.*

--------------------------------------------------------------------------------

*The composition of the Funds' holdings is subject to change.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

The BB&T Prime Money Market Fund
The BB&T U.S. Treasury Money Market Fund

The Federal Reserve cut the Fed Funds rate--the benchmark rate banks charge one another for overnight loans--on September 29, 1998, at the end of our last reporting period. Since then, the Fed lowered the rate twice more. After the third cut, the rate stood at 4.75%, down from its 5.50% level before the September action. The series of cuts had a gradual impact on the yields we generated in the money market funds. However, with inflation at remarkably low levels, shareholders enjoyed "real returns" (total returns minus inflation) that were attractive on a historical basis.

The BB&T Prime Money Market Fund responded to the Fed's action by lengthening the portfolio's average maturity and increasing our holdings in variable rate notes. As always, we remained committed to keeping the Fund's credit quality at a high level. Consequently, we refrained from buying foreign securities during the period; our credit analysts determined that such instruments might pose a credit risk.

The BB&T U.S. Treasury Money Market Fund also took prudent action to secure incremental yield. While the Fed lowered interest rates twice during the period, the short end of the yield curve (where the Fund operates) became much steeper. We took advantage of these circumstances by lengthening the portfolio's average maturity--essentially, at the longer end of this segment of the yield curve--to pick up additional yield for our shareholders. We also reduced our position in repurchase agreements and increased our holdings in Treasury securities.

As of March 31, 1999, approximately 80% of the Prime Money Market Fund's portfolio was invested in commercial paper and 20% in variable rate notes. The average maturity of the Fund's holdings was 57 days, and the average credit quality was A1.*

As of March 31, 1999, approximately 57% of the U.S. Treasury Money Market Fund's portfolio was invested in repurchase agreements and 43% in U.S. Treasury securities. The average maturity of the Fund's holdings was 54 days, and the average credit quality was AAA.*

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
*The composition of the Funds' holdings is subject to change.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999
                                  (Unaudited)
                                   Continued

                                                          Short-
                             Prime      U.S. Treasury  Intermediate   Intermediate U.S.
                          Money Market  Money Market  U.S. Government    Government
                              Fund          Fund        Income Fund       Bond Fund
                          ------------  ------------- --------------- -----------------
        ASSETS:
Investments, at value
(Cost $61,903,553;
$135,532,792;
$201,326,473;
$248,962,498
respectively)...........  $61,903,553   $135,532,792   $200,836,305     $250,194,832
Repurchase agreements,
at cost.................           --    176,487,921      8,342,681       10,578,982
                          -----------   ------------   ------------     ------------
   Total investments....   61,903,553    312,020,713    209,178,986      260,773,814
Cash....................          743             --             --               --
Interest and dividends
receivable..............      129,893      1,082,819      1,837,928        1,954,478
Receivable for capital
shares issued...........           --         34,265             --            4,921
Unamortized organization
costs...................        1,199             --             --               --
Receivable for expense
reimbursement...........          127             --             --               --
Prepaid expenses and
other...................        6,809          3,583          2,156            3,132
                          -----------   ------------   ------------     ------------
   Total Assets.........   62,042,324    313,141,380    211,019,070      262,736,345
                          -----------   ------------   ------------     ------------
      LIABILITIES:
Payable for return of
collateral received for
securities on loan......           --             --     51,087,503       59,391,619
Dividends payable.......      252,467      1,118,327        702,373          828,787
Payable for capital
shares redeemed.........           --         75,778             --               --
Accrued expenses and
other payables:
 Investment advisory
 fees...................       11,284         80,221         65,832           79,201
 Administration fees....          428          6,487          3,236            5,388
 Distribution fees--
 Class A................          612          9,363            931              744
 Distribution fees--
 Class B................        1,070          1,635             --            1,725
 Other..................        7,958         20,424         39,485           28,651
                          -----------   ------------   ------------     ------------
   Total Liabilities....      273,819      1,312,235     51,899,360       60,336,115
                          -----------   ------------   ------------     ------------
      NET ASSETS:
Capital.................   61,764,585    311,828,899    159,571,974      199,287,279
Undistibuted
(distributions in excess
of) net investment
income..................        4,811            246         57,106           45,613
Net unrealized
appreciation
(depreciation) on
investments.............           --             --       (490,168)       1,232,334
Accumulated
undistributed net
realized gains (losses)
on investment
transactions............         (891)            --        (19,202)       1,835,004
                          -----------   ------------   ------------     ------------
   Net Assets...........  $61,768,505   $311,829,145   $159,119,710     $202,400,230
                          ===========   ============   ============     ============

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999
                                  (Unaudited)
                       See notes to financial statements

                                                         Short-
                             Prime     U.S. Treasury  Intermediate   Intermediate U.S.
                          Money Market Money Market  U.S. Government    Government
                              Fund         Fund        Income Fund       Bond Fund
                          ------------ ------------- --------------- -----------------
Net Assets
 Class A................  $ 3,212,268  $ 46,011,718   $  4,495,160     $  3,496,224
 Class B................    1,341,595     1,956,035             --        2,051,770
 Trust Class............   57,214,642   263,861,392    154,624,550      196,852,236
                          -----------  ------------   ------------     ------------
 Total..................  $61,768,505  $311,829,145   $159,119,710     $202,400,230
                          ===========  ============   ============     ============
Outstanding units of
 beneficial interest
 (shares)
 Class A................    3,212,034    46,011,781        457,239          348,561
 Class B................    1,341,540     1,956,033             --          205,097
 Trust Class............   57,215,822   263,861,178     15,715,219       19,596,653
                          -----------  ------------   ------------     ------------
 Total..................   61,769,396   311,828,992     16,172,458       20,150,311
                          ===========  ============   ============     ============
Net asset value
 Class A--redemption
 price per share........  $      1.00  $       1.00   $       9.83     $      10.03
 Class B--offering price
 per share..............  $      1.00  $       1.00   $         --     $      10.00
 Trust Class--offering
 and redemption price
 per share..............  $      1.00  $       1.00   $       9.84     $      10.05
                          -----------  ------------   ------------     ------------
Maximum Sales Charge--
Class A.................          N/A           N/A           2.00%            4.50%
                          ===========  ============   ============     ============
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net as-
set value adjusted to
nearest cent) per
share--Class A..........  $      1.00  $       1.00   $      10.03     $      10.50
                          ===========  ============   ============     ============
Maximum Redemption Price
(100%/(100%-Maximum Re-
demption Charge) of net
asset value adjusted to
nearest cent) per
share--Class B*.........  $      1.00  $       1.00            N/A     $      10.53
                          ===========  ============   ============     ============

----
* Redemption price per share (Class B) varies by length of time shares are held.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999
                                  (Unaudited)
                                   Continued

                          North Carolina South Carolina  Growth and
                           Intermediate   Intermediate     Income      Balanced
                          Tax-Free Bond  Tax-Free Bond   Stock Fund      Fund
                          -------------- -------------- ------------ ------------
        ASSETS:
Investments, at value
(Cost $76,530,726;
$18,447,622;
$317,125,908;
$136,840,646 respective-
ly).....................   $79,218,037    $18,848,450   $444,209,011 $159,580,481
Interest and dividends
receivable..............     1,201,390        227,651        682,793      961,528
Receivable for capital
shares issued...........            --             --         10,000        1,999
Receivable for invest-
ments sold..............     2,356,675             --      1,658,983           --
Unamortized organization
costs...................            --          6,311             --           --
Receivable for expense
reimbursement...........            --          5,586             --           --
Prepaid expenses and
other...................         1,050            136          9,071        7,574
                           -----------    -----------   ------------ ------------
   Total Assets.........    82,777,152     19,088,134    446,569,858  160,551,582
                           -----------    -----------   ------------ ------------
      LIABILITIES:
Dividends payable.......       282,371         62,659        599,848      379,768
Payable for capital
shares redeemed.........            --             --         31,912          700
Payable for investments
purchased...............     2,471,243             --        147,800           --
Accrued expenses and
other payables:
 Investment advisory
 fees...................        35,023          4,835        197,647       68,476
 Administration fees....         1,649            130         12,411        4,411
 Distribution fees--
 Class A................         1,606             93          8,634        4,546
 Distribution fees--
 Class B................            --             --         31,963       16,167
 Other..................        19,368          9,023         69,513       37,010
                           -----------    -----------   ------------ ------------
   Total Liabilities....     2,811,260         76,740      1,099,728      511,078
                           -----------    -----------   ------------ ------------
      NET ASSETS:
Capital.................    77,001,355     18,574,170    300,985,774  135,683,414
Undistibuted (distribu-
tions in excess of) net
investment income.......        28,295          1,008             --           --
Net unrealized apprecia-
tion (depreciation) on
investments.............     2,687,311        400,828    127,083,103   22,739,835
Accumulated
undistributed net
realized gains (losses)
on investment
transactions............       248,931         35,388     17,401,253    1,617,255
                           -----------    -----------   ------------ ------------
   Net Assets...........   $79,965,892    $19,011,394   $445,470,130 $160,040,504
                           ===========    ===========   ============ ============

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999
                                  (Unaudited)
                       See notes to financial statements

                          North Carolina South Carolina  Growth and
                           Intermediate   Intermediate     Income       Balanced
                          Tax-Free Bond  Tax-Free Bond   Stock Fund       Fund
                          -------------- -------------- ------------  ------------
Net Assets
 Class A................   $12,670,055    $   813,345   $ 40,005,213  $ 20,957,184
 Class B................            --             --     37,335,209    19,338,085
 Trust Class............    67,295,837     18,198,049    368,129,708   119,745,235
                           -----------    -----------   ------------  ------------
   Total................   $79,965,892    $19,011,394   $445,470,130  $160,040,504
                           ===========    ===========   ============  ============
Outstanding units of
beneficial interest
(shares)
 Class A................     1,228,534         79,451      2,041,341     1,510,336
 Class B................            --             --      1,912,726     1,401,160
 Trust Class............     6,523,816      1,788,323     18,746,688     8,649,203
                           -----------    -----------   ------------  ------------
   Total................     7,752,350      1,867,774     22,700,755    11,560,699
                           ===========    ===========   ============  ============
Net asset value
 Class A--redemption
 price per share........   $     10.31    $     10.24   $      19.60  $      13.88
 Class B--offering
 price per share........   $        --    $        --   $      19.52  $      13.80
 Trust Class--offering
 and redemption price
 per share..............   $     10.32    $     10.18   $      19.64  $      13.84
                           ===========    ===========   ============  ============
Maximum Sales Charge--
Class A.................          2.00%          2.00%          4.50%         4.50%
                           ===========    ===========   ============  ============
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net as-
set value adjusted to
nearest cent) per
share--Class A..........   $     10.52    $     10.45   $      20.52  $      14.53
                           ===========    ===========   ============  ============
Maximum Redemption Price
(100%/(100%-Maximum
Redemption Charge) of
net asset value adjusted
to nearest cent) per
share--Class B*.........   $       N/A    $       N/A   $      20.55  $      14.53
                           ===========    ===========   ============  ============

----
* Redemption price per share (Class B) varies by length of time shares are held.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999
                                  (Unaudited)
                                   Continued

                          Large Company Small Company  International Capital Manager
                             Growth        Growth         Equity      Conservative
                              Fund          Fund           Fund        Growth Fund
                          ------------- -------------  ------------- ---------------
        ASSETS:
Investments, at value
(Cost $54,980,642;
$86,522,487;
$81,153,153; $0 respec-
tively).................   $79,367,360  $116,953,681    $89,302,401    $        --
Investments from invest-
ment company shares, at
value (Cost
$32,371,137)............            --            --             --     32,640,153
Repurchase agreements,
at cost.................            --     3,642,640             --             --
                           -----------  ------------    -----------    -----------
   Total investments....    79,367,360   120,596,321     89,302,401     32,640,153
Cash....................            --        14,934             --             --
Interest and dividends
receivable..............        55,904            --        262,886         92,010
Receivable for invest-
ments sold..............            --     1,396,526        651,754             --
Receivable for closed
currency contracts......            --            --         35,446             --
Tax reclaim receivable..            --            --         49,440             --
Unamortized organization
costs...................         6,161            --             --          3,573
Foreign currency (Cost
$15,513)................            --            --         15,499             --
Prepaid expenses and
other...................        10,179         9,065         12,751            119
                           -----------  ------------    -----------    -----------
   Total Assets.........    79,439,604   122,016,846     90,330,177     32,735,855
                           -----------  ------------    -----------    -----------
      LIABILITIES:
Payable for return of
collateral received for
securities on loan......            --     6,642,202             --             --
Dividends payable.......            --            --             --        229,485
Payable for capital
shares redeemed.........            --        25,307          3,907             --
Payable for investments
purchased...............            --     3,812,950        686,132             --
Net payable for varia-
tion margin on futures
contracts...............            --       106,400             --             --
Unrealized foreign cur-
rency losses............            --            --          7,249             --
Accrued expenses and
other payables:
 Investment advisory
 fees...................        33,227        90,382         74,211          1,365
 Administration fees....         2,159         2,972          2,415            222
 Distribution fees--
 Class A................           771         2,399            332             50
 Distribution fees--
 Class B................         6,557         8,498          1,834             --
 Other..................        17,572        28,568         17,101          8,438
                           -----------  ------------    -----------    -----------
   Total Liabilities....        60,286    10,719,678        793,181        239,560
                           -----------  ------------    -----------    -----------
      NET ASSETS:
Capital.................    54,232,056    83,882,460     82,914,197     31,634,298
Undistibuted (distribu-
tions in excess of) net
investment income.......       (29,791)     (532,481)      (135,239)        (2,004)
Net unrealized apprecia-
tion (depreciation) on
investments, foreign
currency and futures
transactions............    24,386,718    30,300,569      8,139,429        269,016
Accumulated undistrib-
uted net realized gains
(losses) on investment
transactions............       790,335    (2,353,380)    (1,381,391)       594,985
                           -----------  ------------    -----------    -----------
   Net Assets...........   $79,379,318  $111,297,168    $89,536,996    $32,496,295
                           ===========  ============    ===========    ===========

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999
                                  (Unaudited)

                          Large Company Small Company  International Capital Manager
                             Growth        Growth         Equity      Conservative
                              Fund          Fund           Fund        Growth Fund
                          ------------- -------------  ------------- ---------------
Net Assets
 Class A................   $ 4,004,791  $ 10,708,821    $ 1,619,392    $   473,498
 Class B................     8,179,889    10,509,336      2,198,332          5,456
 Trust Class............    67,194,638    90,079,011     85,719,272     32,017,341
                           -----------  ------------    -----------    -----------
   Total................   $79,379,318  $111,297,168    $89,536,996    $32,496,295
                           ===========  ============    ===========    ===========
Outstanding units of
beneficial interest
(shares)
 Class A................       338,494       483,052        142,030         45,641
 Class B................       696,586       486,102        194,282            526
 Trust Class............     5,662,093     4,014,569      7,478,137      3,073,982
                           -----------  ------------    -----------    -----------
   Total................     6,697,173     4,983,723      7,814,449      3,120,149
                           ===========  ============    ===========    ===========
Net asset value
 Class A--redemption
 price per share........   $     11.83  $      22.17    $     11.40    $     10.37
 Class B--offering
 price per share........   $     11.74  $      21.62    $     11.32    $     10.38
 Trust Class--offering
 and redemption price
 per share..............   $     11.87  $      22.44    $     11.46    $     10.42
                           ===========  ============    ===========    ===========
Maximum Sales Charge--
Class A.................          4.50%         4.50%          4.50%          4.50%
                           ===========  ============    ===========    ===========
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net as-
set value adjusted to
nearest cent) per
share--Class A..........   $     12.39  $      23.21    $     11.94    $     10.86
                           ===========  ============    ===========    ===========
Maximum Redemption Price
(100%/(100%-Maximum
Redemption Charge) of
net asset value adjusted
to nearest cent) per
share--Class B*.........   $     12.36  $      22.76    $     11.92    $     10.93
                           ===========  ============    ===========    ===========

----
* Redemption price per share (Class B) varies by length of time shares are held.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1999
                                  (Unaudited)

                                                   Capital Manager   Capital
                                                      Moderate       Manager
                                                     Growth Fund   Growth Fund
                                                   --------------- -----------
                     ASSETS:
Investments from investment company shares, at
value (Cost $25,827,367; $23,755,324,
respectively).....................................   $26,300,367   $24,271,395
Interest and dividends receivable.................        54,787        39,259
Unamortized organization costs....................         3,573         3,573
Prepaid expenses and other........................           116           584
                                                     -----------   -----------
   Total Assets...................................    26,358,843    24,314,811
                                                     -----------   -----------
                   LIABILITIES:
Dividends payable.................................       119,368        76,538
Accrued expenses and other payables:
 Investment advisory fees.........................         1,110         1,024
 Administration fees..............................           180           166
 Distribution fees--Class A.......................           342           178
 Distribution fees--Class B.......................            --            --
 Other............................................         9,306         8,931
                                                     -----------   -----------
   Total Liabilities..............................       130,306        86,837
                                                     -----------   -----------
                   NET ASSETS:
Capital...........................................    25,118,077    23,001,682
Undistibuted (distributions in excess of) net
investment income.................................        (2,004)       (2,004)
Net unrealized appreciation (depreciation) on
investments.......................................       473,000       516,071
Accumulated undistributed net realized gains
(losses) on investment transactions...............       639,464       712,225
                                                     -----------   -----------
 Net Assets.......................................   $26,228,537   $24,227,974
                                                     ===========   ===========
Net Assets
 Class A..........................................   $ 1,646,502   $   863,774
 Class B..........................................        84,914         4,955
 Trust Class......................................    24,497,121    23,359,245
                                                     -----------   -----------
   Total..........................................   $26,228,537   $24,227,974
                                                     ===========   ===========
Outstanding units of beneficial interest (shares)
 Class A..........................................       156,783        81,779
 Class B..........................................         8,091           469
 Trust Class......................................     2,331,851     2,213,205
                                                     -----------   -----------
   Total..........................................     2,496,725     2,295,453
                                                     ===========   ===========
Net asset value
 Class A--redemption price per share..............   $     10.50   $     10.56
 Class B--offering price per share................   $     10.50   $     10.56
 Trust Class--offering and redemption price per
 share............................................   $     10.51   $     10.55
                                                     ===========   ===========
Maximum Sales Charge--Class A.....................          4.50%         4.50%
                                                     ===========   ===========
Maximum Offering Price (100%/(100%-Maximum Sales
Charge) of net asset value adjusted to nearest
cent) per share--Class A..........................   $     10.99   $     11.06
                                                     ===========   ===========
Maximum Redemption Price (100%/(100%-Maximum
Redemption Charge) of net asset value adjusted to
nearest cent) per share--Class B*.................   $     11.05   $     11.12
                                                     ===========   ===========

----
* Redemption price per share (Class B) varies by length of time shares are held.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                            Statements of Operations
                                  (Unaudited)

                                                          Short-
                              Prime     U.S. Treasury  Intermediate   Intermediate U.S.
                           Money Market Money Market  U.S. Government    Government
                               Fund         Fund        Income Fund       Bond Fund
                           ------------ ------------- --------------- -----------------
                             For the       For the        For the          For the
                           period ended period ended   period ended     period ended
                            March 31,     March 31,      March 31,        March 31,
                               1999         1999           1999             1999
                           ------------ ------------- --------------- -----------------
INVESTMENT INCOME:
Interest income..........   $1,373,252   $7,471,925     $4,727,399      $  5,455,867
Dividend income..........           --           --         35,323            49,739
Securities lending
income...................           --        1,268         45,394            53,487
                            ----------   ----------     ----------      ------------
   Total Income..........    1,373,252    7,473,193      4,808,116         5,559,093
                            ----------   ----------     ----------      ------------
EXPENSES:
Investment advisory
fees.....................      106,656      617,845        469,364           553,117
Administration fees......       53,329      308,923        156,455           184,374
Distribution fees--Class
A........................        3,762       53,925         11,026            10,428
Distribution fees--Class
B........................        4,241        8,904            --              8,215
Custodian fees...........        8,210        8,637          5,734             5,745
Accounting fees..........       25,685       56,967         33,268            41,165
Organization costs.......        1,152           --             --                --
Trustees' fees and
expenses.................          503        4,938          2,352             3,118
Transfer agent fees......       23,799       54,156         22,288            37,026
Registration and filing
fees.....................        1,646        5,326          3,330             2,180
Printing costs...........        5,833       31,189         18,233            20,072
Other....................        4,610       42,666         23,507            16,297
                            ----------   ----------     ----------      ------------
   Gross Expenses........      239,426    1,193,476        745,557           881,737
   Expenses waived.......      (93,182)    (231,051)      (122,854)          (97,401)
   Expenses voluntarily
   reimbursed............         (127)          --             --                --
                            ----------   ----------     ----------      ------------
   Total Expenses........      146,117      962,425        622,703           784,336
                            ----------   ----------     ----------      ------------
Net Investment Income....    1,227,135    6,510,768      4,185,413         4,774,757
                            ----------   ----------     ----------      ------------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains
(losses) from investment
transactions.............        3,555           --      1,593,382         3,673,107
Net change in unrealized
appreciation/depreciation
from investments.........           --           --     (5,183,303)      (11,463,968)
                            ----------   ----------     ----------      ------------
Net realized/unrealized
gains (losses) on
investments..............        3,555           --     (3,589,921)       (7,790,861)
                            ----------   ----------     ----------      ------------
Change in net assets
resulting from
operations...............   $1,230,690   $6,510,768     $  595,492      $ (3,016,104)
                            ==========   ==========     ==========      ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                            Statements of Operations
                                  (Unaudited)

                           North Carolina South Carolina  Growth and
                            Intermediate   Intermediate     Income       Balanced
                           Tax-Free Bond  Tax-Free Bond   Stock Fund       Fund
                           -------------- -------------- ------------  ------------
                              For the        For the       For the       For the
                            period ended   period ended  period ended  period ended
                             March 31,      March 31,     March 31,     March 31,
                                1999           1999          1999          1999
                           -------------- -------------- ------------  ------------
INVESTMENT INCOME:
Interest income..........   $ 2,035,440     $ 427,411    $   225,553    $1,619,417
Dividend income..........        17,720         7,093      4,925,035     1,128,251
                            -----------     ---------    -----------    ----------
   Total Income..........     2,053,160       434,504      5,150,588     2,747,668
                            -----------     ---------    -----------    ----------
EXPENSES:
Investment advisory
fees.....................       253,250        55,734      1,726,865       583,074
Administration fees......        84,417        18,578        466,698       157,589
Distribution fees--Class
A........................        31,081         1,181        105,116        55,936
Distribution fees--Class
B........................            --            --        184,161        88,382
Custodian fees...........         5,073         4,783          6,058         6,016
Accounting fees..........        21,329        14,874         82,222        37,635
Organization costs.......            --         6,332             --            --
Trustees' fees and
expenses.................         1,309           231          6,525         2,289
Transfer agent fees......        21,315        16,304        156,803        75,670
Registration and filing
fees.....................            10         1,627         11,898         5,349
Printing costs...........         9,935         2,533         53,565        18,084
Other....................        12,300         2,627         39,482        21,245
                            -----------     ---------    -----------    ----------
   Gross Expenses........       440,019       124,804      2,839,393     1,051,269
   Expenses waived.......       (85,070)      (42,627)      (612,693)     (217,073)
   Expenses voluntarily
   reimbursed............            --        (5,586)            --            --
                            -----------     ---------    -----------    ----------
   Total Expenses........       354,949        76,591      2,226,700       834,196
                            -----------     ---------    -----------    ----------
Net Investment Income....     1,698,211       357,913      2,923,888     1,913,472
                            -----------     ---------    -----------    ----------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains
(losses) from investment
transactions.............       316,617        70,072     18,312,667     4,605,542
Net change in unrealized
appreciation/depreciation
from investments.........    (1,437,364)     (350,785)    25,730,410     3,245,795
                            -----------     ---------    -----------    ----------
Net realized/unrealized
gains (losses) on
investments..............    (1,120,747)     (280,713)    44,043,077     7,851,337
                            -----------     ---------    -----------    ----------
Change in net assets
resulting from
operations...............   $   577,464     $  77,200    $46,966,965    $9,764,809
                            ===========     =========    ===========    ==========

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                            Statements of Operations
                                  (Unaudited)

                           Large Company Small Company International   Capital Manager
                              Growth        Growth        Equity     Conservative Growth
                               Fund          Fund          Fund             Fund
                           ------------- ------------- ------------- -------------------
                              For the       For the       For the          For the
                           period ended  period ended  period ended     period ended
                             March 31,     March 31,     March 31,        March 31,
                               1999          1999           1999            1999
                           ------------- ------------- ------------- -------------------
INVESTMENT INCOME:
Interest income..........   $       174   $   264,505   $        --      $       --
Dividend income..........       367,381        13,232       598,700              --
Securities lending
income...................            --        36,641            --              --
Dividend from investment
company shares...........            --            --            --         520,409
Foreign tax withholding..            --            --       (66,755)             --
                            -----------   -----------   -----------      ----------
   Total Income..........       367,555       314,378       531,945         520,409
                            -----------   -----------   -----------      ----------
EXPENSES:
Investment advisory
fees.....................       261,830       495,946       419,940          35,739
Administration fees......        70,766        99,190        83,989           7,148
Distribution fees--Class
A........................         6,730        26,682         3,684             450
Distribution fees--Class
B........................        30,070        47,667        10,674               2
Custodian fees...........         6,793        32,412        37,082           4,425
Accounting fees..........        27,381        29,145        37,826          11,318
Organization costs.......         6,119            --            --           3,564
Trustees' fees and
expenses.................           907         1,330         1,292             326
Transfer agent fees......        50,822        87,434        46,176          16,297
Registration and filing
fees.....................         3,476         4,820         6,170           3,204
Printing costs...........         8,359        18,579        10,499           3,097
Other....................         5,847        11,400         7,186           3,252
                            -----------   -----------   -----------      ----------
   Gross Expenses........       479,100       854,605       664,518          88,822
   Expenses waived.......       (88,283)      (13,341)       (1,842)        (28,818)
   Expenses voluntarily
   reimbursed............            --            --            --              --
                            -----------   -----------   -----------      ----------
   Total Expenses........       390,817       841,264       662,676          60,004
                            -----------   -----------   -----------      ----------
Net Investment Income....       (23,262)     (526,886)     (130,731)        460,405
                            -----------   -----------   -----------      ----------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains
(losses) from investment
transactions, foreign
currency and futures
transactions.............       854,714         1,536    (1,381,392)             --
Net realized gains from
sales of investment
company shares...........            --            --            --         148,623
Net realized gains
distributions from
investment company
shares...................            --            --            --         517,386
Net change in unrealized
appreciation/depreciation
from investments, foreign
currency and futures
transactions.............    17,060,338    25,116,826    14,468,777              --
Net change in unrealized
appreciation/depreciation
from investments during
the six months...........            --            --            --         473,526
                            -----------   -----------   -----------      ----------
Net realized/unrealized
gains (losses) on
investments .............    17,915,052    25,118,362    13,087,385       1,139,535
                            -----------   -----------   -----------      ----------
Change in net assets
resulting from
operations...............   $17,891,790   $24,591,476   $12,956,654      $1,599,940
                            ===========   ===========   ===========      ==========

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                            Statement of Operations
                                  (Unaudited)

                                                Capital Manager
                                                Moderate Growth Capital Manager
                                                     Fund         Growth Fund
                                                --------------- ---------------
                                                    For the         For the
                                                 period ended    period ended
                                                   March 31,       March 31,
                                                     1999            1999
                                                --------------- ---------------
INVESTMENT INCOME:
Dividend income from affiliates................   $  328,898      $  221,062
                                                  ----------      ----------
   Total Income................................      328,898         221,062
                                                  ----------      ----------
EXPENSES:
Investment advisory fees.......................       30,988          29,350
Administration fees............................        6,198           5,870
Distribution fees--Class A.....................        3,706           1,526
Distribution fees--Class B.....................           41               3
Custodian fees.................................        4,656           4,408
Accounting fees................................       11,318          11,318
Organization costs.............................        3,564           3,564
Trustees' fees and expenses....................          326             315
Transfer agent fees............................       16,244          16,286
Registration and filing fees...................        3,252           3,325
Printing costs.................................        3,041           2,904
Other..........................................        3,809           3,101
                                                  ----------      ----------
   Gross Expenses..............................       87,143          81,970
   Expenses waived.............................      (26,684)        (24,246)
   Expenses voluntarily reimbursed.............           --              --
                                                  ----------      ----------
   Total Expenses..............................       60,459          57,724
                                                  ----------      ----------
Net Investment Income..........................      268,439         163,338
                                                  ----------      ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVEST-
MENTS:
Net realized gains from sales of investment
company shares.................................      107,950         125,237
Net realized gains distributions from
investment company shares......................      616,231         668,967
Net change in unrealized
appreciation/depreciation from investments
during the six months..........................    1,415,698       1,986,787
                                                  ----------      ----------
Net realized/unrealized gains (losses) on
investments....................................    2,139,879       2,780,991
                                                  ----------      ----------
Change in net assets resulting from
operations.....................................   $2,408,318      $2,944,329
                                                  ----------      ----------

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                                              U.S. Treasury
                           Prime Money Market Fund          Money Market Fund
                          ---------------------------  ----------------------------
                            For the        For the        For the        For the
                          period ended   year ended    period ended    year ended
                           March 31,    September 30,    March 31,    September 30,
                              1999       1998 (a)(b)       1999           1998
                          ------------  -------------  -------------  -------------
                          (Unaudited)                   (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income..  $  1,227,135  $   2,630,730  $   6,510,768  $  14,034,307
 Net realized gains
 (losses) from
 investment
 transactions...........         3,555         (4,446)            --             --
                          ------------  -------------  -------------  -------------
Change in net assets
resulting from
operations..............     1,230,690      2,626,284      6,510,768     14,034,307
                          ------------  -------------  -------------  -------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment
 income.................       (66,186)       (57,024)      (863,506)    (1,750,905)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment
 income.................       (15,308)          (697)       (28,913)       (48,142)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment
 income.................    (1,145,640)    (2,573,009)    (5,618,349)   (12,235,260)
                          ------------  -------------  -------------  -------------
Change in net assets
resulting from
shareholder
distributions...........    (1,227,134)    (2,630,730)    (6,510,768)   (14,034,307)
                          ------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................    88,424,725    200,254,241    288,365,747    487,187,835
 Dividends reinvested...        67,536         48,575      2,166,449      4,337,585
 Cost of shares
 redeemed...............   (68,059,158)  (158,966,524)  (257,232,147)  (513,879,583)
                          ------------  -------------  -------------  -------------
Change in net assets
from capital
transactions............    20,433,103     41,336,292     33,300,049    (22,354,163)
                          ------------  -------------  -------------  -------------
Change in net assets....    20,436,659     41,331,846     33,300,049    (22,354,163)
NET ASSETS:
 Beginning of period....    41,331,846             --    278,529,096    300,883,259
                          ------------  -------------  -------------  -------------
 End of period..........  $ 61,768,505  $  41,331,846  $ 311,829,145  $ 278,529,096
                          ============  =============  =============  =============
SHARE TRANSACTIONS:
 Issued.................    88,424,725    200,254,242    288,365,747    487,187,834
 Reinvested.............        67,536         48,575      2,166,449      4,337,585
 Redeemed...............   (68,059,158)  (158,966,524)  (257,232,147)  (513,879,582)
                          ------------  -------------  -------------  -------------
Change in shares........    20,433,103     41,336,293     33,300,049    (22,354,163)
                          ============  =============  =============  =============

----
(a) The Fund commenced operations on October 1, 1997.
(b) The Fund commenced offering Class B Shares on September 2, 1998.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                      Short-
                                   Intermediate               Intermediate U.S.
                                 U.S. Government                  Government
                                   Income Fund                    Bond Fund
                           ----------------------------  ----------------------------
                                             For the                       For the
                              For the      year ended       For the      year ended
                            period ended  September 30,   period ended  September 30,
                           March 31, 1999     1998       March 31, 1999     1998
                           -------------- -------------  -------------- -------------
                            (Unaudited)                   (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income....  $  4,185,413  $  8,305,561    $  4,774,757  $  9,686,818
 Net realized gains (loss-
 es) from investment
 transactions.............     1,593,382       (29,919)      3,673,107     2,329,818
 Net change in unrealized
 appreciation/depreciation
 from investments.........    (5,183,303)    4,916,929     (11,463,968)   11,098,366
                            ------------  ------------    ------------  ------------
Change in net assets re-
sulting from operations...       595,492    13,192,571      (3,016,104)   23,115,002
                            ------------  ------------    ------------  ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................      (115,473)     (236,423)       (102,783)     (218,025)
 In excess of net invest-
 ment income..............            --            --              --          (217)
 From net realized gains
 from investment transac-
 tions....................            --            --         (45,700)           --
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................            --            --         (34,657)      (38,128)
 In excess of net invest-
 ment income..............            --            --              --           (25)
 From net realized gains
 from investment transac-
 tions....................            --            --         (15,100)           --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................    (4,169,940)   (8,069,138)     (4,637,317)   (9,522,727)
 In excess of net invest-
 ment income..............            --            --              --        (9,865)
 From net realized gains
 from investment transac-
 tions....................            --            --      (1,898,850)           --
                            ------------  ------------    ------------  ------------
Change in net assets re-
sulting from shareholder
distributions.............    (4,285,413)   (8,305,561)     (6,734,407)   (9,788,987)
                            ------------  ------------    ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................    19,852,695    73,721,908      47,492,049    77,526,507
 Dividends reinvested.....       265,655       545,311       1,944,084     3,081,065
 Cost of shares redeemed..   (19,113,794)  (26,023,271)    (29,417,813)  (49,180,401)
                            ------------  ------------    ------------  ------------
Change in net assets from
capital transactions......     1,004,556    48,243,948      20,018,320    31,427,171
                            ------------  ------------    ------------  ------------
Change in net assets......    (2,685,365)   53,130,958      10,267,809    44,753,186
NET ASSETS:
 Beginning of period......   161,805,075   108,674,117     192,132,421   147,379,235
                            ------------  ------------    ------------  ------------
 End of period............  $159,119,710  $161,805,075    $202,400,230  $192,132,421
                            ============  ============    ============  ============
SHARE TRANSACTIONS:
 Issued...................     2,004,734     7,530,796       4,662,460     7,760,028
 Reinvested...............        26,687        55,526         187,944       306,797
 Redeemed.................    (1,923,006)   (2,646,733)     (2,847,793)   (4,876,621)
                            ------------  ------------    ------------  ------------
Change in shares..........       108,415     4,939,589       2,002,611     3,190,204
                            ============  ============    ============  ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                  North Carolina                South Carolina
                            Intermediate Tax-Free Bond    Intermediate Tax-Free Bond
                           ----------------------------  ----------------------------
                                             For the                       For the
                              For the      year ended       For the      year ended
                            period ended  September 30,   period ended  September 30,
                           March 31, 1999     1998       March 31, 1999   1998 (a)
                           -------------- -------------  -------------- -------------
                            (Unaudited)                   (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income....  $  1,698,211  $  3,470,478    $   357,913    $   706,343
 Net realized gains (loss-
 es) from investment
 transactions.............       316,617       618,990         70,072        114,696
 Net change in unrealized
 appreciation/depreciation
 from investments.........    (1,437,364)    1,532,666       (350,785)       712,599
                            ------------  ------------    -----------    -----------
Change in net assets re-
sulting from operations...       577,464     5,622,134         77,200      1,533,638
                            ------------  ------------    -----------    -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................      (242,362)     (402,433)        (8,835)        (7,750)
 From net realized gains
 from investment transac-
 tions....................       (85,491)           --         (2,388)            --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................    (1,455,850)   (3,068,045)      (349,078)      (698,593)
 From net realized gains
 from investment transac-
 tions....................      (507,030)           --       (142,552)        (4,440)
                            ------------  ------------    -----------    -----------
Change in net assets re-
sulting from shareholder
distributions.............    (2,290,733)   (3,470,478)      (502,853)      (710,783)
                            ------------  ------------    -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................     7,311,356    35,765,794      2,072,363     25,741,437
 Dividends reinvested.....       268,705       364,565          6,700          9,639
 Cost of shares redeemed..   (10,946,971)  (23,775,790)    (1,180,980)    (8,034,967)
                            ------------  ------------    -----------    -----------
Change in net assets from
capital transactions......    (3,366,910)   12,354,569        898,083     17,716,109
                            ------------  ------------    -----------    -----------
Change in net assets......    (5,080,179)   14,506,225        472,430     18,538,964
NET ASSETS:
 Beginning of period......    85,046,071    70,539,846     18,538,964             --
                            ------------  ------------    -----------    -----------
 End of period............  $ 79,965,892  $ 85,046,071    $19,011,394    $18,538,964
                            ============  ============    ===========    ===========
SHARE TRANSACTIONS:
 Issued...................       699,924     3,473,673        201,378      2,562,664
 Reinvested...............        25,726        35,317            646            951
 Redeemed.................    (1,052,847)   (2,295,775)      (114,815)      (783,050)
                            ------------  ------------    -----------    -----------
Change in shares..........      (327,197)    1,213,215         87,209      1,780,565
                            ============  ============    ===========    ===========

----
(a) For the period from October 20, 1997 (commencement of operations) through September 30, 1998.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                Growth and Income                  Balanced
                                    Stock Fund                       Fund
                           ----------------------------  ----------------------------
                                             For the                       For the
                              For the      year ended       For the      year ended
                            period ended  September 30,   period ended  September 30,
                           March 31, 1999     1998       March 31, 1999     1998
                           -------------- -------------  -------------- -------------
                            (Unaudited)                   (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income....  $  2,923,888  $  5,652,299    $  1,913,472  $  3,997,983
 Net realized gains (loss-
 es) from investment
 transactions.............    18,312,667    21,641,916       4,605,542     5,078,608
 Net change in unrealized
 appreciation/depreciation
 from investments.........    25,730,410   (29,688,415)      3,245,795      (685,286)
                            ------------  ------------    ------------  ------------
Change in net assets re-
sulting from operations...    46,966,965    (2,394,200)      9,764,809     8,391,305
                            ------------  ------------    ------------  ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................      (231,195)     (469,768)       (259,967)     (610,172)
 From net realized gains
 from investment transac-
 tions....................    (1,704,986)   (2,344,787)     (1,111,931)     (488,936)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................       (79,871)     (125,661)       (146,080)     (227,269)
 From net realized gains
 from investment transac-
 tions....................    (1,455,060)   (1,273,210)       (856,840)     (195,167)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................    (2,612,822)   (5,052,761)     (1,523,017)   (3,171,488)
 From net realized gains
 from investment transac-
 tions....................   (15,578,825)  (20,939,456)     (5,781,527)   (2,542,690)
                            ------------  ------------    ------------  ------------
Change in net assets re-
sulting from shareholder
distributions.............   (21,662,759)  (30,205,643)     (9,679,362)   (7,235,722)
                            ------------  ------------    ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................    46,776,226   164,375,541      17,381,495    53,945,233
 Dividends reinvested.....    11,183,618    15,611,037       7,444,564     5,439,685
 Cost of shares redeemed..   (58,679,003)  (86,854,516)    (10,943,838)  (26,585,285)
                            ------------  ------------    ------------  ------------
Change in net assets from
capital transactions......      (719,159)   93,132,062      13,882,221    32,799,633
                            ------------  ------------    ------------  ------------
Change in net assets......    24,585,047    60,532,219      13,967,668    33,955,216
NET ASSETS:
 Beginning of period......   420,885,083   360,352,864     146,072,836   112,117,620
                            ------------  ------------    ------------  ------------
 End of period............  $445,470,130  $420,885,083    $160,040,504  $146,072,836
                            ============  ============    ============  ============
SHARE TRANSACTIONS:
 Issued...................     2,339,905     8,269,791       1,221,886     3,856,203
 Reinvested...............       552,184       807,285         520,039       394,306
 Redeemed.................    (2,930,138)   (4,346,118)       (769,729)   (1,905,688)
                            ------------  ------------    ------------  ------------
Change in shares..........       (38,049)    4,730,958         972,196     2,344,821
                            ============  ============    ============  ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                  Large Company                 Small Company
                                   Growth Fund                   Growth Fund
                           ----------------------------  ----------------------------
                                             For the                       For the
                              For the      year ended       For the      year ended
                            period ended  September 30,   period ended  September 30,
                           March 31, 1999   1998 (a)     March 31, 1999     1998
                           -------------- -------------  -------------- -------------
                            (Unaudited)                   (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income....  $   (23,262)  $    190,518    $   (526,886) $ (1,111,591)
 Net realized gains
 (losses) from investment
 and futures
 transactions.............      854,714      4,017,265           1,536      (671,786)
 Net change in unrealized
 appreciation/depreciation
 from investments and
 futures..................   17,060,338     (5,752,976)     25,116,826   (21,630,763)
                            -----------   ------------    ------------  ------------
Change in net assets re-
sulting from operations...   17,891,790     (1,545,193)     24,591,476   (23,414,140)
                            -----------   ------------    ------------  ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................           --         (1,120)             --            --
 From net realized gains
 from investment transac-
 tions....................     (124,106)        (1,053)             --            --
 In excess of net realized
 gains from investment
 transactions.............           --             --              --      (166,425)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................           --           (382)             --            --
 From net realized gains
 from investment transac-
 tions....................     (279,203)        (2,298)             --            --
 In excess of net realized
 gains from investment
 transactions.............           --             --              --      (128,891)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................      (24,125)      (189,016)             --            --
 From net realized gains
 from investment transac-
 tions....................   (3,203,980)      (471,004)             --            --
 In excess of net realized
 gains from investment
 transactions.............           --             --              --      (933,116)
                            -----------   ------------    ------------  ------------
Change in net assets re-
sulting from shareholder
distributions.............   (3,631,414)      (664,873)             --    (1,228,432)
                            -----------   ------------    ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................   15,746,442     95,063,688      47,948,065    90,705,910
 Dividends reinvested.....      460,407         13,188              --       743,235
 Cost of shares redeemed..   (7,985,711)   (35,969,006)    (44,487,414)  (63,766,251)
                            -----------   ------------    ------------  ------------
Change in net assets from
capital transactions......    8,221,138     59,107,870       3,460,651    27,682,894
                            -----------   ------------    ------------  ------------
Change in net assets......   22,481,514     56,897,804      28,052,127     3,040,322
NET ASSETS:
 Beginning of period......   56,897,804             --      83,245,041    80,204,719
                            -----------   ------------    ------------  ------------
 End of period............  $79,379,318   $ 56,897,804    $111,297,168  $ 83,245,041
                            ===========   ============    ============  ============
SHARE TRANSACTIONS:
 Issued...................    1,454,892      9,532,115       2,495,828     4,350,347
 Reinvested...............       43,579          1,324              --        35,920
 Redeemed.................     (711,345)    (3,623,392)     (2,239,136)   (3,081,871)
                            -----------   ------------    ------------  ------------
Change in shares..........      787,126      5,910,047         256,692     1,304,396
                            ===========   ============    ============  ============

----
(a) For the period from October 3, 1997 (commencement of operations) through September 30, 1998.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                                                Capital Manager
                                  International                   Conservative
                                   Equity Fund                    Growth Fund
                           ---------------------------- --------------------------------
                                             For the                          For the
                              For the      year ended        For the        year ended
                            period ended  September 30,    period ended    September 30,
                           March 31, 1999     1998      March 31, 1999 (a)   1998 (a)
                           -------------- ------------- ------------------ -------------
                            (Unaudited)                    (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income....  $  (130,731)   $   333,237     $   460,405      $   706,230
 Net realized gains
 (losses) from investment
 and foreign currency
 transactions.............   (1,381,392)     1,651,855         666,009          369,305
 Net change in unrealized
 appreciation/depreciation
 from investments.........   14,468,777     (9,954,036)        473,526         (204,510)
                            -----------    -----------     -----------      -----------
Change in net assets re-
sulting from operations...   12,956,654     (7,968,944)      1,599,940          871,025
                            -----------    -----------     -----------      -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................       (4,037)        (3,734)         (4,952)          (1,053)
 In excess of net invest-
 ment income..............           --         (1,175)             --               --
 From net realized gains
 from investment transac-
 tions....................      (22,804)       (18,552)         (2,027)              --
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................       (2,136)            --             (39)              --
 In excess of net invest-
 ment income..............           --         (2,052)             --               --
 From net realized gains
 from investment transac-
 tions....................      (34,567)       (29,878)             --               --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................     (273,843)      (342,214)       (496,422)        (705,177)
 In excess of net invest-
 ment income..............           --        (17,843)             --               --
 From net realized gains
 from investment transac-
 tions....................   (1,288,928)    (1,229,598)       (400,054)              --
                            -----------    -----------     -----------      -----------
Change in net assets re-
sulting from shareholder
distributions.............   (1,626,315)    (1,645,046)       (903,494)        (706,230)
                            -----------    -----------     -----------      -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................    9,758,490     37,976,546       8,185,766       23,734,446
 Dividends reinvested.....      481,379        576,374          42,237              319
 Cost of shares redeemed..   (5,626,881)    (9,730,326)       (320,226)          (7,488)
                            -----------    -----------     -----------      -----------
Change in net assets from
capital transactions......    4,612,988     28,822,594       7,907,777       23,727,277
                            -----------    -----------     -----------      -----------
Change in net assets......   15,943,327     19,208,604       8,604,223       23,892,072
NET ASSETS:
 Beginning of period......   73,593,669     54,385,065      23,892,072               --
                            -----------    -----------     -----------      -----------
 End of period............  $89,536,996    $73,593,669     $32,496,295      $23,892,072
                            ===========    ===========     ===========      ===========
SHARE TRANSACTIONS:
 Issued...................      891,011      3,389,581         777,618        2,369,887
 Reinvested...............       44,008         53,679           4,021               31
 Redeemed.................     (518,257)      (868,492)        (30,673)            (735)
                            -----------    -----------     -----------      -----------
Change in shares..........      416,762      2,574,768         750,966        2,369,183
                            ===========    ===========     ===========      ===========

----
(a) The Fund commenced offering Trust Shares on October 2, 1997, Class A Shares on January 29, 1998, and Class B Shares on January 29, 1999.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                      Statements of Changes in Net Assets

                                    Capital Manager
                                    Moderate Growth                  Capital Manager
                                          Fund                         Growth Fund
                            -------------------------------- --------------------------------
                                                  For the                          For the
                                 For the        year ended        For the        year ended
                               period ended    September 30,    period ended    September 30,
                            March 31, 1999 (a)   1998 (a)    March 31, 1999 (a)   1998 (a)
                            ------------------ ------------- ------------------ -------------
                               (Unaudited)                      (Unaudited)
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income....     $   268,439      $   498,721     $   163,338      $   344,249
 Net realized gains (loss-
 es) from investment
 transactions.............         724,181          560,017         794,204          725,624
 Net change in unrealized
 appreciation/depreciation
 from investments.........       1,415,698         (942,698)      1,986,787       (1,470,716)
                               -----------      -----------     -----------      -----------
Change in net assets re-
sulting from operations...       2,408,318          116,040       2,944,329         (400,843)
                               -----------      -----------     -----------      -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................         (19,300)          (5,356)         (6,983)          (1,661)
 From net realized gains
 from investment transac-
 tions....................         (36,656)              --         (15,042)              --
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................            (390)              --             (16)              --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................        (319,554)        (493,365)       (246,136)        (342,588)
 From net realized gains
 from investment transac-
 tions....................        (540,033)              --        (705,524)              --
                               -----------      -----------     -----------      -----------
Change in net assets
resulting from shareholder
distributions.............        (915,933)        (498,721)       (973,701)        (344,249)
                               -----------      -----------     -----------      -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................       1,974,540       23,215,874         678,187       22,390,339
 Dividends reinvested.....          52,747              310          24,588            1,147
 Cost of shares redeemed..        (118,805)          (5,833)        (91,823)              --
                               -----------      -----------     -----------      -----------
Change in net assets from
capital transactions......       1,908,482       23,210,351         610,952       22,391,486
                               -----------      -----------     -----------      -----------
Change in net assets......       3,400,867       22,827,670       2,581,580       21,646,394
NET ASSETS:
 Beginning of period......      22,827,670               --      21,646,394               --
                               -----------      -----------     -----------      -----------
 End of period............     $26,228,537      $22,827,670     $24,227,974      $21,646,394
                               ===========      ===========     ===========      ===========
SHARE TRANSACTIONS:
 Issued...................         186,655        2,316,995          64,440        2,237,201
 Reinvested...............           5,053               30           2,353              109
 Redeemed.................         (11,419)            (589)         (8,650)              --
                               -----------      -----------     -----------      -----------
Change in shares..........         180,289        2,316,436          58,143        2,237,310
                               ===========      ===========     ===========      ===========

----
(a) The Fund commenced offering Trust Shares on October 2, 1997, Class A Shares on January 29, 1998, and Class B Shares on January 29, 1999.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                         PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

 Principal                         Security                          Amortized
   Amount                        Description                           Cost
 ---------  -----------------------------------------------------   -----------
 Certificate of Deposit (4.9%):
 Banks (4.9%):
 $2,000,000 Fleet National Bank, 5.07%, 4/9/99, A1, P1...........   $ 2,000,000
  1,000,000 Nationsbank, 5.00%, 1/6/00, A1+, P1..................       999,852
                                                                    -----------
   Total Certificate of Deposit                                       2,999,852
                                                                    -----------
 Commercial Paper (55.5%):
 Aircraft Engines & parts (3.2%):
  2,000,000 Allied Signal, 4.81%, 4/19/99, A1, P1................     1,995,190
                                                                    -----------
 Automotive Parts--Replacement (2.4%):
  1,500,000 Daimler-Benz North America, 4.96%, 5/21/99, A1, P1...     1,489,667
                                                                    -----------
 Banks (3.2%):
  2,000,000 National City Credit Corp, 4.83%, 4/20/99, A1, P1....     1,994,902
                                                                    -----------
 Business Credit Institutions (6.4%):
  2,000,000 General Electric Capital Corp., 4.89%, 6/9/99, A1+,
            P1...................................................     1,981,255
  2,000,000 Sears Roebuck Acceptance Corp., 4.85%, 6/23/99, A2,
            P1...................................................     1,977,636
                                                                    -----------
                                                                      3,958,891
                                                                    -----------
 Chemicals & Allied Products (3.2%):
  2,000,000 Great Lakes Chemical Corp., 4.82%, 5/14/99, A1, P1...     1,988,486
                                                                    -----------
 Communications Equipment (3.2%):
  2,000,000 Alcatel Alsthom, Inc., 4.87%, 8/19/99, A1, P1........     1,962,122
                                                                    -----------
 Insurance (3.2%):
  2,000,000 Prudential Funding Corp., 4.75%, 7/15/99, A1, P1.....     1,972,292
                                                                    -----------
 Insurance Agent & Brokerage Services (3.2%):
  2,000,000 Marsh And Mclennan Co., 4.93%, 4/28/99, A1+, P1......     1,992,605
                                                                    -----------
 Manufacturing (4.8%):
  3,000,000 Fortune Brands, 4.81%, 8/16/99, A1, P1...............     2,945,086
                                                                    -----------
 Newspaper Publishing & Printing (3.6%):
  2,220,000 Times Mirror, 4.85%, 5/21/99, A1, P1.................     2,205,046
                                                                    -----------

 Principal                         Security                          Amortized
   Amount                        Description                           Cost
 ---------  -----------------------------------------------------   -----------
 Commercial Paper, continued:
 Personal Credit Institution (9.6%):
 $2,000,000 Associates First Capital Corp., 4.97%, 4/28/99, A1,
            P1...................................................   $ 1,992,544
  2,000,000 Ford Motor Credit Corp., 4.83%, 6/18/99, A1, P1......     1,979,070
  2,000,000 Norwest Financial, Inc., 4.78%, 5/24/99, A1+, P1.....     1,985,926
                                                                    -----------
                                                                      5,957,540
                                                                    -----------
 Pharmaceuticals (3.1%):
  1,900,000 Johnson & Johnson, 4.80%, 5/6/99, A1+, P1............     1,891,133
                                                                    -----------
 Plastic Synthetic & Resin (3.2%):
  2,000,000 Dupont (EI) De Nemours & Co., 4.87%, 6/8/99, A1+,
            P1...................................................     1,981,602
                                                                    -----------
 Services--Miscellaneous Amusement (3.2%):
  2,000,000 Walt Disney Co., 4.89%, 9/14/99, A1, P1..............     1,954,903
                                                                    -----------
   Total Commercial Paper                                            34,289,465
                                                                    -----------
 U.S. Government Agencies (20.2%):
 Federal Home Loan Bank (8.0%):
  5,000,000 4.70%, 6/30/99.......................................     4,941,250
                                                                    -----------
 Federal Home Loan Mortgage Corp. (12.2%):
  7,563,000 4.82%, 4/1/99........................................     7,563,000
                                                                    -----------
   Total U.S. Government Agencies                                    12,504,250
                                                                    -----------
 Variable Rate Notes (19.6%):
 Banks (2.6%):
  1,600,000 Corestates Capital Corp., 4.96%*, 5/28/99............     1,600,171
                                                                    -----------
 Chemicals (4.9%):
  3,000,000 Dow Chemical Co., 4.90%*, 3/15/00....................     2,998,939
                                                                    -----------
 Financial Services (12.1%):
  2,000,000 American Honda Finance, 5.03%*, 4/9/99(b)............     2,000,000
  2,500,000 Beneficial Corp., 4.91%*, 5/4/99.....................     2,499,981
  3,000,000 Merrill Lynch & Co., Inc., 5.40%*, 2/15/00...........     3,010,895
                                                                    -----------
                                                                      7,510,876
                                                                    -----------
   Total Variable Rate Notes                                         12,109,986
                                                                    -----------

                                   Continued

                           [BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

    Principal              Security           Amortized
      Amount              Description           Cost
    ---------         ------------------     -----------
   Total Investments
   (Amortized Cost $61,903,553)(a)--
   100.2%                                    $61,903,553
   Liabilities in excess of other
   assets--(0.2)%                              (135,048)
                                             -----------
   TOTAL NET ASSETS--100.0%                  $61,768,505
                                             ===========

----
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
    The board of trustees has deemed these securities to be liquid.
 * The rate reflected is the rate in effect at March
   31, 1999. The maturity reflected is the next rate change date.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                 U.S. TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
  ---------  ----------------------------------------------------   ------------
 U.S. Treasury Bills (20.9%):
 U.S. Treasury Bills (20.9%):
 $ 7,000,000 4/1/99..............................................   $  7,000,000
  37,500,000 4/22/99.............................................     37,396,794
   7,000,000 5/27/99.............................................      6,951,490
   7,000,000 6/24/99.............................................      6,934,667
   7,000,000 7/22/99.............................................      6,909,404
                                                                    ------------
   Total U.S. Treasury Bills                                          65,192,355
                                                                    ------------
 U.S. Treasury Notes (22.6%):
   7,000,000 6.25%, 5/31/99......................................      7,008,635
   7,000,000 6.75%, 5/31/99......................................      7,022,844
   7,000,000 6.00%, 8/15/99......................................      7,041,434
   7,000,000 5.75%, 9/30/99......................................      7,039,026
   7,000,000 5.625%, 10/31/99....................................      7,037,063
  14,000,000 5.875%, 11/15/99....................................     14,095,757
   7,000,000 5.625%, 12/31/99....................................      7,042,409
  14,000,000 5.375%, 1/31/00.....................................     14,053,269
                                                                    ------------
   Total U.S. Treasury Notes                                          70,340,437
                                                                    ------------

----
(a) Cost for federal income tax and financial reporting purposes are the same.

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
  ---------  ----------------------------------------------------   ------------
 Repurchase Agreements (56.6%):
 $70,000,000 First Boston, 4.90%, 4/1/99.........................   $ 70,000,000
  14,000,000 Lehman Brothers, 4.80%, 4/1/99......................     14,000,000
  13,000,000 Merrill Lynch, 4.65%, 4/1/99........................     13,000,000
  65,487,921 Nationsbank, 4.92%, 4/1/99..........................     65,487,921
  14,000,000 Smith Barney, 4.875%, 4/1/99........................     14,000,000
                                                                    ------------
   Total Repurchase Agreements                                       176,487,921
                                                                    ------------
   Total Investments
   (Amortized Cost $312,020,713) (a)--100.1%                         312,020,713
   Liabilities in excess of other assets--(0.1)%                       (191,568)
                                                                    ------------
   TOTAL NET ASSETS--100.0%                                         $311,829,145
                                                                    ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Corporate Bonds (7.4%):
 Banks (4.0%):
 $ 3,000,000 Nationsbank Corp., 6.125%, 7/15/04..................   $  3,022,500
   3,000,000 SunTrust Banks, 7.375%, 7/1/02......................      3,127,500
                                                                    ------------
                                                                       6,150,000
                                                                    ------------
 Financial Services (0.6%):
   1,000,000 Ford Motor Credit Co., 6.55%, 9/10/02...............      1,021,250
                                                                    ------------
 Industrial Goods & Services (1.9%):
   3,000,000 IBM Corp., 6.22%, 8/1/27, Putable 8/1/04 @ 100......      3,075,000
                                                                    ------------
 Technology--Software (0.9%):
   1,500,000 AT&T Corp., 5.625%, 3/15/04.........................      1,492,500
                                                                    ------------
   Total Corporate Bonds                                              11,738,750
                                                                    ------------
 Mortgage Securities (44.7%):
 Federal Home Loan Mortgage Corp. (22.3%):
   1,179,409 6.50%, 2/1/11, Pool # G10473........................      1,195,992
   1,561,446 6.00%, 3/1/11, Pool # E20228........................      1,558,511
   2,451,317 6.50%, 12/1/12,
             Gold Pool # E00523..................................      2,478,895
   3,332,822 6.5%, 2/1/13, Pool # E00532.........................      3,370,316
   4,472,826 6.50%, 5/1/13, Pool # E00548........................      4,517,554
   3,366,809 6.50%, 11/01/13, Pool # G10844......................      3,400,477
   5,000,000 6.00%, 8/15/14, Series 2103 TA CMO..................      4,978,200
   5,000,000 6.00%, 11/15/16, Series 2103 PY CMO.................      5,015,800
   5,000,000 6.25%, 1/15/20, Series 1583 G CMO...................      5,043,600
   3,968,231 6.00%, 11/1/28, Pool # C00680.......................      3,859,104
                                                                    ------------
                                                                      35,418,449
                                                                    ------------
 Federal National Mortgage Assoc. (22.4%):
   1,188,819 7.00%, 6/1/08, Pool # 50751.........................      1,223,734
   1,607,587 7.50%, 12/1/08, Pool # 190611.......................      1,662,840
   1,703,408 6.00%, 3/1/09, Pool # 50986.........................      1,697,548
   1,802,382 6.00%, 4/1/09, Pool # 190759........................      1,796,181
   1,579,500 6.50%, 4/1/09, Pool # 250009........................      1,601,218
   5,182,125 6.00%, 12/1/09, Pool # 313658.......................      5,162,693
   2,750,098 6.00%, 4/1/13, Pool #251656.........................      2,730,324
   5,000,000 6.25%, 7/18/13, Series 1998-36 PA CMO...............      5,011,750

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Mortgage Securitiess, continued:
 Federal National Mortgage Assoc., continued:
 $ 4,821,653 6.00%, 11/1/13, Pool # 323363.......................   $  4,780,958
   5,000,000 6.125%, 12/18/21, Series 1998-24 QE CMO.............      5,005,100
   5,000,000 6.00%, 11/18/22, Series 1998-36 PN CMO..............      4,977,300
                                                                    ------------
                                                                      35,649,646
                                                                    ------------
   Total Mortgage Securities                                          71,068,095
                                                                    ------------
 U.S. Government Agencies (10.9%):
 Federal Home Loan Bank (5.0%):
   3,000,000 6.17%, 3/8/01.......................................      3,048,930
   5,000,000 5.125%, 9/15/03(b)..................................      4,922,750
                                                                    ------------
                                                                       7,971,680
                                                                    ------------
 Federal Home Loan Mortgage Corp. (1.9%):
   2,000,000 4.75%, 12/14/01(b)..................................      1,973,960
   1,000,000 5.75%, 4/15/08......................................        993,020
                                                                    ------------
                                                                       2,966,980
                                                                    ------------
 Federal National Mortgage Assoc. (4.0%):
   5,000,000 4.625%, 10/15/01....................................      4,925,300
   1,500,000 5.125%, 2/13/04.....................................      1,474,275
                                                                    ------------
                                                                       6,399,575
                                                                    ------------
   Total U.S. Government Agencies                                     17,338,235
                                                                    ------------
 U.S. Treasury Notes (34.9%):
  11,000,000 6.50%, 4/30/99(b)...................................     11,015,290
   9,500,000 8.00%, 8/15/99(b)...................................      9,616,565
  11,000,000 5.625%, 10/31/99(b).................................     11,052,030
  12,500,000 6.75%, 4/30/00(b)...................................     12,735,750
   6,000,000 5.625%, 2/28/01(b)..................................      6,067,260
   5,000,000 5.875%, 11/30/01(b).................................      5,097,500
                                                                    ------------
   Total U.S. Treasury Notes                                          55,584,395
                                                                    ------------
 Investment Companies (1.5%):
   2,362,008 Federated Short Term U.S. Government Fund...........      2,362,008
                                                                    ------------
   Total Investment Companies                                          2,362,008
                                                                    ------------
 Short Term Securities as Collateral (32.1%):
 Commercial Paper (23.1%):
   4,000,000 Bavaria Universal Funding,
             4.90%, 4/20/99......................................      3,982,033

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Short Term Securities as Collateral, continued:
 Commercial Paper, continued:
 $11,000,000 Chrysler Funding, 4.90%, 4/14/99....................   $ 10,863,753
   9,000,000 Lyon Short Term, 4.91%, 4/12/99.....................      8,952,128
   9,000,000 Prudential Financial, 4.92%, 4/15/99................      8,964,330
   4,000,000 TI Group, 4.90%, 4/26/99............................      3,982,578
                                                                    ------------
                                                                      36,744,822
                                                                    ------------
 Medium Term Note (3.8%):
   6,000,000 GMAC, 5.27%, 11/13/00...............................      6,000,000
                                                                    ------------

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized apprecia-
               tion................... $   511,094
               Unrealized deprecia-
               tion...................  (1,001,262)
                                       -----------
               Unrealized deprecia-
               tion................... $  (490,168)
                                       ===========

(b) All or part of this security has been loaned at March 31, 1999.
CMO--Collateralized Mortgage Obligation.

   Shares
     or
  Principal                       Security                           Market
   Amount                        Description                         Value
  ---------  --------------------------------------------------   ------------
 Short Term Securities as Collateral, continued:
 Repurchase Agreements (5.2%):
 $ 8,342,681 Lehman Brothers Triparty Agreement, 5.125%,
             4/1/99, (see Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for Collateral description)..   $  8,342,681
                                                                  ------------
   Total Short Term Securities Held as Collateral                   51,087,503
                                                                  ------------
   Total Investments
   (Cost $209,669,154)(a)--131.5%                                  209,178,986
   Liabilities in excess of other assets--(31.5%)                  (50,059,276)
                                                                  ------------
   TOTAL NET ASSETS--100.0%                                       $159,119,710
                                                                  ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

INTERMEDIATE U.S. GOVERNMENT BOND FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------  ---------------------------------------------------   ------------
 Corporate Bonds (16.5%):
 Banks (4.0%):
 $ 3,000,000 AmSouth Bank, 6.45%, 2/1/18, Putable/Callable
             2/1/08 @...........................................   $  3,003,750
   5,000,000 SunTrust Banks, 7.375%, 7/1/02.....................      5,212,500
                                                                   ------------
                                                                      8,216,250
                                                                   ------------
 Consumer Goods & Services (1.5%):
   3,000,000 Kimberly--Clark Corp., 6.25%, 7/15/18..............      2,940,000
                                                                   ------------
 Financial Services (3.5%):
   2,000,000 Ford Motor Credit Co., 6.55%, 9/10/02..............      2,042,500
   5,000,000 Morgan Stanley Dean Witter, 6.375%, 8/1/02.........      5,075,000
                                                                   ------------
                                                                      7,117,500
                                                                   ------------
 Industrial Goods & Services (2.0%):
   4,000,000 IBM Corp., 6.22%, 8/1/27, Putable 8/1/04 @ 100.....      4,100,000
                                                                   ------------
 Leisure Time Industries (2.6%):
   5,000,000 The Walt Disney Co., 6.75%, 3/30/06................      5,225,000
                                                                   ------------
 Technology-Software (2.9%):
   2,500,000 AT&T Corp., 6.00%, 3/15/09.........................      2,484,375
   2,000,000 Lucent Technologies, 5.50%, 11/15/08...............      1,925,000
   1,500,000 Lucent Technologies, 6.45%, 3/15/29................      1,464,375
                                                                   ------------
                                                                      5,873,750
                                                                   ------------
   Total Corporate Bonds                                             33,472,500
                                                                   ------------
 Mortgage Securities (37.3%):
 Federal Home Loan Mortgage Corp. (19.0%):
   1,379,573 7.50%, 7/1/07, Pool # E00108.......................      1,428,285
   1,403,885 6.50%, 2/1/11, Pool # G10473.......................      1,423,623
   1,561,446 6.00%, 3/1/11, Pool # E20228.......................      1,558,511
   2,667,407 6.50%, 4/1/11, Pool # E20235.......................      2,707,418
   3,268,423 6.50%, 12/1/12, Gold Pool # E00523.................      3,305,193
   4,472,826 6.50%, 5/1/13, Pool # E00548.......................      4,517,554
   3,366,809 6.50%, 11/01/13, Pool # G10844.....................      3,400,477
   5,000,000 6.00%, 8/15/14, Series 2103 TA CMO.................      4,978,200

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Mortgage Securities, continued:
 Federal Home Loan Mortgage Corp., continued:
 $ 5,000,000 6.00%, 11/15/16, Series 2103 PY CMO.................   $  5,015,800
   5,000,000 6.25%, 1/15/20, Series 1583 G CMO...................      5,043,599
   4,960,289 6.00%, 11/1/28, Pool # C00680.......................      4,823,881
                                                                    ------------
                                                                      38,202,541
                                                                    ------------
 Federal National Mortgage Assoc. (16.7%):
   3,521,492 6.00%, 6/1/08, Pool # 124885........................      3,529,169
   2,207,806 7.00%, 6/1/08, Pool # 50751.........................      2,272,650
   2,220,911 6.00%, 12/1/09, Pool # 313658.......................      2,212,582
   3,666,797 6.00%, 4/1/13, Pool #251656.........................      3,640,432
   4,849,537 6.00%, 11/1/13, Pool #323363........................      4,808,607
   5,000,000 6.125%, 12/18/21, Series 1998-24 QE CMO.............      5,005,099
   5,000,000 6.00%, 11/18/22, Series 1998-36 PN CMO..............      4,977,300
   2,572,123 7.00%, 4/1/24, Pool # 250005........................      2,621,148
   4,973,957 6.00%, 1/1/29, Pool # 252211........................      4,832,498
                                                                    ------------
                                                                      33,899,485
                                                                    ------------
 Government National Mortgage Assoc. (1.6%):
   3,123,834 7.00%, 8/15/23, Pool # 354627.......................      3,188,248
                                                                    ------------
   Total Mortgage Securities                                          75,290,274
                                                                    ------------
 U.S. Government Agencies (14.7%):
 Federal Home Loan Bank (4.9%):
   5,000,000 5.125%, 9/15/03(b)..................................      4,922,750
   2,000,000 6.789%, 2/5/07......................................      2,107,600
   3,000,000 5.84%, 7/14/08(b)...................................      2,980,590
                                                                    ------------
                                                                      10,010,940
                                                                    ------------
 Federal Home Loan Mortgage Corp. (1.0%):
   2,000,000 5.75%, 4/15/08......................................      1,986,040
 Federal National Mortgage Assoc. (8.8%):
   5,000,000 4.625%, 10/15/01(b).................................      4,925,300
   8,000,000 5.125%, 2/13/04.....................................      7,862,800
   5,000,000 6.00%, 5/15/08(b)...................................      5,055,550
                                                                    ------------
                                                                      17,843,650
                                                                    ------------
   Total U.S. Government Agencies                                     29,840,630
                                                                    ------------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 U.S. Treasury Bonds (3.3%):
 $ 2,500,000 7.50%, 11/15/16(b)..................................   $  2,935,825
   3,750,000 6.00%, 2/15/26......................................      3,812,813
                                                                    ------------
   Total U.S. Treasury Bonds                                           6,748,638
                                                                    ------------
 U.S. Treasury Notes (26.1%):
   9,500,000 6.375%, 8/15/02.....................................      9,849,695
   7,250,000 6.25%, 2/15/03(b)...................................      7,513,538
   4,000,000 7.25%, 8/15/04(b)...................................      4,367,600
   6,500,000 5.875%, 11/15/05(b).................................      6,683,560
  11,000,000 6.50%, 10/15/06(b)..................................     11,719,950
  12,000,000 6.25%, 2/15/07(b)...................................     12,630,960
                                                                    ------------
   Total U.S. Treasury Notes                                          52,765,303
                                                                    ------------
 Investment Companies (1.6%):
   3,264,850 Federated Short Term U.S. Government Fund...........      3,264,850
                                                                    ------------
   Total Investment Companies                                          3,264,850
                                                                    ------------
 Short Term Securities Held as Collateral (29.3%):
 Commercial Paper (20.6%):
  16,000,000 Bavaria Universal Funding, 4.90%, 4/20/99...........     15,928,133
   6,000,000 Lyon Short Term, 4.91%, 4/12/99.....................      5,968,085

   Shares
     or
  Principal                       Security                           Market
   Amount                        Description                         Value
  ---------  --------------------------------------------------   ------------
 Short Term Securities Held as Collateral, continued:
 Commercial Paper, continued:
 $ 9,000,000 Prudential Financial, 4.92%, 4/15/99..............   $  8,964,330
  11,000,000 TI Group, 4.90%, 4/26/99..........................     10,952,089
                                                                  ------------
                                                                    41,812,637
                                                                  ------------
 Medium Term Note (3.5%):
   7,000,000 GMAC, 5.27%, 11/13/00.............................      7,000,000
                                                                  ------------
 Repurchase Agreements (5.2%):
  10,578,982 Lehman Brothers Triparty Agreement, 5.125%,
             4/1/99, (see Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for Collateral description)..     10,578,982
                                                                  ------------
   Total Short-Term Securities Held as Collateral                   59,391,619
                                                                  ------------
   Total Investments
   (Cost $259,541,480)(a)--128.8%                                  260,773,814
   Liabilities in excess of other assets--(28.8%)                  (58,373,584)
                                                                  ------------
   TOTAL NET ASSETS--100.0%                                       $202,400,230
                                                                  ============

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $2,466,140
               Unrealized deprecia-
               tion....................  (1,233,806)
                                         ----------
               Net unrealized apprecia-
               tion....................  $1,232,334
                                         ==========

(b) All or part of this security has been loaned at March 31, 1999. CMO-Collateralized Mortgage Obligation.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds (98.7%):
 Education Bonds (2.9%):
 $  500,000 Appalachian State University, North Carolina, 5.00%,
            5/15/18, Callable 5/15/08 @ 102, MBIA................   $   501,240
    500,000 North Carolina, Educational Facilities, 5.00%,
            10/1/17, Callable 10/1/06 @ 102......................       501,500
    550,000 University of North Carolina, Asheville Revenue,
            5.15%, 6/1/18, Callable 6/1/07 @102, AMBAC...........       558,536
    250,000 University of North Carolina, University Revenues,
            4.90%, 8/1/03, Callable 8/1/02 @ 102.................       261,285
    500,000 University of North Carolina, University Revenues,
            5.20%, 5/15/05.......................................       531,995
                                                                    -----------
                                                                      2,354,556
                                                                    -----------
 General Obligation Bonds (67.1%):
    250,000 Alamance County, North Carolina, 4.30%, 5/1/09.......       249,870
    150,000 Alamance County, North Carolina, 4.40%, 5/1/10,
            Callable 5/1/09 @ 100.5..............................       149,214
    300,000 Asheville, North Carolina, 6.00%, 3/1/01.............       313,758
    250,000 Asheville, North Carolina, 5.00%, 6/1/09, Callable
            6/1/07 @ 101, MBIA...................................       261,585
    500,000 Buncombe County, North Carolina, 5.00%, 3/1/01.......       513,930
    500,000 Buncombe County, North Carolina, 5.00%, 3/1/03.......       522,555
    350,000 Buncombe County, North Carolina, 5.10%, 3/1/04.......       369,096
    500,000 Buncombe County, North Carolina, 5.80%, 2/1/05,
            Callable 2/1/04 @ 100.5..............................       541,460
  1,000,000 Buncombe County, North Carolina, 5.10%, 3/1/07.......     1,060,740
    500,000 Buncombe County, North Carolina, 5.30%, 3/1/08, FSA..       534,395
    500,000 Burke County, North Carolina, 6.30%, 3/1/01, MBIA....       525,745
    400,000 Burlington, North Carolina, 5.10%, 2/1/07............       424,072
    500,000 Cabarrus County, North Carolina, 5.30%, 2/1/11,
            Callable 2/1/07 @ 102, MBIA..........................       531,065
  1,500,000 Cabarrus County, North Carolina, 5.30%, 2/1/13,
            Callable 2/1/07 @ 102, MBIA..........................     1,580,984
    500,000 Cary, North Carolina, 5.50%, 2/1/01..................       517,790
    500,000 Catawba County, North Carolina, 5.70%, 6/1/06,
            Callable 6/1/04 @ 101................................       540,930
    250,000 Charlotte, North Carolina, 5.00%, 2/1/20, Callable
            2/1/08 @ 102.........................................       249,023
    500,000 Charlotte, North Carolina, Series A, 5.50%, 7/1/06,
            Callable 7/1/02 @ 102................................       530,455
  1,000,000 Charlotte, North Carolina, Water & Sewer, 6.20%,
            6/1/01...............................................     1,054,950
    500,000 Chatham County, North Carolina, 5.40%, 4/1/11,
            Callable 4/1/06 @102.................................       532,720
    600,000 Cleveland County, North Carolina, 5.10%, 6/1/03,
            FGIC.................................................       630,708
  1,000,000 Craven County, North Carolina, 5.50%, 6/1/07,
            Callable 6/1/06 @ 100.5, MBIA........................     1,084,030
    500,000 Craven County, North Carolina, 5.50%, 6/1/09,
            Callable 6/1/06 @ 102, MBIA..........................       540,235
  1,000,000 Craven County, North Carolina, 5.50%, 6/1/16,
            Callable 6/1/06 @ 102, MBIA..........................     1,056,820
    500,000 Cumberland County, North Carolina, Certificate of
            Participation, Civic Center Project-Series A, 5.80%,
            12/1/03, AMBAC.......................................       541,920
    400,000 Davidson County, North Carolina, Certificate of
            Participation, 5.00%, 6/1/18, Callable 6/1/08 @ 101,
            MBIA.................................................       397,048
    500,000 Durham & Wake Counties, North Carolina, 5.75%,
            4/1/02...............................................       529,875
    500,000 Durham County, North Carolina, 5.40%, 2/1/02.........       523,695
    250,000 Durham County, North Carolina, 5.20%, 3/1/03,
            Callable 3/1/02 @ 100.5..............................       261,253
    500,000 Durham County, North Carolina, 4.90%, 2/1/04.........       523,150
    500,000 Durham County, North Carolina, 5.00%, 2/1/05.........       526,820
    340,000 Durham County, North Carolina, 5.20%, 3/1/05,
            Callable 3/1/02 @ 101.5..............................       356,041
    500,000 Durham County, North Carolina, Certificate of
            Participation, 5.00%, 5/1/14, Callable 5/1/08 @ 102..       507,210
    500,000 Fayetteville, North Carolina, 6.50%, 3/1/14, FGIC....       524,860
    500,000 Forsyth County, North Carolina, 6.20%, 3/1/04,
            Callable 3/1/01 @ 101.5..............................       531,460
  1,000,000 Forsyth County, North Carolina, 5.20%, 6/1/02........     1,046,520

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 General Obligation Bonds, continued:
 $  500,000 Forsyth County, North Carolina, 5.60%, 8/1/03,
            Callable 8/1/02 @ 100.5..............................   $   531,880
    265,000 Forsyth County, North Carolina, 5.40%, 6/1/04,
            Callable 6/1/02 @101.................................       279,551
    500,000 Forsyth County, North Carolina, 5.10%, 8/1/04........       530,095
    500,000 Forsyth County, North Carolina, 4.75%, 2/1/12,
            Callable 2/1/06 @ 102................................       506,210
    500,000 Gaston County, North Carolina, 5.00%, 3/1/08,
            Callable 3/1/06 @ 101, AMBAC.........................       525,375
  1,000,000 Gaston County, North Carolina, 5.50%, 5/1/09,
            Callable 5/1/07 @ 101, FGIC..........................     1,087,510
    500,000 Gaston County, North Carolina, 5.00%, 3/1/14, FGIC...       511,080
    500,000 Goldsboro, North Carolina, 4.90%, 6/1/01.............       514,670
    500,000 Greensboro, North Carolina, 5.40%, 4/1/02............       524,650
    500,000 Greensboro, North Carolina, 4.70%, 4/1/12, Callable,
            4/1/08 @ 102.........................................       503,100
    500,000 Greensboro, North Carolina, 5.20%, 6/1/12, Callable
            6/1/07 @ 102.........................................       523,780
    700,000 Henderson County, North Carolina, 6.50%, 6/1/01......       743,106
    300,000 Hickory County, North Carolina, 6.50%, 5/1/01........       317,796
    500,000 Johnston County, North Carolina, 5.00%, 5/1/09,
            Callable 5/1/07 @ 101, FGIC..........................       525,115
    500,000 Johnston County, North Carolina, 5.00%, 5/1/17,
            Callable 5/1/07 @ 102, FGIC..........................       502,945
    500,000 Lee County, North Carolina, 5.50%, 2/1/00............       509,785
    500,000 Lincoln County, North Carolina, 4.70%, 6/1/01, FGIC..       512,605
    750,000 Lincoln County, North Carolina, 4.80%, 6/1/04, FGIC..       781,988
    500,000 Mecklenburg County, North Carolina, 5.75%, 3/1/03,
            Callable 3/1/02 @ 100.5..............................       530,035
  1,000,000 Mecklenburg County, North Carolina, 5.40%, 4/1/03....     1,061,910
    500,000 Mecklenburg County, North Carolina, 4.80%, 3/1/10,
            Callable 3/1/06 @ 102................................       514,985
    500,000 Mecklenburg County, North Carolina, 5.50%, 4/1/11,
            Callable 4/1/04 @ 102................................       537,165
    625,000 New Hanover County, North Carolina, 5.30%, 5/1/09,
            Callable 5/1/06 @ 101.5..............................       667,356
    250,000 New Hanover County, North Carolina, 4.80%, 2/1/12,
            Callable 2/1/08 @ 102................................       253,095
    500,000 New Hanover County, North Carolina, 5.30%, 5/1/13,
            Callable 5/1/06 @ 102................................       525,630
    500,000 New Hanover County, North Carolina, 4.80%, 2/1/14,
            Callable 2/1/08 @ 102................................       500,810
    500,000 North Carolina State, 5.60%, 4/1/00..................       512,215
    250,000 North Carolina State, 6.10%, 3/1/03, Callable 3/1/02
            @ 100.5..............................................       267,653
    500,000 North Carolina State, 5.10%, 3/1/05..................       529,785
    400,000 North Carolina State, 4.70%, 2/1/06, Callable 2/1/04
            @ 101................................................       414,404
    250,000 North Carolina State, 5.10%, 3/1/06..................       265,535
    500,000 North Carolina State, 4.60%, 5/1/08, Callable 5/1/07
            @ 100.5..............................................       514,195
  1,000,000 North Carolina State, 5.10%, 6/1/09, Callable 6/1/06
            @ 101.5..............................................     1,059,890
    500,000 North Carolina State, 4.75%, 4/1/12, Callable 4/1/08
            @ 102................................................       506,300
    915,000 North Carolina, State Clean Water, 5.00%, 6/1/13,
            Callable 6/1/09 @ 102................................       944,060
    250,000 North Carolina, State Highway, 4.50%, 5/1/07.........       255,778
    500,000 Onslow County, North Carolina, 5.30%, 5/1/05.........       535,050
    500,000 Orange County, North Carolina, 5.10%, 6/1/00.........       510,500
    500,000 Orange County, North Carolina, 5.10%, 6/1/06,
            Callable 6/1/03 @ 101.5..............................       525,280
    500,000 Orange County, North Carolina, 5.10%, 6/1/07,
            Callable 6/1/03 @ 102................................       525,420
    500,000 Raleigh, North Carolina, 4.30%, 6/1/10, Callable
            6/1/08 @ 101.........................................       493,430
    500,000 Rocky Mount, North Carolina, 6.10%, 5/1/03, Callable
            5/1/02 @ 100.5.......................................       538,655
    625,000 Rowan County, North Carolina, 5.50%, 4/1/04, MBIA....       670,619
    700,000 Rowan County, North Carolina, 5.50%, 4/1/05, MBIA....       755,909
    225,000 Rowan County, North Carolina, 5.50%, 2/1/07, Callable
            2/1/06 @ 100.5, MBIA.................................       243,191

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 General Obligation Bonds, continued:
 $  250,000 Stokes County, North Carolina, 4.80%, 6/1/00, FGIC...   $   254,515
    650,000 Stokes County, North Carolina, 4.80%, 6/1/08, FGIC...       678,379
    500,000 Stokes County, North Carolina, 5.00%, 6/1/13,
            Callable 6/1/08 @ 102, FGIC..........................       515,880
  1,000,000 Surry County, North Carolina, 6.25%, 4/1/00, AMBAC...     1,030,480
    500,000 Surry County, North Carolina, 6.25%, 4/1/01, AMBAC...       525,940
    500,000 Union County, North Carolina, 5.20%, 6/1/13, Callable
            6/1/05 @ 102, MBIA...................................       520,890
    800,000 Wake County, North Carolina, 4.50%, 3/1/10, Callable
            3/1/08 @ 101.........................................       803,400
    500,000 Wake County, North Carolina, 4.90%, 2/1/11, Callable
            2/1/04 @ 102.........................................       515,575
    250,000 Wayne County, North Carolina, 4.80%, 4/1/02..........       257,958
    500,000 Wayne County, North Carolina, 4.80%, 4/1/03..........       518,955
    500,000 Wilkes County, North Carolina, 5.00%, 6/1/01, AMBAC..       515,705
    500,000 Wilkes County, North Carolina, 5.00%, 6/1/02, AMBAC..       519,835
    500,000 Wilkes County, North Carolina, 5.30%, 6/1/08,
            Callable 6/1/03 @ 102................................       526,840
    850,000 Wilmington, North Carolina, 5.00%, 4/1/10, FGIC......       895,611
    350,000 Winston-Salem, North Carolina, 6.25%, 4/1/07,
            Callable 4/1/02 @ 102................................       381,500
                                                                    -----------
                                                                     53,637,541
                                                                    -----------
 Health Care Bonds (10.8%):
    245,000 Charlotte-Mecklenberg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.70%, 1/1/01..       253,803
    200,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.70%, 1/1/01..       207,290
    185,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.90%, 1/1/02..       195,438
    110,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 6.00%, 1/1/03,
            Pre Refunded 1/1/02 @ 102............................       118,479
    190,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 6.00%, 1/1/03,
            Callable 1/1/02 @ 102................................       203,507
    500,000 North Carolina Health Care, Duke University, Health
            Care System Revenue, 4.70%, 6/1/10,
            Callable 6/1/08 @ 101................................       503,430
    500,000 North Carolina Health Care, Duke University, Health
            Care System Revenue, 5.00%, 6/1/18,
            Callable 6/1/08 @101.................................       490,895
    500,000 North Carolina Medical Care Community, Hospital
            Revenue, 5.10%, 11/1/09, Callable 11/1/07 @ 100,
            AMBAC................................................       522,885
  1,000,000 North Carolina Medical Care Community, Hospital
            Revenue, 5.00%, 10/1/10, Callable 10/1/07 @ 102,
            MBIA.................................................     1,041,479
    500,000 North Carolina Medical Care, Common Health Care
            Revenue, 5.00%, 10/1/08..............................       523,485
    500,000 North Carolina, Medical Care, 4.50%, 6/1/08..........       502,960
    500,000 North Carolina, Medical Care, 4.38%, 6/1/09, Callable
            6/1/08 @ 101.........................................       494,515
    250,000 North Carolina, Medical Care, 5.13%, 10/1/11,
            Callable 10/1/08 @ 101, MBIA.........................       259,583
  1,000,000 North Carolina, Medical Care, 5.00%, 6/1/17, Callable
            6/1/08 @ 101.........................................       988,180
    500,000 Pitt County, North Carolina, Memorial Hospital
            Revenue, 4.40%, 12/1/08..............................       497,250
  1,000,000 Pitt County, North Carolina, Memorial Hospital
            Revenue, 5.50%, 12/1/15, Callable 12/1/05 @ 102......     1,068,849
    500,000 University of North Carolina, Chapel Hill Hospital,
            4.95%, 2/15/08, Callable 2/15/06 @ 102...............       521,490
    250,000 University of North Carolina, Chapel Hill Hospital
            Revenue, 5.05%, 2/15/09, Callable 2/15/06 @ 102......       260,883
                                                                    -----------
                                                                      8,654,401
                                                                    -----------

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 Housing Bonds (1.5%):
 $  250,000 Centennial Authority, North Carolina, Hotel, Tax
            Revenue Arena, 5.00%, 9/1/12, Callable 9/1/07 @ 102,
            FSA..................................................   $   255,285
    500,000 Centennial Authority, North Carolina, Hotel, Tax
            Revenue Arena, 5.00%, 9/1/11, Callable 9/1/07 @102,
            FSA..................................................       512,640
    240,000 North Carolina Housing Finance Agency, 5.65%,
            9/1/02...............................................       249,396
    140,000 North Carolina Housing Finance Agency, 6.35%, 9/1/04,
            Callable 9/1/02 @ 102................................       147,969
                                                                    -----------
                                                                      1,165,290
                                                                    -----------
 Utility Bonds (16.4%):
    500,000 Asheville, North Carolina, Water System Revenue,
            5.30%, 8/1/09, Callable 8/1/06 @ 102, FGIC...........       535,690
  1,500,000 Asheville, North Carolina, Water System Revenue,
            5.63%, 8/1/16, Callable 8/1/06 @ 102, FGIC...........     1,595,594
    600,000 Charlotte, North Carolina, Water & Sewer, 5.70%,
            2/1/06, Callable 2/1/04 @ 101........................       652,098
  1,000,000 Charlotte, North Carolina, Water & Sewer, 5.60%,
            5/1/21, Callable 5/1/06 @ 102........................     1,107,020
    500,000 Charlotte, North Carolina, Water & Sewer, 5.60%,
            5/1/17, Callable 5/1/06 @ 102........................       553,510
  1,000,000 Charlotte, North Carolina, Water & Sewer, 5.25%,
            12/1/21, Callable 12/1/06 @ 102......................     1,014,310
    500,000 Durham, North Carolina, Water & Sewer, 4.90%, 6/1/13,
            Callable 6/1/08 @ 101................................       505,370
    500,000 Gastonia County, North Carolina, Utilities Revenue,
            4.75%, 5/1/15, Callable 5/1/08 @ 102, MBIA...........       492,795
    305,000 Gastonia, North Carolina, Comb Utilities Revenue,
            5.00%, 5/1/08, MBIA..................................       320,436
    500,000 Greensboro, North Carolina, Enterprise System
            Revenue, Water Utility Improvements, 5.38%, 6/1/19,
            Callable 6/1/05 @ 102................................       516,470
    500,000 Lincolnton, North Carolina, Enterprise System
            Revenue, Water & Sewer Improvement, 5.10%, 5/1/09,
            Callable 11/1/06 @ 102, MBIA.........................       528,710
    500,000 North Carolina Catawba Power Agency, 5.10%, 1/1/07,
            Callable 1/1/06 @ 102, AMBAC.........................       527,105
    785,000 North Carolina, Eastern Power Agency, 5.00%, 1/1/17..       799,789
  1,000,000 North Carolina, Municipal Power Agency, No 1, Catawba
            Electric Revenue, 5.13%, 1/1/17......................     1,005,640
    325,000 North Carolina, Municipal Power Agency, No. 1,
            Catawba Electric Revenue, 5.00%, 1/1/20..............       327,490
    500,000 Raleigh, North Carolina, Combined Enterprise, 5.13%,
            3/1/22, Callable 3/1/07 @ 102........................       498,305
  1,000,000 Shelby, North Carolina, Combined Enterprise System
            Revenue, 5.63%, 5/1/14, Callable 5/1/05 @ 102........     1,052,640
  1,025,000 Winston-Salem, North Carolina, Water & Sewer, 5.00%,
            6/1/12, Callable 6/1/07 @ 102........................     1,051,466
                                                                    -----------
                                                                     13,084,438
                                                                    -----------
   Total Municipal Bonds                                             78,896,226
                                                                    -----------
 Investment Companies (0.4%):
    321,811 Federated Municipal Obligations Fund.................       321,811
                                                                    -----------
   Total Investment Companies                                           321,811
                                                                    -----------
   Total Investments (Cost $76,530,726) (a)--99.1%                   79,218,037
   Other assets in excess of liabilities--0.9%                          747,855
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $79,965,892
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $2,804,816
               Unrealized depreciation..    (117,505)
                                          ----------
               Net unrealized apprecia-
               tion.....................  $2,687,311
                                          ==========

(b) Investment in affiliate.
AMBAC--AMBAC Indemnity Corporation.
FGIC--Insured by Financial Guaranty Insurance Corporation.
FSA--Insured by Financial Security Assurance
MBIA--Municipal Bond Insurance Association.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds (96.3%):
 Certificate Participation (2.9%):
 $250,000  Greenville, South Carolina, Cops, 4.20%, 3/1/08,
           AMBAC.................................................   $   247,610
  300,000  Myrtle Beach, South Carolina, Cops, 5.00%, 7/1/13,
           Callable 7/1/08 @ 101, MBIA...........................       302,031
                                                                    -----------
                                                                        549,641
                                                                    -----------
 Education Bonds (23.8%):
  350,000  Beaufort County, South Carolina, School District,
           6.75%, 3/1/00.........................................       361,295
  250,000  Beaufort County, South Carolina, School District,
           Series B, 5.00%, 3/1/06, Callable 3/1/04 @ 101........       261,305
  250,000  Brookland Cayce, South Carolina, School District,
           5.00%, 3/1/11, Callable 3/1/05 @ 101                         256,898
  250,000  Cherokee County, South Carolina, School District No.
           1, 5.00%, 3/1/09, Callable 3/1/07 @ 101...............       261,520
  250,000  Cherokee County, South Carolina, School District No.
           1, 5.00%, 3/1/01......................................       257,013
  500,000  Citadel Military College, South Carolina, 5.13%,
           4/1/12, Callable 4/1/06 @ 102.........................       516,230
  500,000  Dorchester County, South Carolina, School District,
           5.15%, 7/1/08, Callable 7/1/03 @ 102..................       522,485
  250,000  Horry County, South Carolina, School District, 5.60%,
           1/1/16, Callable 1/1/05 @ 100.........................       261,100
  250,000  Horry County, South Carolina, School District, Series
           A, 5.10%, 3/1/09, Callable 3/1/05 @ 101...............       260,480
  250,000  Richland County, Educational Facilities Revenue,
           5.13%, 1/1/18, Callable 1/1/08 @ 102..................       247,455
  500,000  South Carolina, Educational Facilities Authority,
           Private Nonprofit Institutions, Furman University,
           Project Revenue, Series A, 5.50%, 10/1/16, Callable
           10/1/06 @ 102, MBIA...................................       522,955
  500,000  University of South Carolina, University Revenues,
           5.65%, 6/1/12, Callable 6/1/06 @ 101, MBIA............       535,699
  250,000  York County, South Carolina, School District, 5.00%,
           7/1/14, Callable 7/1/05 @ 102.........................       252,505
                                                                    -----------
                                                                      4,516,940
                                                                    -----------
 General Obligation Bonds (35.3%):
  250,000  Beaufort County, South Carolina, School District,
           Series B, 4.20%, 2/1/10, Callable 2/1/07 @ 101,
           SCSDE.................................................       243,235
  250,000  Beaufort County, South Carolina, School Improvements,
           Series B, 5.00%, 2/1/07, SCSDE........................       262,708
  500,000  Charleston County, South Carolina, 5.00%, 2/1/08,
           Callable 2/1/05 @ 102.................................       524,054
  200,000  Charleston County, South Carolina, 5.50%, 6/1/06,
           Callable 6/1/04 @102..................................       216,052
  200,000  Cherokee County, South Carolina, School District,
           5.00%, 3/1/17, Callable 3/1/07 @ 101, SCSDE...........       200,276
  250,000  Georgetown County, South Carolina, School District,
           4.80%, 3/1/11, Callable 3/1/09 @ 100, MBIA............       253,738
  500,000  Hilton Head Island, 4.70%, 12/1/08, Callable 12/1/06 @
           101, FGIC.............................................       515,409
  250,000  Hilton Head Island, 4.90%, 12/1/10, Callable 12/1/06 @
           101, FGIC                                                    256,770
  250,000  Irmo-Chapin, South Carolina, Recreation lmprovements,
           5.00%, 2/1/15, Callable 2/1/08 @ 100, FGIC............       254,993
  250,000  Lancaster County, South Carolina, School District,
           4.80%, 7/1/11, Callable 7/1/08 @ 101..................       253,828
  250,000  Myrtle Beach, South Carolina, Water & Sewer, 5.10%,
           3/1/08, Callable 3/1/05 @ 102.........................       262,948
  250,000  Richland County, South Carolina, Recreation District,
           4.70%, 3/1/09.........................................       259,428
  500,000  South Carolina State, 5.75%, 3/1/01...................       521,104
  250,000  South Carolina State, Public Service Authority
           Revenue, 5.20%, 7/1/04, Callable 1/1/03 @ 102, MBIA...       264,793
  250,000  South Carolina State, Public Service Authority
           Revenue, 5.13%, 1/1/21, Callable 1/1/03 @ 102, AMBAC..       248,520
  500,000  South Carolina State, State Highway, Series B,
           5.65%,................................................       532,559
  300,000  South Carolina State, State Highway, Series B, 5.63%,
           7/1/13, Callable 1/1/06 @ 102.........................       323,840
  275,000  South Carolina, Capital Improvement, 4.25%, 3/1/09,
           Callable 3/1/04 @ 102.................................       274,332
  500,000  South Carolina, State Highway, 5.63%, 7/1/09, Callable
           7/1/06 @ 102..........................................       548,529
  250,000  South Carolina, State Institution, 5.00%, 4/1/13,
           Callable 4/1/06 @ 102.................................       255,823
  250,000  York County, South Carolina, School District, Series
           A, 5.00%, 3/1/10, Callable 3/1/06 @ 101, SCSDE........       258,903
                                                                    -----------
                                                                      6,731,842
                                                                    -----------
 Health Care Bonds (8.6%):
  250,000  Charleston County, South Carolina, Health Care
           Services, Series A, 5.00%, 8/15/12, Callable 8/15/09 @
           101, FSA..............................................       254,378
  235,000  Charleston County, South Carolina, Health Care
           Services, Series A, 5.00%, 8/15/05, FSA...............       246,879
  250,000  Charleston County, South Carolina, Health Care
           Services, Series A, 4.38%, 8/15/10, Callable 8/15/09 @
           101, FSA..............................................       243,108

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                       SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 Health Care Bonds, continued:
 $300,000  Charleston County, South Carolina, Hospital
           Facilities, 5.50%, 10/1/19, Callable 10/1/02 @ 102,
           MBIA..................................................   $   317,144
  250,000  Greenville Hospital System, South Carolina, Hospital
           Facilities Revenue, Series A, 5.75%, 5/1/14, Callable
           5/1/06 @ 102..........................................       265,230
  300,000  Lexington County, South Carolina, Health Services,
           5.00%, 11/1/10, Callable 11/1/08 @ 102                       306,612
                                                                    -----------
                                                                      1,633,351
                                                                    -----------
 Pollution Control Bonds (4.2%):
  500,000  Charleston County, South Carolina, Solid Waste, 5.60%,
           1/1/04................................................       536,500
  250,000  Oconee County, South Carolina, Pollution Revenue,
           5.80%, 4/1/14, Callable 4/1/03 @ 102..................       263,245
                                                                    -----------
                                                                        799,745
                                                                    -----------
 Transportation Bonds (2.8%):
  250,000  South Carolina, Highway Improvements, Series A, 5.00%,
           10/1/08, MBIA.........................................       263,133
  250,000  South Carolina, Highway Improvements, Series A, 5.00%,
           10/1/07, MBIA.........................................       263,807
                                                                    -----------
                                                                        526,940
                                                                    -----------
 Utility Bonds (18.7%):
  500,000  Beaufort-Jasper, South Carolina, Water & Sewer
           Authority, Waterworks & Sewer System Revenue, 6.50%,
           3/1/13, Callable 3/1/02 @ 102.........................       542,254
  200,000  Camden, South Carolina, Public Utility Revenue, 5.50%,
           3/1/22, Callable 3/1/07 @ 102.........................       208,688
  250,000  Charleston, South Carolina, Waterworks & Sewer, 5.13%,
           1/1/12................................................       261,798
  250,000  Charleston, South Carolina, Waterworks & Sewer, 5.25%,
           1/1/10, Callable 1/1/09 @ 101.........................       265,605
  500,000  Columbia, South Carolina, Water & Sewer, 5.50%,
           2/1/09................................................       545,574
  500,000  Greenville, South Carolina, Waterworks, 5.30%, 2/1/14,
           Callable 2/1/07 @ 102.................................       521,290
  250,000  Greenwood, South Carolina, Utility Revenue, 4.50%,
           12/1/08, FSA..........................................       253,513
  250,000  Hilton Head, South Carolina, Water & Sewer, 5.00%,
           12/01/18, Callable 12/01/08 @ 100, FSA................       247,513
  200,000  Piedmont, Municipal Power Revenue, 5.50%, 1/1/13,
           MBIA..................................................       216,900
  250,000  South Carolina, State Publishing Service Authority
           Revenue, 5.00%, 1/1/18, Callable 1/1/03 @ 102, FGIC...       247,283
  250,000  Spartanburg, South Carolina, Water Works, 5.00%,
           6/1/17, Callable 6/1/07 @ 101.........................       249,393
                                                                    -----------
                                                                      3,559,811
                                                                    -----------
   Total Municipal Bonds                                             18,318,270
                                                                    -----------
 Investment Companies (2.8%):
  530,180  Federated Municipal Obligations Fund..................       530,180
                                                                    -----------
   Total Investment Companies                                           530,180
                                                                    -----------
   Total Investments (Cost $18,447,622)(a)--99.1%                    18,848,450
   Other assets in excess of liabilities--0.9%                          162,944
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $19,011,394
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation.... $448,511
               Unrealized depreciation....  (47,683)
                                           --------
               Net unrealized apprecia-
               tion....................... $400,828
                                           ========

AMBAC--AMBAC Indemnity Corporation.
FGIC--Insured by Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

GROWTH AND INCOME STOCK FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

 Shares or
 Principal                        Security
  Amount                         Description                        Market Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (97.4%):
 Aerospace/Defense (5.3%):
  171,600  Lockheed Martin Corp. ................................   $  6,467,175
  149,000  Parker Hannifin Corp. ................................      5,103,250
   96,700  Raytheon Co.--Class A.................................      5,584,425
  109,000  Raytheon Co.--Class B.................................      6,390,125
                                                                    ------------
                                                                      23,544,975
                                                                    ------------
 Apparel (1.0%):
   93,200  V. F. Corp. ..........................................      4,397,875
                                                                    ------------
 Automobiles & Trucks (1.0%):
   79,815  Ford Motor Co. .......................................      4,529,501
                                                                    ------------
 Banks (6.2%):
   79,560  J.P. Morgan & Co. ....................................      9,815,714
   96,722  Old Kent Financial Corp. .............................      4,086,505
  217,200  Pacific Century Financial Corp. ......................      4,534,050
   65,000  U.S. Bancorp..........................................      2,214,063
   84,700  Wachovia Corp. .......................................      6,876,580
                                                                    ------------
                                                                      27,526,912
                                                                    ------------
 Beverages (2.3%):
  133,905  Anheuser-Busch Cos. ..................................     10,201,887
                                                                    ------------
 Business Equipment & Services (2.9%):
  289,700  Harris Corp. .........................................      8,292,663
   72,300  Pitney Bowes, Inc. ...................................      4,609,125
                                                                    ------------
                                                                      12,901,788
                                                                    ------------
 Chemicals (1.4%):
  114,600  Air Products & Chemicals, Inc. .......................      3,925,050
   51,900  Vulcan Materials Co. .................................      2,144,119
                                                                    ------------
                                                                       6,069,169
                                                                    ------------
 Computer Software (2.6%):
  143,000  Adobe Systems, Inc. ..................................      8,115,250
   95,000  Computer Associates International, Inc. ..............      3,378,438
                                                                    ------------
                                                                      11,493,688
                                                                    ------------
 Computers (4.8%):
  163,000  Hewlett-Packard Co. ..................................     11,053,438
   57,400  IBM Corp. ............................................     10,174,150
                                                                    ------------
                                                                      21,227,588
                                                                    ------------
 Consumer Goods & Services (2.8%):
  197,500  American Greetings Corp. .............................      5,011,563
  158,000  Kimberly-Clark Corp. .................................      7,574,125
                                                                    ------------
                                                                      12,585,688
                                                                    ------------

 Shares or
 Principal                        Security
  Amount                         Description                        Market Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Containers (0.7%):
  143,725  Sonoco Products Co. ..................................   $  3,305,675
                                                                    ------------
 Electrical Equipment (1.8%):
  154,370  Emerson Electric......................................      8,171,962
                                                                    ------------
 Electronic Components (1.3%):
  160,600  Avnet, Inc. ..........................................      5,881,975
                                                                    ------------
 Electronic Instruments (1.0%):
  169,850  Tektronix, Inc. ......................................      4,288,713
                                                                    ------------
 Engineering (0.5%):
   77,000  Fluor Corp. ..........................................      2,079,000
                                                                    ------------
 Food & Related (5.8%):
  232,000  Bob Evans Farms.......................................      4,640,000
  105,900  Dean Foods Co. .......................................      3,772,688
   90,000  Dole Food Co. ........................................      2,677,500
  502,400  SUPERVALU, Inc. ......................................     10,361,999
  210,000  Universal Foods Corp. ................................      4,331,250
                                                                    ------------
                                                                      25,783,437
                                                                    ------------
 Forest & Paper Products (1.5%):
  120,900  Weyerhaeuser Co. .....................................      6,709,950
                                                                    ------------
 Household--Major Appliances (0.9%):
   74,200  Whirlpool Corp. ......................................      4,034,625
                                                                    ------------
 Household Products/Wares (1.7%):
  111,000  Unilever NV, New York Shares..........................      7,374,563
                                                                    ------------
 Insurance (8.0%):
   78,000  Aetna Services, Inc. .................................      6,474,000
   75,175  AON Corp. ............................................      4,754,819
   99,700  Lincoln National Corp. ...............................      9,857,837
  236,800  SAFECO Corp. .........................................      9,575,599
  163,000  St. Paul Cos., Inc. ..................................      5,063,188
                                                                    ------------
                                                                      35,725,443
                                                                    ------------
 Leisure Time Industries (1.7%):
  258,275  Hasbro, Inc. .........................................      7,473,833
                                                                    ------------
 Machinery & Equipment (1.0%):
  158,500  Trinity Industries....................................      4,655,938
                                                                    ------------
 Materials (1.1%):
   84,700  Corning, Inc. ........................................      5,082,000
                                                                    ------------
 Media (2.6%):
  231,000  Banta Corp. ..........................................      4,389,000
  151,400  Media General, Inc. ..................................      7,077,950
                                                                    ------------
                                                                      11,466,950
                                                                    ------------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                    GROWTH AND INCOME STOCK FUND
--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

 Shares or
 Principal                        Security
  Amount                         Description                        Market Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Medical Equipment & Supplies (7.0%):
  162,000  Bausch & Lomb.........................................   $ 10,530,000
  138,300  Johnson & Johnson.....................................     12,956,980
  291,000  Mallinckrodt, Inc. ...................................      7,747,875
                                                                    ------------
                                                                      31,234,855
                                                                    ------------
 Petroleum (5.7%):
  130,000  Ashland, Inc. ........................................      5,321,875
   89,030  Chevron Corp. ........................................      7,873,591
   37,200  Mobil Corp. ..........................................      3,273,600
  187,200  Phillips Petroleum Co. ...............................      8,845,200
                                                                    ------------
                                                                      25,314,266
                                                                    ------------
 Petroleum--International (1.1%):
   92,600  Royal Dutch Petroleum Co.--NY Shares..................      4,815,200
                                                                    ------------
 Pharmaceuticals (5.6%):
  236,000  Abbott Laboratories...................................     11,047,750
  149,480  Bristol-Myers Squibb Co. .............................      9,613,433
   80,400  Schering-Plough Corp. ................................      4,447,125
                                                                    ------------
                                                                      25,108,308
                                                                    ------------
 Publishing (1.2%):
  110,000  Houghton Mifflin Co. .................................      5,156,250
                                                                    ------------
 Railroad (0.5%):
   56,000  CSX Corp. ............................................      2,180,500
                                                                    ------------
 Retail (1.4%):
  162,750  May Department Stores Co. ............................      6,367,594
                                                                    ------------
 Retail--Food Stores (1.1%):
  154,000  American Stores Co. ..................................      5,082,000
                                                                    ------------
 Security Brokers & Dealers (1.6%):
  217,762  Edwards (A.G.), Inc. .................................      7,118,095
                                                                    ------------

----
 * Represents Discount Note.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion...................  $142,047,449
               Unrealized deprecia-
               tion...................   (14,964,347)
                                        ------------
               Net unrealized appreci-
               ation..................  $127,083,103
                                        ============

(b) Represents non-income producing securities.

 Shares or
 Principal                        Security
  Amount                         Description                        Market Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Tobacco (1.6%):
    94,290 Philip Morris, Inc. ..................................   $  3,317,829
   152,600 UST, Inc. ............................................      3,986,675
                                                                    ------------
                                                                       7,304,504
                                                                    ------------
 Transportation--Marine (0.6%):
   131,500 Alexander & Baldwin...................................      2,580,688
                                                                    ------------
 Utilities--Electric (2.1%):
   116,400 New Century Energies, Inc.(b).........................      3,964,875
   206,000 Western Resources, Inc. ..............................      5,497,625
                                                                    ------------
                                                                       9,462,500
                                                                    ------------
 Utilities--Gas & Pipeline (0.8%):
   100,800 NICOR, Inc. ..........................................      3,622,500
                                                                    ------------
 Utilities--Telephone (7.2%):
   169,415 AT&T Corp. ...........................................     13,521,434
   254,400 SBC Communications, Inc. .............................     11,988,600
    68,200 Sprint Corp. .........................................      6,692,125
                                                                    ------------
                                                                      32,202,159
                                                                    ------------
 Total Common Stocks                                                 434,062,554
                                                                    ------------
 U.S. Government Agencies (1.1%):
 Federal Home Loan Bank (1.1%):
 5,000,000 0.00%, 8/04/99*.......................................      4,918,750
                                                                    ------------
 Total U.S. Government Agencies                                        4,918,750
                                                                    ------------
 Investment Companies (1.2%):
 5,227,707 Federated Short Term U.S. Government Fund.............      5,227,707
                                                                    ------------
 Total Investment Companies                                            5,227,707
                                                                    ------------
 Total Investments (Cost $317,125,908)(a)--99.7%                     444,209,011
 Other assets in excess of liabilities--0.3%                           1,261,119
                                                                    ------------
 TOTAL NET ASSETS--100.0%                                           $445,470,130
                                                                    ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

BALANCED FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (60.3%):
 Aerospace/Defense (1.9%):
  28,000   Lockheed Martin Corp. ................................   $  1,055,250
  30,000   Parker Hannifin Corp. ................................      1,027,500
   6,000   Raytheon Co.--Class A.................................        346,500
  10,000   Raytheon Co.--Class B.................................        586,250
                                                                    ------------
                                                                       3,015,500
                                                                    ------------
 Apparel (0.8%):
  28,500   V. F. Corp. ..........................................      1,344,844
                                                                    ------------
 Automobiles & Trucks (1.0%):
  28,000   Ford Motor Co. .......................................      1,589,000
                                                                    ------------
 Banks (3.9%):
  40,000   Bank One Corp. .......................................      2,202,500
  20,000   J.P. Morgan & Co. ....................................      2,467,499
  20,000   Wachovia Corp. .......................................      1,623,750
                                                                    ------------
                                                                       6,293,749
                                                                    ------------
 Beverages (1.7%):
  35,000   Anheuser-Busch Cos. ..................................      2,666,563
                                                                    ------------
 Business Equipment & Services (1.5%):
  60,000   Harris Corp. .........................................      1,717,500
  10,800   Pitney Bowes, Inc. ...................................        688,500
                                                                    ------------
                                                                       2,406,000
                                                                    ------------
 Chemicals (1.1%):
  25,000   Air Products & Chemicals, Inc. .......................        856,250
  21,000   Vulcan Materials Co. .................................        867,563
                                                                    ------------
                                                                       1,723,813
                                                                    ------------
 Chemicals--Plastics (0.3%):
  30,000   Schulman (A.), Inc. ..................................        408,750
                                                                    ------------
 Computer Software (1.7%):
  47,000   Adobe Systems, Inc. ..................................      2,667,250
                                                                    ------------
 Computers (3.3%):
  30,000   Comdisco, Inc. .......................................        536,250
  26,000   Hewlett-Packard Co. ..................................      1,763,125
  17,000   IBM Corp. ............................................      3,013,250
                                                                    ------------
                                                                       5,312,625
                                                                    ------------
 Containers (0.4%):
  30,000   Sonoco Products Co. ..................................        690,000
                                                                    ------------
 Diversified Products (0.3%):
   7,500   E.I. duPont de Nemours Co. ...........................        435,469
                                                                    ------------

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Electrical & Electronic (0.9%):
  20,000   Honeywell, Inc. ......................................   $  1,516,250
                                                                    ------------
 Electrical Equipment (0.7%):
  20,000   Emerson Electric .....................................      1,058,750
                                                                    ------------
 Electronic Components (0.8%):
  35,000   Avnet, Inc. ..........................................      1,281,875
                                                                    ------------
 Electronic Instruments (0.9%):
  58,000   Tektronix, Inc. ......................................      1,464,500
                                                                    ------------
 Food & Related (3.2%):
  28,000   Dean Foods Co. .......................................        997,500
  26,000   Dole Food Co. ........................................        773,500
  32,000   Sara Lee Corp. .......................................        792,000
  80,000   SUPERVALU, Inc. ......................................      1,650,000
  46,000   Universal Foods Corp. ................................        948,750
                                                                    ------------
                                                                       5,161,750
                                                                    ------------
 Forest & Paper Products (0.8%):
  23,000   Weyerhaeuser Co. .....................................      1,276,500
                                                                    ------------
 Health Care (0.2%):
  20,000   Columbia HCA Healthcare Corp. ........................        378,750
                                                                    ------------
 Household--Major Appliances (0.9%):
  27,000   Whirlpool Corp. ......................................      1,468,125
                                                                    ------------
 Household Products/Wares (0.4%):
   9,500   Unilever NV, New York Shares..........................        631,156
                                                                    ------------
 Insurance (5.4%):
  26,000   American General Corp. ...............................      1,832,999
  27,500   Cigna Corp. ..........................................      2,304,843
  17,000   Lincoln National Corp. ...............................      1,680,875
  24,000   SAFECO Corp. .........................................        970,500
  27,000   St. Paul Cos., Inc. ..................................        838,688
  29,000   Torchmark Corp. ......................................        917,125
                                                                    ------------
                                                                       8,545,030
                                                                    ------------
 Machinery & Equipment (1.4%):
  30,000   Ingersoll-Rand Co. ...................................      1,488,750
  26,000   Trinity Industries....................................        763,750
                                                                    ------------
                                                                       2,252,500
                                                                    ------------
 Media (0.9%):
  16,000   Banta Corp. ..........................................        304,000
  14,500   Gannett Co., Inc. ....................................        913,500
   5,000   Media General, Inc. ..................................        233,750
                                                                    ------------
                                                                       1,451,250
                                                                    ------------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                                   BALANCED FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Medical Equipment & Supplies (3.0%):
  16,750   Bausch & Lomb.........................................   $  1,088,750
  22,500   Johnson & Johnson.....................................      2,107,969
  63,000   Mallinckrodt, Inc. ...................................      1,677,375
                                                                    ------------
                                                                       4,874,094
                                                                    ------------
 Medical Instruments (0.5%):
  21,500   Becton Dickinson & Co. ...............................        823,719
                                                                    ------------
 Office Equipment & Services (1.3%):
  38,000   Xerox Corp............................................      2,028,250
                                                                    ------------
 Petroleum (3.6%):
  34,000   Ashland, Inc..........................................      1,391,875
  12,000   Mobil Corp. ..........................................      1,056,000
  32,000   Phillips Petroleum Co.................................      1,512,000
  10,000   Schlumberger Ltd......................................        601,875
  21,000   Texaco, Inc. .........................................      1,191,750
                                                                    ------------
                                                                       5,753,500
                                                                    ------------
 Petroleum--International (0.7%):
  23,000   Royal Dutch Petroleum Co.--NY Shares..................      1,196,000
                                                                    ------------
 Pharmaceuticals (3.9%):
  49,800   Abbott Laboratories...................................      2,331,263
  24,000   Bristol-Myers Squibb Co. .............................      1,543,500
  30,000   Merck & Co., Inc. ....................................      2,405,625
                                                                    ------------
                                                                       6,280,388
                                                                    ------------
 Railroad (0.5%):
  22,000   CSX Corp. ............................................        856,625
                                                                    ------------
 Retail (2.2%):
  23,000   Dayton Hudson Corp....................................      1,532,375
  49,500   May Department Stores Co..............................      1,936,688
                                                                    ------------
                                                                       3,469,063
                                                                    ------------
 Retail--Drug Stores (0.4%):
  24,000   Rite-Aid Corp.........................................        600,000
                                                                    ------------
 Retail--Food Stores (1.2%):
  35,000   Albertson's, Inc. ....................................      1,900,938
                                                                    ------------
 Security Brokers & Dealers (0.5%):
  24,000   Edwards (A.G.), Inc. .................................        784,500
                                                                    ------------

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Tobacco (1.2%):
    32,500 Philip Morris, Inc....................................   $  1,143,594
    30,000 UST, Inc. ............................................        783,750
                                                                    ------------
                                                                       1,927,344
                                                                    ------------
 Transportation--Marine (0.1%):
    10,750 Alexander & Baldwin...................................        210,969
                                                                    ------------
 Utilities--Electric (1.2%):
    12,000 FPL Group, Inc........................................        639,000
    36,000 Scana Corp. ..........................................        780,750
    20,000 Western Resources, Inc................................        533,750
                                                                    ------------
                                                                       1,953,500
                                                                    ------------
 Utilities--Gas & Pipeline (0.5%):
    22,000 NICOR, Inc. ..........................................        790,625
                                                                    ------------
 Utilities--Telephone (5.1%):
    30,000 AT&T Corp.............................................      2,394,374
    35,000 BellSouth Corp........................................      1,402,188
    42,500 SBC Communications, Inc...............................      2,002,813
    24,000 Sprint Corp...........................................      2,354,999
                                                                    ------------
                                                                       8,154,374
                                                                    ------------
   Total Common Stocks                                                96,643,888
                                                                    ------------
 Mortgage Securities (2.7%):
 Federal Home Loan Mortgage Corp. (1.6%):
   486,699 7.50%, 7/1/07, Pool # E00108..........................        503,884
 1,984,115 6.00%, 11/1/28, Pool # C00680.........................      1,929,552
                                                                    ------------
                                                                       2,433,436
                                                                    ------------
 Federal National Mortgage Assoc. (1.1%):
 1,053,000 6.50%, 4/1/09, Pool # 250009..........................      1,067,479
   746,517 7.00%, 4/1/24, Pool # 250005..........................        760,746
                                                                    ------------
                                                                       1,828,225
                                                                    ------------
   Total Mortgage Securities                                           4,261,661
                                                                    ------------
 Pass-through Mortgage Securities (5.8%):
 Federal Home Loan Mortgage Corp. (3.8%):
 4,575,992 6.00%, 3/1/13, Pool # 1728............................      4,550,229
 1,420,100 6.00%, 6/1/13, Pool # E00553..........................      1,410,329
                                                                    ------------
                                                                       5,960,558
                                                                    ------------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

BALANCED FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Pass-through Mortgage Securities, continued:
 Federal National Mortgage Assoc. (2.0%):
 1,377,206 6.00%, 6/1/03, Pool # 250581..........................   $  1,378,060
   915,141 6.50%, 1/1/09, Pool # 50974...........................        927,724
   947,651 7.00%, 5/1/09, Pool # 250055..........................        971,636
                                                                    ------------
                                                                       3,277,420
                                                                    ------------
   Total Pass-through Mortgage Securities                              9,237,978
                                                                    ------------
 U.S. Government Agencies (13.1%):
 Federal Farm Credit Bank (1.9%):
 3,000,000 5.92%, 12/29/04.......................................      3,046,290
                                                                    ------------
 Federal Home Loan Bank (4.4%):
 2,000,000 5.13%, 9/15/03........................................      1,969,100
 3,000,000 5.84%, 7/14/08........................................      2,980,590
 2,000,000 5.80%, 9/2/08.........................................      1,989,860
                                                                    ------------
                                                                       6,939,550
                                                                    ------------
 Federal Home Loan Mortgage Corp. (4.3%):
 4,000,000 5.00%, 1/15/04........................................      3,911,520
 3,000,000 5.75%, 4/15/08........................................      2,979,060
                                                                    ------------
                                                                       6,890,580
                                                                    ------------
 Federal National Mortgage Assoc. (2.5%):
 4,000,000 6.00%, 5/15/08........................................      4,044,440
                                                                    ------------
   Total U.S. Government Agencies                                     20,920,860
                                                                    ------------

----
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

               Unrealized apprecia-
               tion....................  $26,831,624
               Unrealized deprecia-
               tion....................   (4,091,789)
                                         -----------
               Net unrealized apprecia-
               tion....................  $22,739,835
                                         ===========

(b) Represents non-income producing securities.

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 U.S. Treasury Notes (12.2%):
 3,000,000 7.88%, 11/15/04.......................................   $  3,370,710
 4,000,000 7.50%, 2/15/05........................................      4,436,440
 5,000,000 6.50%, 10/15/06.......................................      5,327,250
 4,000,000 6.63%, 5/15/07........................................      4,313,160
 2,000,000 6.13%, 8/15/07........................................      2,093,880
                                                                    ------------
   Total U.S. Treasury Notes                                          19,541,440
                                                                    ------------
 Investment Companies (5.6%):
 1,845,702 BB&T U.S. Treasury Money Market Sweep.................      1,845,702
 7,128,952 Federated Short Term U.S. Government Fund.............      7,128,952
                                                                    ------------
   Total Investment Companies                                          8,974,654
                                                                    ------------
   Total Investments (Cost $136,840,646) (a)--99.7%                  159,580,481
   Other assets in excess of liabilities--0.3%                           460,023
                                                                    ------------
   TOTAL NET ASSETS--100.0%                                         $160,040,504
                                                                    ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

                                 Security                              Market
 Shares                         Description                             Value
 ------ ----------------------------------------------------------   -----------

 Common Stocks (95.1%):
 Banks (2.0%):
 10,500 Mellon Bank Corp. ........................................   $   738,938
 10,000 State Street Corp. .......................................       821,875
                                                                     -----------
                                                                       1,560,813
                                                                     -----------
 Chemicals (1.0%):
 22,000 Ecolab, Inc. .............................................       781,000
                                                                     -----------
 Commercial Services (1.2%):
 20,000 Paychex, Inc. ............................................       948,750
                                                                     -----------
 Computer--Peripherals (1.4%):
 10,000 Lexmark Intl Group, Inc.(b)...............................     1,117,500
                                                                     -----------
 Computer Software (6.5%):
 20,000 Cisco Systems, Inc.(b)....................................     2,191,250
 24,000 Microsoft Corp.(b)........................................     2,151,000
 30,000 Oracle Corporation(b).....................................       791,250
                                                                     -----------
                                                                       5,133,500
                                                                     -----------
 Computers (7.3%):
 20,000 Compaq Computer Corp. ....................................       633,750
 26,000 Dell Computer Corp.(b)....................................     1,062,750
  7,300 EMC Corp. ................................................       932,575
  7,500 Hewlett-Packard Co. ......................................       508,594
 10,500 IBM Corp. ................................................     1,861,124
  7,000 Sun Microsystems, Inc.(b).................................       874,563
                                                                     -----------
                                                                       5,873,356
                                                                     -----------
 Diversified Products (6.9%):
 14,000 Colgate-Palmolive Co. ....................................     1,288,000
 11,000 E.I. duPont de Nemours Co. ...............................       638,688
 17,500 General Electric Co. .....................................     1,935,937
 28,000 Gillette Co. .............................................     1,664,250
                                                                     -----------
                                                                       5,526,875
                                                                     -----------
 Electronic Components (6.0%):
 16,000 Intel Corp. ..............................................     1,906,000
 13,000 Johnson Controls, Inc. ...................................       810,875
 12,000 Kla-Tencor Corp.(b).......................................       582,750
 30,000 Solectron Corp.(b)........................................     1,456,875
                                                                     -----------
                                                                       4,756,500
                                                                     -----------
 Financial Services (3.7%):
  7,000 American Express Co. .....................................       822,500
 25,000 Concord EFS, Inc.(b)......................................       689,063
 15,000 Schwab (Charles) Corp. ...................................     1,441,875
                                                                     -----------
                                                                       2,953,438
                                                                     -----------

                                 Security                              Market
 Shares                         Description                             Value
 ------ ----------------------------------------------------------   -----------

 Common Stocks, continued:
 Household Products/Wares (3.5%):
 10,000 Clorox Co. ...............................................   $ 1,171,875
 16,000 Procter & Gamble Co. .....................................     1,567,000
                                                                     -----------
                                                                       2,738,875
                                                                     -----------
 Insurance (3.3%):
  9,000 Aegon N.V. ...............................................       808,875
 15,000 American International Group, Inc. .......................     1,809,375
                                                                     -----------
                                                                       2,618,250
                                                                     -----------
 Internet Services (2.8%):
 15,000 America Online, Inc. .....................................     2,190,000
                                                                     -----------
 Machinery & Equipment (0.8%):
 10,000 Applied Materials, Inc.(b)................................       616,875
                                                                     -----------
 Manufacturing (1.4%):
 15,000 Tyco International Ltd. ..................................     1,076,250
                                                                     -----------
 Medical Equipment & Supplies (1.8%):
 15,000 Johnson & Johnson.........................................     1,405,313
                                                                     -----------
 Medical Instruments (3.8%):
 16,000 Guidant Corp. ............................................       968,000
 20,000 Medtronic, Inc. ..........................................     1,435,000
  6,000 Minimed, Inc.(b)..........................................       609,750
                                                                     -----------
                                                                       3,012,750
                                                                     -----------
 Office Equipment & Services (1.6%):
 24,000 Xerox Corp. ..............................................     1,281,000
                                                                     -----------
 Petroleum (2.1%):
 12,000 Enron Corp. ..............................................       771,000
 10,000 Mobil Corp. ..............................................       880,000
                                                                     -----------
                                                                       1,651,000
                                                                     -----------
 Pharmaceuticals (14.1%):
 21,700 Abbott Laboratories.......................................     1,015,831
 20,000 American Home Products Corp. .............................     1,305,000
 22,000 Bristol-Myers Squibb Co. .................................     1,414,875
 30,000 Jones Pharma, Inc. .......................................     1,042,500
 15,000 Lilly (Eli) & Co. ........................................     1,273,125
 20,600 Merck & Co., Inc. ........................................     1,651,863
 14,300 Pfizer, Inc. .............................................     1,984,124
 28,000 Schering-Plough Corp. ....................................     1,548,750
                                                                     -----------
                                                                      11,236,068
                                                                     -----------
 Restaurants (0.6%):
 15,000 Outback Steakhouse, Inc.(b)...............................       491,250
                                                                     -----------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

                                 Security                              Market
 Shares                         Description                             Value
 ------ ----------------------------------------------------------   -----------

 Common Stocks, continued:
 Retail (5.9%):
 22,500 Gap, Inc. ................................................   $ 1,514,531
 22,000 Wal-Mart Stores, Inc. ....................................     2,028,125
 40,000 Walgreen Co. .............................................     1,130,000
                                                                     -----------
                                                                       4,672,656
                                                                     -----------
 Retail--Apparel (0.6%):
 10,000 Intimate Brands, Inc. ....................................       481,250
                                                                     -----------
 Retail--General Merchandise (1.0%):
 30,000 BJ's Wholesale Club, Inc.(b)..............................       793,125
                                                                     -----------
 Retail--Speciality Stores (3.5%):
 32,000 Home Depot, Inc. .........................................     1,992,000
 22,000 TJX Cos., Inc. ...........................................       748,000
                                                                     -----------
                                                                       2,740,000
                                                                     -----------
 Telecommunication--Equipment (4.6%):
 15,000 Lucent Technologies, Inc. ................................     1,616,250
 10,000 Nokia Corp.--ADR..........................................     1,557,500
  8,000 Plantronics, Inc.(b)......................................       500,500
                                                                     -----------
                                                                       3,674,250
                                                                     -----------

                                   Security                            Market
  Shares                         Description                            Value
  ------   -------------------------------------------------------   -----------

 Common Stocks, continued:
 Transportation Services (1.2%):
    10,000 FDX Corp.(b)...........................................   $   928,125
                                                                     -----------
 Utilities--Telephone (6.5%):
    34,000 BellSouth Corp. .......................................     1,362,125
    12,000 Century Telephone Enterprise...........................       843,000
    20,000 MCI Worldcom, Inc.(b)..................................     1,771,250
    27,200 SBC Communications, Inc. ..............................     1,281,800
                                                                     -----------
                                                                       5,258,175
                                                                     -----------
 Total Common Stocks                                                  75,516,944
                                                                     -----------
 Investment Companies (4.9%):
 1,000,000 BB&T U.S. Treasury Money Market Sweep..................     1,000,000
 2,850,416 Federated Short Term U.S. Government Fund..............     2,850,416
                                                                     -----------
 Total Investment Companies                                            3,850,416
                                                                     -----------
 Total Investments
 (Cost--$54,980,642) (a)--100.0%                                      79,367,360
 Other assets in excess of liabilities--0.0%                              11,958
                                                                     -----------
 TOTAL NET ASSETS--100.0%                                            $79,379,318
                                                                     ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $25,455,877
               Unrealized deprecia-
               tion....................   (1,069,159)
                                         -----------
               Net unrealized apprecia-
               tion....................  $24,386,718
                                         ===========

(b) Represents non-income producing securities.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (92.7%):
 Advertising (2.7%):
  20,900   Catalina Marketing Corp.(b)...........................   $  1,794,787
  19,500   TMP Worldwide, Inc.(b)(c).............................      1,263,844
                                                                    ------------
                                                                       3,058,631
                                                                    ------------
 Banks (0.4%):
  15,100   Investors Financial Services Corp. ...................        434,125
                                                                    ------------
 Beverages (0.2%):
   8,415   Celestial Seasonings, Inc.(b).........................        181,974
                                                                    ------------
 Collectibles (0.7%):
  26,900   Action Performance Cos., Inc.(b)(c)...................        810,363
                                                                    ------------
 Commercial Services (5.6%):
  13,100   Insurance Management Solutions Group, Inc.(b).........        117,900
   7,400   Kroll-O'Gara Co.(b)...................................        200,725
  25,900   Lason, Inc.(b)........................................      1,456,875
  39,400   National Computer Systems, Inc. ......................        965,300
  24,450   NCO Group, Inc.(b)....................................        904,650
  21,100   Nielsen Media Research, Inc. .........................        520,906
  27,000   Quanta Services, Inc.(b)..............................        686,813
  33,300   Usweb Corp.(b)........................................      1,373,625
                                                                    ------------
                                                                       6,226,794
                                                                    ------------
 Computer Services (2.0%):
  21,600   Affiliated Computer Services, Inc.(b).................        988,200
  15,300   Answerthink Consulting Group(b)(c)....................        428,400
   4,500   Factset Research Systems, Inc. .......................        194,625
  30,300   Whittman-Hart, Inc.(b)................................        651,450
                                                                    ------------
                                                                       2,262,675
                                                                    ------------
 Computer Software (18.2%):
   5,600   Bindview Development Corp.(b).........................        174,300
  17,400   Check Point Software Technologies Ltd.(b).............        748,200
  43,800   Clarify, Inc.(b)......................................      1,168,913
  21,700   Concord Communications, Inc.(b).......................      1,236,900
  46,400   CSG Systems International, Inc.(b)....................      1,829,900
  12,000   Dendrite International, Inc.(b).......................        267,750
   6,281   Eclipsys, Corp.(b)....................................        132,686
   8,000   Great Plains Software, Inc.(b)........................        309,500
  31,742   International Network Services(b).....................      2,219,955

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Computer Software, continued:
  13,700   ISS Group, Inc.(b)....................................   $  1,089,150
  44,000   Macromedia, Inc.(b)...................................      1,993,750
  46,400   Mercury Interactive Corp.(b)..........................      1,653,000
  24,500   New Era of Networks, Inc.(b)..........................      1,659,875
  71,600   Peregrine Systems, Inc.(b)............................      2,407,549
  20,300   Performance Systems International(b)..................        864,019
  27,300   Progress Software Corp.(b)............................        931,613
  18,650   VERITAS Software Corp.(b).............................      1,505,988
                                                                    ------------
                                                                      20,193,048
                                                                    ------------
 Educational Services (1.8%):
  32,200   Advantage Learning Systems, Inc.(b)...................      1,000,212
   1,200   Bright Horizons Family Solutions(b)...................         26,252
  20,800   DeVry, Inc.(b)........................................        603,200
  15,350   Sylvan Learning Systems, Inc.(b)......................        420,206
                                                                    ------------
                                                                       2,049,870
                                                                    ------------
 Electronic Components (9.7%):
  28,600   Flextronics International Ltd.(b).....................      1,458,600
  40,300   Mips Technologies, Inc.(b)............................      2,458,299
  20,600   Pmc-Sierra, Inc.(b)...................................      1,466,463
  14,800   Power Integrations(b).................................        469,900
  19,200   QLogic Corp.(b).......................................      1,288,800
   9,600   Sandisk Corporation(b)................................        254,400
   2,600   SDL, Inc.(b)..........................................        235,950
   1,100   Semtech Corp.(b)......................................         35,063
  40,100   Transwitch Corp.(b)...................................      1,814,524
  24,399   Vitesse Semiconductor Corp.(b)........................      1,235,199
                                                                    ------------
                                                                      10,717,198
                                                                    ------------
 Entertainment (3.3%):
  25,100   Championship Auto Racing(b)...........................        731,038
  62,000   Cinar Films, Inc.(b)..................................      1,426,000
  36,400   Speedway Motorsports, Inc.(b).........................      1,501,500
                                                                    ------------
                                                                       3,658,538
                                                                    ------------
 Food & Related (0.1%):
  10,900   Merkert American Corp.(b).............................        118,538
                                                                    ------------
 Health Care--General (0.5%):
  14,300   Healtheon Corp.(b)....................................        608,197
                                                                    ------------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Home Furnishings (0.4%):
  15,500   Select Comfort Corp.(b)...............................   $    432,063
                                                                    ------------
 Internet Content (1.8%):
   5,700   CNET, Inc. (b) (c)....................................        525,113
   9,500   Marketwatch.Com, Inc.(b)..............................        701,813
  22,000   Ziff-Davis, Inc.(b)...................................        791,999
                                                                    ------------
                                                                       2,018,925
                                                                    ------------
 Internet Services (11.2%):
   9,600   Abovenet Communications, Inc.(b)......................      1,256,400
  19,000   Concentric Network Corp.(b)...........................      1,420,250
   2,400   Critical Path, Inc.(b)................................        184,800
   4,500   Doubleclick, Inc.(b)(c)...............................        819,281
  11,100   Earthlink Network, Inc.(b)............................        666,000
   5,100   Excite, Inc.(b).......................................        714,000
  20,800   Infoseek Corp.(b).....................................      1,539,200
  10,200   Inktomi Corp.(b)......................................        874,650
   8,000   Intervu, Inc.(b)......................................        355,000
   8,300   Mindspring Enterprises, Inc.(b).......................        714,319
   8,000   Verio, Inc.(b)........................................        369,000
  18,000   Verisign, Inc.(b).....................................      2,771,999
   8,400   Vignette Corp.(b).....................................        632,100
                                                                    ------------
                                                                      12,316,999
                                                                    ------------
 Machinery & Equipment (1.1%):
  17,400   Advanced Energy Industries(b).........................        409,987
  14,800   Brooks Automation, Inc.(b)............................        331,150
  18,092   Helix Technology Corp. ...............................        278,165
  11,000   PRI Automation, Inc.(b)...............................        231,000
                                                                    ------------
                                                                       1,250,302
                                                                    ------------
 Medical--Biotechnology (1.2%):
  33,000   Millennium Pharmaceuticals, Inc.(b)...................      1,031,249
  23,800   Serologicals Corp.(b).................................        322,788
       1   Sonosight, Inc.(b)....................................             14
                                                                    ------------
                                                                       1,354,051
                                                                    ------------
 Medical--Hospital Management & Services (2.2%):
  45,700   Medquist, Inc.(b).....................................      1,371,000
  53,450   Renal Care Group, Inc.(b).............................      1,048,956
                                                                    ------------
                                                                       2,419,956
                                                                    ------------

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Medical Equipment & Supplies (0.4%):
  15,000   Hanger Orthopedic Group, Inc.(b)......................   $    202,500
   6,100   Perclose, Inc.(b).....................................        189,100
                                                                    ------------
                                                                         391,600
                                                                    ------------
 Medical Instruments (2.5%):
  10,700   Minimed, Inc.(b)......................................      1,087,387
  19,500   Osteotech, Inc.(b)....................................        670,313
  24,250   Patterson Dental Co.(b)...............................      1,048,813
                                                                    ------------
                                                                       2,806,513
                                                                    ------------
 Petroleum (0.5%):
  10,600   Atwood Oceanics, Inc.(b)..............................        318,000
  15,600   Core Laboratories N.V.(b).............................        273,975
                                                                    ------------
                                                                         591,975
                                                                    ------------
 Pharmaceuticals (3.5%):
  31,000   Alkermes, Inc.(b).....................................        844,750
   2,300   Andrx Corp.(b)........................................        209,588
  64,700   Catalytica, Inc.(b)...................................        711,700
  34,800   Coulter Pharmaceutical, Inc.(b).......................        756,900
  59,000   Shire Pharmaceuticals Group PLC(b)....................      1,345,937
                                                                    ------------
                                                                       3,868,875
                                                                    ------------
 Product Manufacturing : Auto Parts (0.7%):
  35,800   Gentex Corporation(b).................................        771,938
                                                                    ------------
 Radio (0.5%):
  16,100   Entercom Communications Corp.(b)......................        569,538
                                                                    ------------
 Restaurants (1.0%):
  24,725   Papa John's International, Inc.(b)....................      1,090,991
                                                                    ------------
 Retail--Apparel (4.0%):
  38,400   AnnTaylor Stores Corp.(b)(c)..........................      1,696,800
  33,900   Children's Place(b)...................................        913,181
  14,400   dELiA*s, Inc.(b)......................................        453,600
  41,000   Pacific Sunwear of California(b)......................      1,424,750
                                                                    ------------
                                                                       4,488,331
                                                                    ------------
 Retail--General Merchandise (0.5%):
  18,000   Cost Plus, Inc.(b)....................................        528,750
                                                                    ------------
 Retail--Other Specialty (0.7%):
  27,200   CSK Auto Corp.(b).....................................        814,300
                                                                    ------------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Retail--Speciality Stores (3.7%):
  38,400   Claire's Stores, Inc. ................................   $  1,156,800
  57,500   Linens 'N Things, Inc.(b).............................      2,609,063
  11,300   Tweeter Home Entertainment Group, Inc.(b).............        364,425
                                                                    ------------
                                                                       4,130,288
                                                                    ------------
 Retail--Video (0.2%):
  12,700   Hollywood Entertainment Corp.(b)......................        236,538
                                                                    ------------
 Retirement/Aged Care (1.1%):
  27,600   Sunrise Assisted Living, Inc.(b)(c)...................      1,257,525
                                                                    ------------
 Software & Computer Services (0.2%):
   6,883   Business Objects, Inc.(b).............................        204,339
                                                                    ------------
 Telecommunication--Equipment (7.8%):
  25,500   Aware, Inc.(b)........................................      1,198,500
  34,900   Carrier Access Corp. .................................      2,698,206
   3,900   Com21, Inc. ..........................................        102,375
  57,900   Metromedia Fiber Network(b)...........................      2,999,943
  34,000   Pinnacle Holdings, Inc.(b)............................        514,250
   9,600   RF Micro Devices, Inc.(b).............................        918,600
   6,000   Terayon Communication Systems, Inc. ..................        240,000
                                                                    ------------
                                                                       8,671,874
                                                                    ------------
 Telecommunications (2.0%):
  41,600   Geotel Communications Corp.(b)........................      1,908,400
   4,800   ITC Deltacom, Inc.(b).................................        104,700
   9,000   Powerwave Technologies, Inc. .........................        255,375
                                                                    ------------
                                                                       2,268,475
                                                                    ------------
 Veterinary Diagnostics & Drugs (0.1%):
   7,400   Veterinary Centers Of America, Inc.(b)................        104,525
                                                                    ------------

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $33,662,499
               Unrealized deprecia-
               tion....................   (3,231,305)
                                         -----------
               Net unrealized apprecia-
               tion....................  $30,431,194
                                         ===========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at March 31, 1999
PLC--Public Limited Company
                 Open Futures Contracts

                                    Number of  Contract  Expiration Unrealized
                                    Contracts   Value       Date    Gain/Loss
                                    --------- ---------- ---------- ----------
Standard & Poor's 500 Stock Index
Futures............................     19    $6,273,800  6/18/99   $(130,625)

 Shares or
 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------  ----------------------------------------------------   ------------
 Common Stocks, continued:
 Wholesale Distribution (0.2%):
      4,900 Aviation Sales Co.(b)...............................   $    218,050
                                                                   ------------
   Total Common Stocks                                              103,126,672
                                                                   ------------
 Pass-through Mortgage Securities (0.6%):
 Federal Home Loan Mortgage Corp. (0.6%):
    700,000 4/14/99.............................................        698,803
                                                                   ------------
   Total Pass-through Mortgage Securities                               698,803
                                                                   ------------
 U.S. Government Agencies (9.1%):
 Federal Home Loan Mortgage Corp. (9.1%):
 10,130,000 4.82%, 4/1/99.......................................     10,128,644
                                                                   ------------
   Total U.S. Government Agencies                                    10,128,644
                                                                   ------------
 Short Term Securities Held as Collateral (6.0%):
 Commercial Paper (2.7%):
  3,000,000 IMC Global, 5.25%, 4/1/99...........................      2,999,562
                                                                   ------------
 Repurchase Agreements (3.3%):
  3,642,640 Lehman Brothers Triparty Agreement, 5.125%, 4/1/99,
            (See Significant Accounting Policies, Lending
            Portfolio Securities in the Notes to Financial
            Statements for collateral description)..............      3,642,640
                                                                   ------------
   Total Short Term Securities Held as Collateral                     6,642,202
                                                                   ------------
   Total Investments
   (Cost $90,165,127)(a)--108.4%                                    120,596,321
   Liabilities in excess of other assets--(8.4)%                    (9,299,153)
                                                                   ------------
   TOTAL NET ASSETS--100.0%                                        $111,297,168
                                                                   ============

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks (97.0%):
 Australia (1.1%):
 Banks (0.3%):
  17,000 National Australia Bank Ltd. ............................   $   307,571
                                                                     -----------
 Food & Related (0.2%):
 150,000 Goodman Fielder Ltd. ....................................       154,686
                                                                     -----------
 Metals--Diversified (0.2%):
 120,000 North Ltd. ..............................................       190,207
                                                                     -----------
 Publishing (0.2%):
  74,000 John Fairfax Holdings Ltd. ..............................       182,251
                                                                     -----------
 Telecommunications (0.2%):
  37,000 Telstra Corporation Ltd. ................................       192,882
                                                                     -----------
                                                                       1,027,597
                                                                     -----------
 Denmark (0.6%):
 Telecommunications (0.6%):
   5,000 Tele Danmark.............................................       495,313
                                                                     -----------
 Finland (0.9%):
 Communication Equipment (0.9%):
   5,000 Nokia Oyj................................................       804,830
                                                                     -----------
 France (10.9%):
 Banks (0.6%):
   4,150 Dexia France.............................................       580,195
                                                                     -----------
 Building & Construction (1.0%):
  10,000 Lafarge SA...............................................       901,452
                                                                     -----------
 Communication Equipment (0.5%):
   5,300 France Telecom SA(b).....................................       428,562
                                                                     -----------
 Diversified Products (2.4%):
   5,700 Suez Lyonnaise des Eaux..................................     1,054,733
   4,000 Vivendi (Ex-Generale des Eaux)...........................       984,148
                                                                     -----------
                                                                       2,038,881
                                                                     -----------
 Energy (0.8%):
   5,200 FRF ELF Aquitaine........................................       706,220
                                                                     -----------
 Food & Related (1.1%):
   4,000 Groupe Danone............................................     1,006,604
                                                                     -----------
 Insurance--Multiline (1.4%):
   9,450 Axa......................................................     1,252,814
                                                                     -----------
 Petroleum (1.5%):
  11,250 Total SA-B...............................................     1,385,781
                                                                     -----------
 Technology (0.3%):
  11,440 S.O.I.T.E.C.(b)..........................................       293,693
                                                                     -----------

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 France, continued:
 Telecommunications (1.3%):
  10,000 FRF Alcatel..............................................   $ 1,149,757
                                                                     -----------
                                                                       9,743,959
                                                                     -----------
 Germany (6.7%):
 Automobiles & Trucks (2.3%):
  10,500 Daimlerchrysler AG.......................................       913,652
  26,000 Edscha AG(b).............................................       364,899
  30,000 Man AG...................................................       840,456
                                                                     -----------
                                                                       2,119,007
                                                                     -----------
 Chemicals (0.5%):
   9,800 Hoechst AG...............................................       424,784
                                                                     -----------
 Diversified Products (1.5%):
   8,000 Siemens AG...............................................       534,610
  15,000 VEBA AG..................................................       788,636
                                                                     -----------
                                                                       1,323,246
                                                                     -----------
 Insurance--Property & Casualty (1.0%):
   2,875 Allianz AG...............................................       875,272
                                                                     -----------
 Machinery & Equipment (1.4%):
   8,000 GEA AG...................................................       175,324
   8,300 Mannesmann AG............................................     1,060,033
                                                                     -----------
                                                                       1,235,357
                                                                     -----------
                                                                       5,977,666
                                                                     -----------
 Great Britain (22.5%):
 Aerospace/Defense (0.6%):
  78,000 British Aerospace PLC....................................       520,975
                                                                     -----------
 Banks (3.9%):
  34,000 Abbey National PLC.......................................       706,386
  19,500 Barclays PLC.............................................       566,935
  12,000 GBP National Westminster Bank............................       278,951
  40,000 Halifax PLC..............................................       496,559
  19,000 HSBC Holdings PLC........................................       614,048
  58,000 Lloyds TSB Group PLC.....................................       884,798
                                                                     -----------
                                                                       3,547,677
                                                                     -----------
 Building & Construction (0.3%):
 140,000 Bryant Group PLC.........................................       281,373
                                                                     -----------
 Communication Equipment (1.6%):
  85,000 British Telecommunications PLC...........................     1,396,855
                                                                     -----------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Great Britain, continued:
 Diversified Products (1.2%):
  58,000 General Electric Co. PLC.................................   $   527,134
  28,000 Granada Group PLC........................................       573,142
                                                                     -----------
                                                                       1,100,276
                                                                     -----------
 Food & Related (1.7%):
 185,000 Asda Group PLC...........................................       453,942
  32,000 Cadbury Schweppes PLC....................................       466,985
  51,000 Diageo PLC...............................................       575,894
                                                                     -----------
                                                                       1,496,821
                                                                     -----------
 Hotel Management & Related Services (0.3%):
 100,000 Jarvis Hotels PLC........................................       246,988
                                                                     -----------
 Household--General Products (0.2%):
 215,000 Limelight Group PLC(b)...................................       164,861
                                                                     -----------
 Insurance--Life (1.6%):
  50,000 Norwich Union PLC........................................       346,671
  35,000 Prudential Corp. PLC.....................................       459,067
  66,000 Royal & Sun Alliance Insurance Group PLC.................       624,347
                                                                     -----------
                                                                       1,430,085
                                                                     -----------
 Petroleum (2.1%):
 113,000 British Petroleum Co. PLC................................     1,926,313
                                                                     -----------
 Pharmaceuticals (3.6%):
  47,000 Glaxo Wellcome PLC.......................................     1,572,829
  80,000 SmithKline Beecham PLC...................................     1,170,691
  13,000 Zeneca Group PLC.........................................       614,048
                                                                     -----------
                                                                       3,357,568
                                                                     -----------
 Real Estate (0.4%):
  24,000 Land Securities PLC......................................       317,501
                                                                     -----------
 Restaurants (0.4%):
  25,948 Whitbread PLC............................................       402,124
                                                                     -----------
 Retail--General Merchandise (0.9%):
  16,500 Boots Co. PLC............................................       237,992
  42,000 Kingfisher PLC...........................................       530,541
                                                                     -----------
                                                                         768,533
                                                                     -----------
 Telecommunications (1.4%):
  23,000 Cable & Wireless PLC.....................................       288,492
  50,000 Vodafone Group PLC.......................................       933,873
                                                                     -----------
                                                                       1,222,365
                                                                     -----------

                                   Security                            Market
  Shares                         Description                            Value
  ------   -------------------------------------------------------   -----------

 Common Stocks, continued:
 Great Britain, continued:
 Transportation (0.6%):
    36,000 Peninsular and Oriential Steam Navigation Co. .........   $   525,939
                                                                     -----------
 Utilities--Electric (0.5%):
    53,000 Scottish & Southern Energy PLC.........................       481,264
                                                                     -----------
 Utilities--Gas (0.8%):
   117,000 BG PLC.................................................       691,748
                                                                     -----------
 Utilities--Water (0.4%):
    47,000 Yorkshire Water PLC....................................       338,011
                                                                     -----------
                                                                      20,217,277
                                                                     -----------
 Greece (0.5%):
 Banks (0.5%):
    32,000 National Bank of Greece GDR(b).........................       425,600
                                                                     -----------
 Hong Kong (1.7%):
 Banks (0.3%):
    85,000 Dao Heng Bank Group Ltd. ..............................       280,791
                                                                     -----------
 Diversified Products (0.4%):
    42,000 Hutchison Whampoa......................................       330,600
                                                                     -----------
 Household--General Products (0.3%):
   315,000 Guangdong Kelon Electrical Holdings....................       231,691
                                                                     -----------
 Machinery & Equipment (0.1%):
   640,000 First Tractor Co. .....................................       121,401
                                                                     -----------
 Publishing (0.2%):
   364,000 South China Morning Post...............................       201,973
                                                                     -----------
 Utilities--Electric (0.4%):
   128,000 Hongkong Electric Holdings.............................       387,325
                                                                     -----------
                                                                       1,553,781
                                                                     -----------
 Hungary (0.5%):
 Utilities--Telephone (0.5%):
    15,500 Matav Rt-Sponsored ADR.................................       414,625
                                                                     -----------
 Indionesia (0.7%):
 Diversified Products (0.1%):
 1,071,000 Astra International....................................        95,680
                                                                     -----------
 Forest Products--Paper (0.1%):
   332,000 Indah Kiat Pulp & Paper................................        93,764
                                                                     -----------
 Telecommunications (0.4%):
   930,000 Telekomunikasi.........................................       302,851
                                                                     -----------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Indonesia, continued:
 Tobacco (0.1%):
  73,000 Gudang Garam.............................................   $    96,983
                                                                     -----------
                                                                         589,278
                                                                     -----------
 Italy (6.3%):
 Banks (1.5%):
  80,000 Banca Nazionale Lavoro Ord.(b)...........................       279,828
 200,000 Credito Italiano SpA.....................................     1,079,584
                                                                     -----------
                                                                       1,359,412
                                                                     -----------
 Insurance--Multiline (1.2%):
 370,000 Instituto Naztionale Delle Assicurazioni.................     1,118,449
                                                                     -----------
 Petroleum (1.1%):
 150,000 ENI SpA..................................................       955,432
                                                                     -----------
 Telecommunications (2.5%):
  80,000 Telecom Italia Mobile SpA................................       538,065
 155,000 Telecom Italia SpA.......................................     1,646,580
                                                                     -----------
                                                                       2,184,645
                                                                     -----------
                                                                       5,617,938
                                                                     -----------
 Japan (21.3%):
 Automobiles & Trucks (1.5%):
  13,000 Honda Motor Co. Ltd. ....................................       587,267
  38,000 Suzuki Motor Corp. ......................................       504,078
   9,000 Toyota Motor Corp. ......................................       260,660
                                                                     -----------
                                                                       1,352,005
                                                                     -----------
 Banks (3.2%):
 148,000 Daiwa Securities Co. Ltd. ...............................       793,548
  91,000 Industrial Bank Of Japan.................................       614,709
  65,000 Sanwa Bank Ltd. .........................................       705,269
  58,000 Sumitomo Trust & Banking.................................       785,054
                                                                     -----------
                                                                       2,898,580
                                                                     -----------
 Building & Construction (0.8%):
 130,000 Nishimatsu Construction..................................       684,961
                                                                     -----------
 Chemicals--Petroleum & Inorganic (1.4%):
  84,000 Sekisui Chemical Co. ....................................       597,923
  25,000 Shin-Etsu Chemical Co. Ltd. .............................       656,505
                                                                     -----------
                                                                       1,254,428
                                                                     -----------
 Cosmetics & Toiletries (0.4%):
  28,000 Shiseido Co. Ltd. .......................................       387,739
                                                                     -----------
 Data Processing (0.7%):
  60,000 Ricoh Co. Ltd. ..........................................       626,699
                                                                     -----------

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Japan, continued:
 Electrical Equipment (1.2%):
  39,000 Matsushita Electric Industrial Co. Ltd. .................   $   760,702
   3,000 Sony Corp. ..............................................       277,379
                                                                     -----------
                                                                       1,038,081
                                                                     -----------
 Electronic Components (1.9%):
  80,000 Hitachi Ltd. ............................................       592,417
   9,500 Mabuchi Motor Co. Ltd. ..................................       707,507
  56,000 Toshiba Corp. ...........................................       382,538
                                                                     -----------
                                                                       1,682,462
                                                                     -----------
 Industrial Hardware (0.4%):
  71,000 NSK Ltd. ................................................       329,731
                                                                     -----------
 Insurance--Property & Casualty (1.0%):
 142,000 Sumitomo Marine & Fire...................................       908,857
                                                                     -----------
 Manufacturing (0.7%):
 142,000 Mitsubishi Heavy Industries, Ltd. .......................       641,476
                                                                     -----------
 Metals--Diversified (0.3%):
  40,000 Tsubaki Nakashima Co. Ltd. ..............................       268,513
                                                                     -----------
 Pharmaceuticals (0.8%):
  35,000 Eisai Co. Ltd. ..........................................       731,445
                                                                     -----------
 Photographic Equipment (0.8%):
  20,000 Fuji Photo Film..........................................       756,565
                                                                     -----------
 Real Estate (0.9%):
  94,000 Mitsui Fudosan...........................................       846,897
                                                                     -----------
 Retail--General Merchandise (0.8%):
  11,000 ITO-Yokado Co. Ltd. .....................................       707,760
                                                                     -----------
 Telecommunications (1.2%):
      83 NTT Corp. ...............................................       812,970
       5 NTT Mobile Communications................................       246,981
                                                                     -----------
                                                                       1,059,951
                                                                     -----------
 Textiles (1.6%):
  72,000 Kuraray Co. Ltd. ........................................       781,221
 162,000 Teijin Ltd. .............................................       653,854
                                                                     -----------
                                                                       1,435,075
                                                                     -----------
 Tire & Rubber Products (1.0%):
  35,000 Bridgestone Corp. .......................................       892,510
                                                                     -----------
 Toys/Games/Hobbies (0.7%):
   6,800 Nintendo Company Ltd. ...................................       586,811
                                                                     -----------
                                                                      19,090,546
                                                                     -----------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Netherlands (7.3%):
 Banks (0.9%):
  14,000 ING Grouep N.V. .........................................   $   771,578
                                                                     -----------
 Business Services (0.6%):
  22,641 Vedior N.V. .............................................       524,299
                                                                     -----------
 Computer Hardware (1.0%):
  11,500 Equant N.V.(b)...........................................       874,031
                                                                     -----------
 Electronic Components (1.3%):
  14,000 Philips Electronics......................................     1,140,364
                                                                     -----------
 Food & Related (1.2%):
  30,000 Ahold N.V. ..............................................     1,149,757
                                                                     -----------
 Publishing (1.2%):
  30,000 VNU-Verenigde Nederalndse Uitgeversbedrijven.............     1,169,189
                                                                     -----------
 Retail--General Merchandise (0.6%):
   8,400 Laurus N.V. .............................................       204,041
  12,000 Vendex N.V. .............................................       289,545
                                                                     -----------
                                                                         493,586
                                                                     -----------
 Technology (0.5%):
  28,000 Seagull Holding Co.(b)...................................       415,640
                                                                     -----------
                                                                       6,538,444
                                                                     -----------
 Norway (0.2%):
 Petroleum (0.2%):
  14,100 Petroleum Geo-Services(b)................................       215,275
                                                                     -----------
 Peru (0.4%):
 Telecommunications (0.4%):
  26,200 Telefonica del Peru ADR..................................       334,050
                                                                     -----------
 Philippines (0.6%):
 Banks (0.3%):
  27,000 Metropolitan Bank & Trust................................       214,258
                                                                     -----------
 Food & Related (0.1%):
  66,000 San Miguel Corp. Class B.................................       109,858
                                                                     -----------
 Multi-Media (0.1%):
 500,000 Benpres Holdings Corp.(b)................................        77,419
                                                                     -----------
 Utilities--Telephone (0.1%):
   5,000 Philippine Long Distance Telephone.......................       131,613
                                                                     -----------
                                                                         533,148
                                                                     -----------
 Poland (0.6%):
 Banks (0.6%):
  45,400 Bank Handlowy Warszawie GDR..............................       534,453
                                                                     -----------

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Republic of Ireland (Eire) (0.8%):
 Banks (0.8%):
  36,000 Bank of Ireland..........................................   $   751,134
                                                                     -----------
 Singapore (3.1%):
 Airlines (0.3%):
  41,000 Singapore Airlines Ltd. .................................       296,502
                                                                     -----------
 Banks (0.9%):
  65,000 Development Bank of Singapore Ltd. ......................       492,628
  52,000 United Overseas Bank Ltd.(b).............................       324,908
                                                                     -----------
                                                                         817,536
                                                                     -----------
 Electrical Equipment (0.4%):
 220,000 GP Batteries International...............................       322,015
                                                                     -----------
 Publishing (0.7%):
  59,987 Singapore Press Holdings.................................       662,863
                                                                     -----------
 Telecommunications (0.8%):
 482,000 Singapore Telecommunications.............................       685,986
                                                                     -----------
                                                                       2,784,902
                                                                     -----------
 South Africa (0.5%):
 Financial--Investment Companies (0.5%):
  12,000 Anglo American Corp. SA..................................       415,196
                                                                     -----------
 South Korea (0.9%):
 Banks (0.9%):
  40,000 Housing & Commercial Bank GDR............................       798,696
                                                                     -----------
 Spain (2.4%):
 Banks (1.0%):
  38,500 Argentaria Corp. Bancaria De Espana SA...................       925,214
                                                                     -----------
 Communication Equipment (1.0%):
  20,950 Telefonica de Espana.....................................       888,633
                                                                     -----------
 Utilities--Electric (0.4%):
  15,000 Endesa SA................................................       378,610
                                                                     -----------
                                                                       2,192,457
                                                                     -----------
 Switzerland (4.4%):
 Banks (1.4%):
   2,500 Credit Suisse Group--Registered..........................       466,170
   2,600 UBS AG--Registered(b)....................................       816,812
                                                                     -----------
                                                                       1,282,982
                                                                     -----------
 Food & Related (0.8%):
     415 Nestle SA--Registered....................................       753,936
                                                                     -----------

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                  Schedule of Portfolio Investments, Continued
                                 March 31, 1999
                                  (Unaudited)

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Switzerland, continued:
 Pharmaceuticals (2.2%):
     450 Novartis AG..............................................   $   729,962
      95 Roche Holding AG--Genussshein............................     1,158,500
                                                                     -----------
                                                                       1,888,462
                                                                     -----------
                                                                       3,925,380
                                                                     -----------
 Taiwan (0.5%):
 Insurance--Property & Casualty (0.2%):
  22,000 Fubon Insurance Co Ltd. GDR(b)(b)........................       204,600
                                                                     -----------
 Technology (0.3%):
  34,000 Acer Inc.--GDR(b)........................................       208,250
                                                                     -----------
                                                                         412,850
                                                                     -----------
 Thailand (1.6%):
 Banks (0.4%):
 207,000 Bangkok Bank--FOR REG....................................       424,304
                                                                     -----------
 Building & Construction (0.4%):
  17,000 Siam Cement Co. Ltd......................................       343,937
                                                                     -----------
 Energy (0.2%):
  16,600 PTT Exploration & Prod--Foreign..........................       129,035
   6,400 PTT Exploration & Production--Local......................        50,089
                                                                     -----------
                                                                         179,124
                                                                     -----------
 Real Estate (0.2%):
 490,000 Golden Land Property.....................................       156,529
                                                                     -----------

                                   Security                            Market
  Shares                         Description                            Value
  ------   -------------------------------------------------------   -----------

 Common Stocks, continued:
 Thailand, continued:
 Transportation (0.4%):
   500,000 Bangkok Expressway Public Co.(b).......................   $   359,377
                                                                     -----------
                                                                       1,463,271
                                                                     -----------
   Total Common Stocks                                                86,857,666
                                                                     -----------
 Preferred Stocks (0.6%):
 Germany (0.6%):
 Machinery & Equipment (0.6%):
    28,000 GEA AG.................................................       559,224
                                                                     -----------
   Total Preferred Stocks                                                559,224
                                                                     -----------
 Warrants and Rights (0.0%):
 France (0.0%):
 Diversified Products (0.0%):
     4,000 Vivendi (Ex-Generale des Eaux)(b)......................         9,846
                                                                     -----------
   Total Warrants and Rights                                               9,846
                                                                     -----------
 Cash Sweep (2.1%):
 1,875,665 Bank of New York, Brussels Cash Account................     1,875,665
                                                                     -----------
   Total Cash Sweep                                                    1,875,665
                                                                     -----------
   Total Investments (Cost $81,153,153)(a)--99.7%                     89,302,401
   Other assets in excess of liabilities--0.3%                           234,595
                                                                     -----------
   TOTAL NET ASSETS--100.0%                                          $89,536,996
                                                                     ===========

----
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $12,722,510
               Unrealized deprecia-
               tion....................   (4,573,262)
                                         -----------
               Net unrealized apprecia-
               tion....................  $ 8,149,248
                                         ===========

(b) Represents non-income producing securities.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Co.).
GDR--Global Depository Reciept.
NV--Naamloze Vennootschap (Dutch Corp.)
PLC--Public Limited Company.
SA--Societe Anonyme (French Corp.).
SpA--Societa per Azioni (Italian Corp.).

At March 31, 1999, the International Equity Fund's open forward foreign currency exchange contracts were as follows:

                                                                                 Unrealized
                         Delivery  Contract   Contract    Contract    Market   Appreciation/
Currency                   Date    Price**     Amount      Value      Value    (Depreciation)
--------                 -------- ---------- ----------- ---------- ---------- --------------
Short Contracts:
 Japanese Yen........... 8/23/99  116.947879 184,666,739 $1,579,052 $1,586,301    $(7,249)

** Contract Price is in local currency.

                       See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                        CAPITAL MANAGER CONSERVATIVE GROWTH FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

                                  Security                            Market
  Shares                         Description                           Value
  ------   ------------------------------------------------------   -----------
 Investment Companies (100.4%):
   459,509 BB&T Balanced Fund....................................   $ 6,359,610
   191,808 BB&T Growth and Income Stock Fund.....................     3,767,118
   703,695 BB&T Intermediate U.S. Government Bond Fund...........     7,072,131
   168,832 BB&T International Equity Fund........................     1,934,814
   139,296 BB&T Large Company Growth Fund........................     1,653,446
   819,327 BB&T Short-Intermediate U.S. Government Income Fund...     8,062,181
    74,214 BB&T Small Company Growth Fund(b).....................     1,665,373
 2,125,480 BB&T U.S. Treasury Money Market Fund..................     2,125,480
                                                                    -----------
   Total Investment Companies                                        32,640,153
                                                                    -----------
   Total Investments (Cost $32,371,137)(a)--100.4%                   32,640,153
   Liabilities in excess of other assets--(0.4)%                       (143,858)
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $32,496,295
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation.... $363,006
               Unrealized depreciation....  (93,990)
                                           --------
               Net unrealized apprecia-
               tion....................... $269,016
                                           ========

(b) Represents non-income producing securities.

                       See notes to financial statements

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
--------------------------------------------------------------------------------

CAPITAL MANAGER GROWTH FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

                                  Security                            Market
  Shares                         Description                           Value
  ------   ------------------------------------------------------   -----------
 Investment Companies (100.2%):
    86,798 BB&T Balanced Fund....................................   $ 1,201,283
   434,293 BB&T Growth and Income Stock Fund.....................     8,529,515
   314,253 BB&T Intermediate U.S. Government Bond Fund...........     3,158,242
   255,151 BB&T International Equity Fund........................     2,924,035
   314,392 BB&T Large Company Growth Fund........................     3,731,830
   123,822 BB&T Short-Intermediate U.S. Government Income Fund...     1,218,404
   100,938 BB&T Small Company Growth Fund(b).....................     2,265,050
 1,243,036 BB&T U.S. Treasury Money Market Fund..................     1,243,036
                                                                    -----------
   Total Investment Companies.....................................   24,271,395
                                                                    -----------
   Total Investments
   (Cost $23,755,324)(a)--100.2%..................................   24,271,395
   Liabilities in excess of other assets--(0.2)%..................      (43,421)
                                                                    -----------
   TOTAL NET ASSETS--100.0%.......................................  $24,227,974
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $ 750,207
               Unrealized depreciation..   (234,136)
                                          ---------
               Net unrealized apprecia-
               tion.....................  $ 516,071
                                          =========

(b) Represents non-income producing securities.

                       See notes to financial statements

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

--------------------------------------------------------------------------------

                                            CAPITAL MANAGER MODERATE GROWTH FUND

--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                                 March 31, 1999
                                  (Unaudited)

                                   Security                            Market
  Shares                         Description                            Value
  ------   -------------------------------------------------------   -----------
 Investment Companies (100.3%):
   281,491 BB&T Balanced Fund.....................................   $ 3,895,835
   313,244 BB&T Growth and Income Stock Fund......................     6,152,103
   365,762 BB&T Intermediate U.S. Government Bond Fund............     3,675,905
   229,845 BB&T International Equity Fund.........................     2,634,029
   226,805 BB&T Large Company Growth Fund.........................     2,692,174
   401,537 BB&T Short-Intermediate U.S. Government Income Fund....     3,951,124
    84,859 BB&T Small Company Growth Fund(b)......................     1,904,241
 1,394,956 BB&T U.S. Treasury Money Market Fund...................     1,394,956
                                                                     -----------
   Total Investment Companies                                         26,300,367
                                                                     -----------
   Total Investments (Cost $25,827,367)(a)--100.3%                    26,300,367
   Liabilities in excess of other assets--(0.3)%                        (71,830)
                                                                     -----------
   TOTAL NET ASSETS--100.0%                                          $26,228,537
                                                                     ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $ 608,298
               Unrealized depreciation..   (135,298)
                                          ---------
               Net unrealized apprecia-
               tion.....................  $ 473,000
                                          =========

(b) Represents non-income producing securities.

                       Seed notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                         Notes to Financial Statements
                                 March 31, 1999
                                  (Unaudited)

1. Organization:

  The BB&T Mutual Funds Group ("The Group") commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The Group is authorized to issue an unlimited number of shares without par value. The Group offers shares of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund are referred to as the "Funds of Funds". The Fund offers up to three classes of shares: Class A Shares, Class B Shares, and Trust Shares. Class B Shares are currently only offered in the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Intermediate U.S. Government Bond Fund, the Growth and Income Stock Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund. Class A Shares are offered with a front-end sales charge. Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held. The contingent deferred sales charges are as follows:

           Years Since
           Purchase      Percent
           -----------   -------
              0-1         5.00%
              1-2         4.00%
              2-4         3.00%
              4-5         2.00%
              5-6         1.00%
              6 or more   none

  Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares and Class B Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Group may be made to customers of Branch Banking & Trust Company ("BB&T") and its affiliates, to all accounts of correspondent banks of BB&T and to the general public. BB&T serves as investment advisor to the Group.

  The Prime Money Market and the U.S. Treasury Money Market Fund (the "money market funds") seek current income with liquidity and stability of principal. The Short-Intermediate U.S. Government Income Fund and the Intermediate U.S. Government Bond Fund seek current income consistent with the preservation of

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

  capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The North Carolina Intermediate Tax-Free Fund and the South Carolina Intermediate Tax-Free Fund seek to produce a high level of current interest income that is exempt from both federal and North and South Carolina state income tax, respectively. The Growth and Income Stock Fund seeks capital growth, current income or both. The Balanced Fund seeks long-term capital growth and current income. The Large Company Growth Fund and the Small Company Growth Fund seek long-term capital appreciation through investments primarily in equity securities of growth companies. The International Equity Fund seeks long-term capital appreciation through investments primarily in equity securities of foreign issuers. The Capital Manager Conservative Growth Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities. The Capital Manager Moderate Growth Fund seeks capital appreciation, and secondarily, income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities. The Capital Manager Growth Fund seeks capital appreciation by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity securities.

2. Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the Funds, excluding the money markets, are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The Funds, excluding the money market funds, may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

  sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  Forward Foreign Currency Exchange Contracts:

  The International Equity Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency contract with the same settlement date and broker.

  Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the International Equity Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  When-Issued and Forward Commitments:

  The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Prime Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received. While the Funds purchased securities on a "when-issued" basis during the year, the Funds held no such securities as of March 31, 1999.

  Repurchase Agreements:

  Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Lending Portfolio Securities:

  To generate additional income, each Fund, except the North Carolina Intermediate Tax-Free Fund and the South Carolina Intermediate Tax-Free Fund, may lend up to 33 1/3% of it's total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral for such loans may include cash, securities of the

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

  U.S. Government, or its agencies or instrumentalities, or any combination there of. Each Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment collateral.

  When cash is received as collateral for securities loaned, each Fund may invest such cash in short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as assets or liabilities of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

  As disclosed in the schedules of portfolio investments the Intermediate U.S. Government Fund, Short-Intermediate U.S. Government Income Fund and the Small Company Growth Fund collectively invested cash collateral in a Lehman Brothers Tri Party Repurchase Agreement with an interest rate of 5.125% and a maturity of 4/1/99 which was collateralized by the following securities:

   Principle                      Description                     Market Value
   ---------                      -----------                     ------------
   $1,593,000 ABN Amro Mortgage Corporation, 6.75%, 4/25/29.....   $1,492,302
                      Countrywide Alternative Loan Trust, 6.75%,
    2,095,845 8/25/28...........................................    1,526,798
    1,813,000 Countrywide Home Loans, 6.50%, 4/15/29............      969,298
    1,465,000 Countrywide Home Loans, 8.00%, 8/25/27............    1,391,803
      414,157 Countrywide Home Loans, 8.00%, 8/25/27............      393,464
      695,000 Countrywide Home Loans, 6.50%, 4/15/29............      516,294
                      GE Capital Mortgage Services, Inc., 6.00%,
    1,745,000 12/25/28..........................................    1,182,384
                      GE Capital Mortgage Services, Inc., 6.25%,
    2,088,000 1/25/14...........................................    1,442,159
              GE Capital Mortgage Services, Inc., 6.00%,
      342,000 12/25/28..........................................      231,734
                     Headlands Mortgage Securities, Inc., 7.75%,
    2,021,000 3/25/27...........................................    1,574,982
                     Headlands Mortgage Securities, Inc., 7.75%,
    1,507,000 5/25/27...........................................    1,173,270
                    Norwest Asset Securities Corporation, 6.00%,
    2,015,000 3/25/29...........................................    1,732,632
                    Norwest Asset Securities Corporation, 6.00%,
    1,929,000 3/25/29...........................................    1,792,438
                    Norwest Asset Securities Corporation, 6.50%,
    1,050,000 2/25/29...........................................      720,198
                  Residential Asset Securitization Trust, 6.72%,
    1,995,888 3/25/29...........................................    1,835,389
                 Residential Funding Mortgage Securities, 6.75%,
    1,567,000 10/25/28..........................................    1,129,518
                 Residential Funding Mortgage Securities, 6.50%,
    1,561,400 10/25/28..........................................    1,086,293
                 Structured Asset Securities Corporation, 6.75%,
    1,687,000 3/25/29...........................................    1,024,068
                 Structured Asset Securities Corporation, 6.50%,
    1,824,871 3/25/29...........................................    1,806,275

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)


  Financial Futures Contracts:

  The Funds may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities the Fund intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, and the South Carolina Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Growth and Income Stock Fund and the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable and net capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)


  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Group are prorated to the Funds on the basis of relative net assets. Expenses of the Funds of Funds do not reflect the expenses of the underlying funds. All expenses in connection with the Prime Money Market Fund, the South Carolina Intermediate Tax-Free Fund, the Large Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the respective Fund. Such expenses are being capitalized and amortized over a period of two years commencing with the initial public offering.

3. Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 are as follows:

                                                       Purchases      Sales
                                                      ------------ -----------
   Short-Intermediate U.S. Government Income Fund.... $ 79,508,765 $84,125,194
   Intermediate U.S. Government Bond Fund............ $106,249,814 $90,628,418
   North Carolina Intermediate Tax-Free Fund......... $ 11,100,430 $14,146,750
   South Carolina Intermediate Tax-Free Fund......... $  4,647,008 $ 4,109,285
   Growth and Income Stock Fund...................... $ 33,224,334 $44,572,989
   Balanced Fund..................................... $ 23,907,847 $23,404,827
   Large Company Growth Fund......................... $ 30,942,123 $27,739,588
   Small Company Growth Fund......................... $ 88,861,564 $80,290,295
   International Equity Fund......................... $ 36,281,424 $27,979,245
   Capital Manager Conservative Growth Fund.......... $ 10,412,980 $ 3,189,600
   Capital Manager Moderate Growth Fund.............. $  4,878,700 $ 3,069,000
   Capital Manager Growth Fund....................... $  3,208,900 $ 2,816,000

4. Related Party Transactions:

  Investment advisory services are provided to the Group by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Pursuant to a Sub-Advisory Agreement with BB&T, BlackRock Financial Management, Inc., an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank") manages the Small Company Growth Fund subject to the general supervision of the Group's Board of Trustees and BB&T. For its services, BlackRock Financial Management Inc. is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the Small Company Growth Fund's average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of the next $50 million in net assets, and (3) 0.40% of net assets in excess of $100 million. Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Group's Board of Trustees

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

  and BB&T. For its services, BlackRock International, Ltd. is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the International Equity Fund's average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of the next $50 million in net assets, and (3) 0.40% of the net assets over $100 million. Pursuant to a Sub-Advisory agreement with BB&T, BlackRock Institutional Management Corporation serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, BlackRock Institutional Management Corporation manages the Prime Money Market Fund subject to the general supervision of the Group's Board of Trustees and BB&T. For its services, BlackRock Institutional Management Corporation is entitled to a fee, payable by BB&T at 0.09% of the Prime Money Market Fund's average daily net assets.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees payable to BISYS for administration services are established under terms of the administration contract at the annual rate of 0.20% of the average daily net assets of each Fund with the exception of the Funds of Funds which are charged a fee of 0.05% of the average daily net assets. BISYS Ohio, serves the Funds as transfer agent and fund accountant.

  The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50% and 1.00% of the average daily net assets of the Class A Shares and Class B Shares, respectively. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended March 31, 1999, BISYS received $735,699 from commissions earned on sales of shares of the Group's variable net asset value funds, of which $652,643 was allowed to affiliated broker/dealers of the Group.

  BB&T, BISYS, and BISYS Ohio may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios. BB&T reimbursed the Prime Money Market Fund and the South Carolina Intermediate Tax-Free Fund $127 and $5,586, respectively.

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)


  Information regarding these transactions is as follows for the six months ended March 31, 1999:

                      Investment Advisory  Administration Distribution Distribution
                             Fees               Fees          Fees         Fees
                     --------------------- -------------- ------------ ------------
                        As a                                Class A      Class B
                     Percentage Voluntary    Voluntary     Voluntary    Voluntary
                     Of Average    Fee          Fee           Fee          Fee
                     Net Assets Reductions   Reductions    Reductions   Reductions
                     ---------- ---------- -------------- ------------ ------------
   Prime Money Mar-
    ket Fund.......      .40%    $ 53,214     $39,968       $    --        $--
   U.S. Treasury
    Money Market
    Fund...........      .40%    $154,034     $77,017            --         --
   Short-Intermedi-
    ate U.S. Gov-
    ernment Income
    Fund...........      .60%    $ 78,228     $39,113       $ 5,513         --
   Intermediate
    U.S. Government
    Bond Fund......      .60%    $ 92,187          --       $ 5,214         --
   North Carolina
    Intermediate
    Tax- Free
    Fund...........      .60%    $ 42,209     $21,104       $21,757         --
   South Carolina
    Intermediate
    Tax- Free
    Fund...........      .60%    $ 27,867     $13,933       $   827         --
   Growth and In-
    come Stock
    Fund...........      .74%    $560,132          --       $52,561         --
   Balanced Fund...      .74%    $189,105          --       $27,968         --
   Large Company
    Growth Fund ...      .74%    $ 84,918          --       $ 3,365         --
   Small Company
    Growth Fund....     1.00%          --          --       $13,341         --
   International
    Equity Fund....     1.00%          --          --       $ 1,842         --
   Capital Manager
    Conservative
   Growth Fund.....      .25%    $ 28,591          --       $   227        $ 2
   Capital Manager
    Moderate
   Growth Fund.....      .25%    $ 24,790          --       $ 1,894        $41
   Captial Manager
    Growth Fund....      .25%    $ 23,480          --       $   766        $ 3

5. Concentration of Credit Risk

  The North Carolina Intermediate Tax-Free Fund and the South Carolina Intermediate Tax-Free Fund invest in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)


  These funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At March 31, 1999, the percentage of portfolio investments by each revenue source were as follows:

                                                   North Carolina South Carolina
                                                    Intermediate   Intermediate
                                                      Tax-Free       Tax-Free
                                                        Fund           Fund
                                                   -------------- --------------
   Revenue Bonds:
     Facilities Bonds.............................      0.68%          1.30%
     General Bonds................................      3.07%          1.59%
     Higher Education Bonds.......................      4.01%          9.59%
     Medical Bonds................................      8.96%          5.62%
     Pollution Bonds..............................      0.67%          4.21%
     Power Bonds .................................      3.31%          5.14%
     School District Bonds........................        --          19.52%
     Single Family Housing Bonds..................      0.50%            --
     Transportation Bonds ........................        --           2.77%
     Utility Bonds ...............................      5.53%         12.07%
     Water Bonds .................................      3.29%          5.59%
     General Obligation Bonds.....................     64.43%         22.22%
     Investment Companies.........................      0.40%          2.80%

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

6. Capital Share Transactions:

  Transactions in capital shares for the Funds were as follows:

                                   Prime                     U.S. Treasury
                                Money Market                 Money Market
                                    Fund                         Fund
                         ---------------------------  ----------------------------
                           For the        For the        For the        For the
                         period ended   year ended    period ended    year ended
                          March 31,    September 30,    March 31,    September 30,
                             1999       1998 (a)(b)       1999           1998
                         ------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  3,479,500  $   6,606,837  $  56,555,162  $  88,087,627
 Dividends reinvested...       66,814         45,693        866,308      1,697,458
 Cost of shares re-
 deemed.................   (3,596,804)    (3,390,007)   (52,887,310)   (80,848,886)
                         ------------  -------------  -------------  -------------
 Change in net assets
 from Class A Share
 transactions........... $    (50,490) $   3,262,523  $   4,534,160  $   8,936,199
                         ============  =============  =============  =============
Class B Shares:
 Proceeds from shares
 issued................. $  1,040,808  $     300,010  $   1,572,240  $   1,533,442
 Dividends reinvested...          722             --         22,792         48,607
 Cost of shares re-
 deemed.................           --             --       (894,161)    (1,828,809)
                         ------------  -------------  -------------  -------------
 Change in net assets
 from Class B Share
 transactions........... $  1,041,530  $     300,010  $     700,871  $    (246,760)
                         ============  =============  =============  =============
Trust Shares:
 Proceeds from shares
 issued................. $ 83,904,417  $ 193,347,394  $ 230,238,345  $ 397,566,766
 Dividends reinvested...           --          2,882      1,277,349      2,591,520
 Cost of shares re-
 deemed.................  (64,462,354)  (155,576,517)  (203,450,676)  (431,201,888)
                         ------------  -------------  -------------  -------------
 Change in net assets
 from Trust Share trans-
 actions................ $ 19,442,063  $  37,773,759  $  28,065,018  $ (31,043,602)
                         ============  =============  =============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................    3,479,500      6,606,838     56,555,162     88,087,627
 Reinvested.............       66,814         45,693        866,308      1,697,458
 Redeemed...............   (3,596,804)    (3,390,007)   (52,887,310)   (80,848,885)
                         ------------  -------------  -------------  -------------
 Change in Class A
 Shares.................      (50,490)     3,262,524      4,534,160      8,936,200
                         ============  =============  =============  =============
Class B Shares:
 Issued.................    1,040,808        300,010      1,572,240      1,533,441
 Reinvested.............          722             --         22,792         48,607
 Redeemed...............           --             --       (894,161)    (1,828,809)
                         ------------  -------------  -------------  -------------
 Change in Class B
 Shares.................    1,041,530        300,010        700,871       (246,761)
                         ============  =============  =============  =============
Trust Shares:
 Issued.................   83,904,417    193,347,394    230,238,345    397,566,766
 Reinvested.............           --          2,882      1,277,349      2,591,520
 Redeemed...............  (64,462,354)  (155,576,517)  (203,450,676)  (431,201,888)
                         ------------  -------------  -------------  -------------
 Change in Trust
 Shares.................   19,442,063     37,773,759     28,065,018    (31,043,602)
                         ============  =============  =============  =============

----
(a) The Fund commenced operations on October 1, 1997.
(b) The Fund commenced offering Class B Shares on September 2, 1998.

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

                                   Short-
                                Intermediate              Intermediate U.S.
                              U.S. Government                 Government
                                Income Fund                   Bond Fund
                         ---------------------------  ---------------------------
                           For the        For the       For the        For the
                         period ended   year ended    period ended   year ended
                          March 31,    September 30,   March 31,    September 30,
                             1999          1998           1999          1998
                         ------------  -------------  ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $    346,970  $    192,328   $  1,071,463  $    950,380
 Dividends reinvested...       85,773       177,946        123,298       164,571
 Cost of shares
 redeemed...............     (308,801)   (1,181,875)    (2,042,578)   (1,072,325)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Class A Share
 transactions........... $    123,942  $   (811,601)  $   (847,817) $     42,626
                         ============  ============   ============  ============
Class B Shares:
 Proceeds from shares
 issued.................                              $    862,783  $    694,364
 Dividends reinvested...                                    41,971        31,042
 Cost of shares
 redeemed...............                                   (81,133)     (107,776)
                                                      ------------  ------------
 Change in net assets
 from Class B Share
 transactions...........                              $    823,621  $    617,630
                                                      ============  ============
Trust Shares:
 Proceeds from shares
 issued................. $ 19,505,725  $ 73,529,580   $ 45,557,803  $ 75,881,763
 Dividends reinvested...      179,882       367,365      1,778,815     2,885,452
 Cost of shares
 redeemed...............  (18,804,993)  (24,841,396)   (27,294,102)  (48,000,300)
                         ------------  ------------   ------------  ------------
 Change in net assets
 from Trust Share
 transactions........... $    880,614  $ 49,055,549   $ 20,042,516  $ 30,766,915
                         ============  ============   ============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................       35,136        19,489        104,569        93,931
 Reinvested.............        8,621        18,128         11,926        16,400
 Redeemed...............      (31,202)     (120,560)      (199,422)     (106,747)
                         ------------  ------------   ------------  ------------
 Change in Class A
 Shares.................       12,555       (82,943)       (82,927)        3,584
                         ============  ============   ============  ============
Class B Shares:
 Issued.................                                    84,345        68,849
 Reinvested.............                                     4,065         3,099
 Redeemed...............                                    (7,963)      (10,797)
                                                      ------------  ------------
 Change in Class B
 Shares.................                                    80,447        61,151
                                                      ============  ============
Trust Shares:
 Issued.................    1,969,598     7,511,307      4,473,546     7,597,248
 Reinvested.............       18,066        37,398        171,953       287,298
 Redeemed...............   (1,891,804)   (2,526,173)    (2,640,408)   (4,759,077)
                         ------------  ------------   ------------  ------------
 Change in Trust
 Shares.................       95,860     5,022,532      2,005,091     3,125,469
                         ============  ============   ============  ============

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

                               North Carolina               South Carolina
                                Intermediate                 Intermediate
                               Tax-Free Bond                Tax-Free Bond
                         ---------------------------  ---------------------------
                           For the        For the       For the        For the
                         period ended   year ended    period ended   year ended
                          March 31,    September 30,   March 31,    September 30,
                             1999          1998           1999        1998 (a)
                         ------------  -------------  ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  1,825,789  $  3,137,339   $   528,262    $   291,303
 Dividends reinvested...      268,705       327,585         6,700          3,952
 Cost of shares
 redeemed...............     (761,452)   (1,548,708)       (7,000)        (5,000)
                         ------------  ------------   -----------    -----------
 Change in net assets
 from Class A Share
 transactions........... $  1,333,042  $  1,916,216   $   527,962    $   290,255
                         ============  ============   ===========    ===========
Trust Shares:
 Proceeds from shares
 issued................. $  5,485,567  $ 32,628,455   $ 1,544,101    $25,450,134
 Dividends reinvested...           --        36,980            --          5,687
 Cost of shares
 redeemed...............  (10,185,519)  (22,227,082)   (1,173,980)    (8,029,967)
                         ------------  ------------   -----------    -----------
 Change in net assets
 from Trust Share
 transactions........... $ (4,699,952) $ 10,438,353   $   370,121    $17,425,854
                         ============  ============   ===========    ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      173,968       302,092        51,151         28,435
 Reinvested.............       25,726        31,718           646            385
 Redeemed...............      (72,645)     (149,421)         (677)          (489)
                         ------------  ------------   -----------    -----------
 Change in Class A
 Shares.................      127,049       184,389        51,120         28,331
                         ============  ============   ===========    ===========
Trust Shares:
 Issued.................      525,956     3,171,581       150,227      2,534,229
 Reinvested.............           --         3,599            --            566
 Redeemed...............     (980,202)   (2,146,354)     (114,138)      (782,561)
                         ------------  ------------   -----------    -----------
 Change in Trust
 Shares.................     (454,246)    1,028,826        36,089      1,752,234
                         ============  ============   ===========    ===========

----
(a) For the period from October 20, 1997 (commencement of operations) through September 30, 1998.
                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

                             Growth and Income                 Balanced
                                 Stock Fund                      Fund
                         ---------------------------  ---------------------------
                           For the        For the       For the        For the
                         period ended   year ended    period ended   year ended
                          March 31,    September 30,   March 31,    September 30,
                             1999          1998           1999          1998
                         ------------  -------------  ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  3,637,926  $ 11,309,607   $ 1,559,558   $  7,590,706
 Dividends reinvested...    1,898,178     2,764,969     1,346,827      1,073,391
 Cost of shares
 redeemed...............   (7,799,400)   (5,601,439)   (3,990,580)    (4,132,034)
                         ------------  ------------   -----------   ------------
 Change in net assets
 from Class A Share
 transactions........... $ (2,263,296) $  8,473,137   $(1,084,195)  $  4,532,063
                         ============  ============   ===========   ============
Class B Shares:
 Proceeds from shares
 issued................. $  4,235,386  $ 19,294,501   $ 4,220,255   $  9,624,926
 Dividends reinvested...    1,525,102     1,383,073       991,668        407,643
 Cost of shares
 redeemed...............   (2,736,014)   (2,045,175)     (985,415)    (1,109,354)
                         ------------  ------------   -----------   ------------
 Change in net assets
 from Class B Share
 transactions........... $  3,024,474  $ 18,632,399   $ 4,226,508   $  8,923,215
                         ============  ============   ===========   ============
Trust Shares:
 Proceeds from shares
 issued................. $ 38,902,914  $133,771,433   $11,601,682   $ 36,729,601
 Dividends reinvested...    7,760,338    11,462,995     5,106,069      3,958,651
 Cost of shares
 redeemed...............  (48,143,589)  (79,207,902)   (5,967,843)   (21,343,897)
                         ------------  ------------   -----------   ------------
 Change in net assets
 from Trust Share
 transactions........... $ (1,480,337) $ 66,026,526   $10,739,908   $ 19,344,355
                         ============  ============   ===========   ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      180,123       557,701       108,738        542,438
 Reinvested.............       93,819       143,264        93,881         77,637
 Redeemed...............     (387,077)     (282,239)     (279,819)      (297,325)
                         ------------  ------------   -----------   ------------
 Change in Class A
 Shares.................     (113,135)      418,726       (77,200)       322,750
                         ============  ============   ===========   ============
Class B Shares:
 Issued.................      212,479       956,590       297,604        684,576
 Reinvested.............       75,560        72,036        69,455         29,651
 Redeemed...............     (136,983)     (104,546)      (69,564)       (79,403)
                         ------------  ------------   -----------   ------------
 Change in Class B
 Shares.................      151,056       924,080       297,495        634,824
                         ============  ============   ===========   ============
Trust Shares:
 Issued.................    1,947,303     6,755,500       815,544      2,629,189
 Reinvested.............      382,805       591,985       356,703        287,018
 Redeemed...............   (2,406,078)   (3,959,333)     (420,346)    (1,528,960)
                         ------------  ------------   -----------   ------------
 Change in Trust
 Shares.................      (75,970)    3,388,152       751,901      1,387,247
                         ============  ============   ===========   ============

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

                               Large Company                Small Company
                                Growth Fund                  Growth Fund
                         ---------------------------  ---------------------------
                           For the        For the       For the        For the
                         period ended   year ended    period ended   year ended
                          March 31,    September 30,   March 31,    September 30,
                             1999        1998 (a)         1999          1998
                         ------------  -------------  ------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $ 1,765,232   $  2,203,499   $ 29,278,909  $ 38,525,136
 Dividends reinvested...     123,138          2,142             --       166,111
 Cost of shares
 redeemed...............    (350,344)       (90,348)   (30,824,604)  (38,915,077)
                         -----------   ------------   ------------  ------------
 Change in net assets
 from Class A Share
 transactions........... $ 1,538,026   $  2,115,293   $ (1,545,695) $   (223,830)
                         ===========   ============   ============  ============
Class B Shares:
 Proceeds from shares
 issued................. $ 3,146,016   $  4,439,304   $    833,939  $  3,614,978
 Dividends reinvested...     275,410          2,680             --       128,534
 Cost of shares
 redeemed...............    (370,892)      (119,504)    (1,192,128)   (1,255,729)
                         -----------   ------------   ------------  ------------
 Change in net assets
 from Class B Share
 transactions........... $ 3,050,534   $  4,322,480   $   (358,189) $  2,487,783
                         ===========   ============   ============  ============
Trust Shares:
 Proceeds from shares
 issued................. $10,835,194   $ 88,420,885   $ 17,835,217  $ 48,565,796
 Dividends reinvested...      61,859          8,366             --       448,590
 Cost of shares
 redeemed...............  (7,264,475)   (35,759,154)   (12,470,682)  (23,595,445)
                         -----------   ------------   ------------  ------------
 Change in net assets
 from Trust Share
 transactions........... $ 3,632,578   $ 52,670,097   $  5,364,535  $ 25,418,941
                         ===========   ============   ============  ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................     157,659        210,050      1,505,050     1,884,457
 Reinvested.............      11,626            210             --         8,052
 Redeemed...............     (32,338)        (8,713)    (1,562,312)   (1,895,528)
                         -----------   ------------   ------------  ------------
 Change in Class A
 Shares.................     136,947        201,547        (57,262)       (3,019)
                         ===========   ============   ============  ============
Class B Shares:
 Issued.................     288,446        427,380         43,956       172,660
 Reinvested.............      26,130            272             --         6,322
 Redeemed...............     (33,992)       (11,650)       (60,343)      (61,803)
                         -----------   ------------   ------------  ------------
 Change in Class B
 Shares.................     280,584        416,002        (16,387)      117,179
                         ===========   ============   ============  ============
Trust Shares:
 Issued.................   1,008,787      8,894,685        946,822     2,293,230
 Reinvested.............       5,823            842             --        21,546
 Redeemed...............    (645,015)    (3,603,029)      (616,481)   (1,124,540)
                         -----------   ------------   ------------  ------------
 Change in Trust
 Shares.................     369,595      5,292,498        330,341     1,190,236
                         ===========   ============   ============  ============

----
(a) For the period from October 3, 1997 (commencement of operations) through September 30, 1998.

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

                                International              Capital Manager
                                    Equity               Conservative Growth
                                     Fund                        Fund
                          --------------------------- --------------------------
                            For the        For the      For the       For the
                          period ended   year ended   period ended  year ended
                           March 31,    September 30,  March 31,   September 30,
                              1999          1998          1999       1998 (a)
                          ------------  ------------- ------------ -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued.................. $   342,374    $   722,522   $  352,367   $   120,882
 Dividends reinvested....      26,800         21,801        3,774           294
 Cost of shares
 redeemed................    (259,069)       (72,663)      (2,250)           --
                          -----------    -----------   ----------   -----------
 Change in net assets
 from Class A Share
 transactions............ $   110,105    $   671,660   $  353,891   $   121,176
                          ===========    ===========   ==========   ===========
Class B Shares:
 Proceeds from shares
 issued.................. $   272,410    $ 1,222,446   $    5,500
 Dividends reinvested....      36,730         31,847           --
 Cost of shares
 redeemed................    (319,534)      (225,132)          (3)
                          -----------    -----------   ----------
 Change in net assets
 from Class B Share
 transactions............ $   (10,394)   $ 1,029,161   $    5,497
                          ===========    ===========   ==========
Trust Shares:
 Proceeds from shares
 issued.................. $ 9,143,706    $36,031,578   $7,827,899   $23,613,564
 Dividends reinvested....     417,849        522,726       38,463            25
 Cost of shares
 redeemed................  (5,048,278)    (9,432,531)    (317,973)       (7,488)
                          -----------    -----------   ----------   -----------
 Change in net assets
 from Trust Share
 transactions............ $ 4,513,277    $27,121,773   $7,548,389   $23,606,101
                          ===========    ===========   ==========   ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................      30,713         63,018       33,697        11,769
 Reinvested..............       2,462          2,033          362            28
 Redeemed................     (23,826)        (6,464)        (215)           --
                          -----------    -----------   ----------   -----------
 Change in Class A
 Shares..................       9,349         58,587       33,844        11,797
                          ===========    ===========   ==========   ===========
Class B Shares:
 Issued..................      24,794        108,028          526
 Reinvested..............       3,408          3,026           --
 Redeemed................     (29,205)       (20,736)          --
                          -----------    -----------   ----------
 Change in Class B
 Shares..................      (1,003)        90,318          526
                          ===========    ===========   ==========
Trust Shares:
 Issued..................     835,504      3,218,535      743,395     2,358,118
 Reinvested..............      38,138         48,620        3,659             3
 Redeemed................    (465,226)      (841,292)     (30,458)         (735)
                          -----------    -----------   ----------   -----------
 Change in Trust Shares..     408,416      2,425,863      716,596     2,357,386
                          ===========    ===========   ==========   ===========

----
(a) The Fund commenced offering Trust Shares on October 2, 1997, Class A Shares on January 29, 1998, and Class B Shares on January 29, 1999.

                                   Continued

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                 March 31, 1999
                                  (Unaudited)

                               Capital Manager
                               Moderate Growth            Capital Manager
                                     Fund                   Growth Fund
                          -------------------------- --------------------------
                            For the       For the      For the       For the
                          period ended  year ended   period ended  year ended
                           March 31,   September 30,  March 31,   September 30,
                              1999       1998 (a)        1999       1998 (a)
                          ------------ ------------- ------------ -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares is-
 sued....................  $  446,603   $ 1,214,302    $583,723    $   298,699
 Dividends reinvested....      52,452           292      23,127            979
 Cost of shares re-
 deemed..................     (75,157)       (5,833)    (47,503)            --
                           ----------   -----------    --------    -----------
 Change in net assets
 from Class A Share
 transactions............  $  423,898   $ 1,208,761    $559,347    $   299,678
                           ==========   ===========    ========    ===========
Class B Shares:
 Proceeds from shares is-
 sued....................  $   84,409                  $  5,000
 Dividends reinvested....          --                        --
 Cost of shares re-
 deemed..................          (5)                       (6)
                           ----------                  --------
 Change in net assets
 from Class B Share
 transactions............  $   84,404                  $  4,994
                           ==========                  ========
Trust Shares:
 Proceeds from shares is-
 sued....................  $1,443,528   $22,001,572    $ 89,464    $22,091,640
 Dividends reinvested....         295            18       1,461            168
 Cost of shares re-
 deemed..................     (43,643)           --     (44,314)            --
                           ----------   -----------    --------    -----------
 Change in net assets
 from Trust Share trans-
 actions.................  $1,400,180   $22,001,590    $ 46,611    $22,091,808
                           ==========   ===========    ========    ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................      42,732       116,838      55,480         28,479
 Reinvested..............       5,025            28       2,212             93
 Redeemed................      (7,251)         (589)     (4,485)            --
                           ----------   -----------    --------    -----------
 Change in Class A
 Shares..................      40,506       116,277      53,207         28,572
                           ==========   ===========    ========    ===========
Class B Shares:
 Issued..................       8,091                       470
 Reinvested..............          --                        --
 Redeemed................          --                        (1)
                           ----------                  --------
 Change in Class B
 Shares..................       8,091                       469
                           ==========                  ========
Trust Shares:
 Issued..................     135,832     2,200,157       8,490      2,208,722
 Reinvested..............          28             2         141             16
 Redeemed................      (4,168)           --      (4,164)            --
                           ----------   -----------    --------    -----------
 Change in Trust Shares..     131,692     2,200,159       4,467      2,208,738
                           ==========   ===========    ========    ===========

----
(a) The Fund commenced offering Trust Shares on October 2, 1997, Class A Shares on January 29, 1998, and Class B Shares on January 29, 1999.

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                         PRIME MONEY MARKET FUND
                                                                  Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six     October 1,
                                                    months ended      1997 to
                                                     March 31,     September 30,
                                                        1999         1998 (a)
                                                    ------------   -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............    $ 1.000         $ 1.000
                                                      -------         -------
Investment Activities
 Net investment income............................      0.022           0.048
                                                      -------         -------
  Total from Investment Activities................      0.022           0.048
                                                      -------         -------
Distributions
 Net investment income............................     (0.022)         (0.048)
                                                      -------         -------
  Total Distributions.............................     (0.022)         (0.048)
                                                      -------         -------
Net Asset Value, End of Period....................    $ 1.000         $ 1.000
                                                      =======         =======
Total Return (excludes sales charge)..............       2.21%(b)        4.93%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................    $ 3,212         $ 3,262
 Ratio of expenses to average net assets..........       0.79%(c)        0.83%(c)
 Ratio of net investment income to average net as-
 sets.............................................       4.40%(c)        4.83%(c)
 Ratio of expenses to average net assets*.........       1.14%(c)        1.43%(c)
 Ratio of net investment income to average net as-
 sets*............................................       4.05%(c)        4.23%(c)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                    [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND
Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six
                                                      months      September 2,
                                                       ended         1998 to
                                                     March 31,    September 30,
                                                       1999         1998 (a)
                                                    -----------   -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............    $ 1.000        $ 1.000
                                                      -------        -------
Investment Activities
 Net investment income............................      0.018          0.003
                                                      -------        -------
  Total from Investment Activities................      0.018          0.003
                                                      -------        -------
Distributions
 Net investment income............................     (0.018)        (0.003)
                                                      -------        -------
  Total Distributions.............................     (0.018)        (0.003)
                                                      -------        -------
Net Asset Value, End of Period....................    $ 1.000        $ 1.000
                                                      =======        =======
Total Return (excludes redemption charge).........       1.83%(b)       0.32%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................    $ 1,342        $   300
 Ratio of expenses to average net assets..........       1.51%(c)       1.64%(c)
 Ratio of net investment income to average net as-
 sets.............................................       3.61%(c)       3.98%(c)
 Ratio of expenses to average net assets*.........       1.86%(c)       1.99%(c)
 Ratio of net investment income to average net as-
 sets*............................................       3.26%(c)       3.63%(c)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                         PRIME MONEY MARKET FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                     For the six     October 1,
                                                     months ended      1998 to
                                                      March 31,     September 30,
                                                         1999         1998 (a)
                                                     ------------   -------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period...............    $ 1.000         $ 1.000
                                                       -------         -------
Investment Activities
 Net investment income.............................      0.023           0.051
                                                       -------         -------
  Total from Investment Activities.................      0.023           0.051
                                                       -------         -------
Distributions
 Net investment income.............................     (0.023)         (0.051)
                                                       -------         -------
  Total Distributions..............................     (0.023)         (0.051)
                                                       -------         -------
Net Asset Value, End of Period.....................    $ 1.000         $ 1.000
                                                       =======         =======
Total Return.......................................       2.34%(b)        5.23%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...................    $57,215         $37,769
 Ratio of expenses to average net assets...........       0.52%(c)        0.55%
 Ratio of net investment income to average net as-
 sets..............................................       4.62%(c)        5.11%
 Ratio of expenses to average net assets*..........       0.86%(c)        0.91%
 Ratio of net investment income to average net as-
 sets*.............................................       4.27%(c)        4.75%

----
* During the period, certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET FUND
Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six
                          months ended      For the year ended September 30,
                           March 31,     ------------------------------------------
                              1999        1998     1997     1996     1995     1994
                          ------------   -------  -------  -------  -------  ------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 1.000      $ 1.000  $ 1.000  $ 1.000  $ 1.000  $1.000
                            -------      -------  -------  -------  -------  ------
Investment Activities
 Net investment income..      0.020        0.046    0.044    0.044    0.047   0.027
                            -------      -------  -------  -------  -------  ------
  Total from Investment
  Activities............      0.020        0.046    0.044    0.044    0.047   0.027
                            -------      -------  -------  -------  -------  ------
Distributions
 Net investment income..     (0.020)      (0.046)  (0.044)  (0.044)  (0.047) (0.027)
                            -------      -------  -------  -------  -------  ------
  Total Distributions...     (0.020)      (0.046)  (0.044)  (0.044)  (0.047) (0.027)
                            -------      -------  -------  -------  -------  ------
Net Asset Value, End of
Period..................    $ 1.000      $ 1.000  $ 1.000  $ 1.000  $ 1.000  $1.000
                            =======      =======  =======  =======  =======  ======
Total Return (excludes
sales charge)...........       2.01%(a)     4.75%    4.50%    4.49%    4.81%   2.76%
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $46,012      $41,478  $32,541  $27,931  $13,948  $1,486
 Ratio of expenses to
 average net assets.....       0.83%(b)     0.86%    0.95%    0.99%    0.98%   0.94%
 Ratio of net investment
 income to average net
 assets.................       4.00%(b)     4.65%    4.41%    4.37%    4.81%   2.89%
 Ratio of expenses to
 average net assets*....       0.98%(b)     1.26%    1.25%    1.25%    1.24%   1.32%
 Ratio of net investment
 income to average net
 assets*................       3.85%(b)     4.25%    4.11%    4.11%    4.55%   2.51%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                  Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six    For the year  For the year   January 1,
                          months ended       ended         ended        1996 to
                           March 31,     September 30, September 30, September 30,
                              1999           1998          1997        1996 (a)
                          ------------   ------------- ------------- -------------
                          (Unaudited)
Net Asset Value,
Beginning of Period.....    $ 1.000         $ 1.000       $ 1.000       $ 1.000
                            -------         -------       -------       -------
Investment Activities
 Net investment income..      0.016           0.039         0.036         0.025
                            -------         -------       -------       -------
  Total from Investment
  Activities............      0.016           0.039         0.036         0.025
                            -------         -------       -------       -------
Distributions
 Net investment income..     (0.016)         (0.039)       (0.036)       (0.025)
                            -------         -------       -------       -------
  Total Distributions...     (0.016)         (0.039)       (0.036)       (0.025)
                            -------         -------       -------       -------
Net Asset Value, End of
Period..................    $ 1.000         $ 1.000       $ 1.000       $ 1.000
                            =======         =======       =======       =======
Total Return (excludes
redemption charge)......       1.63%(b)        3.97%         3.67%         2.53%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
 Period (000)...........    $ 1,956         $ 1,255       $ 1,502       $ 1,305
 Ratio of expenses to
 average net assets.....       1.58%(c)        1.61%         1.75%         1.75%(c)
 Ratio of net investment
 income to average net
 assets.................       3.25%(c)        3.90%         3.61%         3.55%(c)
 Ratio of expenses to
 average net assets*....       1.73%(c)        1.76%             **            **
 Ratio of net investment
 income to average net
 assets*................       3.10%(c)        3.75%             **            **

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** There were no voluntary fee reductions during this period.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET FUND
Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                               For the year ended September 30,
                                          -----------------------------------------------
                           For the six
                              months
                              ended
                          March 31, 1999    1998      1997      1996      1995     1994
                          --------------  --------  --------  --------  --------  -------
                           (Unaudited)
Net Asset Value, Begin-
ning of Period..........     $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $ 1.000
                             --------     --------  --------  --------  --------  -------
Investment Activities:
 Net investment income..        0.021        0.049     0.046     0.046     0.050    0.030
                             --------     --------  --------  --------  --------  -------
  Total from Investment
  Activities............        0.021        0.049     0.046     0.046     0.050    0.030
                             --------     --------  --------  --------  --------  -------
Distributions:
 Net investment income..       (0.021)      (0.049)   (0.046)   (0.046)   (0.050)  (0.030)
                             --------     --------  --------  --------  --------  -------
  Total Distributions...       (0.021)      (0.049)   (0.046)   (0.046)   (0.050)  (0.030)
                             --------     --------  --------  --------  --------  -------
Net Asset Value, End of
Period..................     $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $ 1.000
                             ========     ========  ========  ========  ========  =======
Total Return............         2.14%(a)     5.01%     4.71%     4.74%     5.07%    3.01%
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $263,861     $235,796  $266,840  $205,974  $120,083  $77,464
 Ratio of expenses to
 average net assets.....         0.58%(b)     0.61%     0.75%     0.75%     0.72%    0.67%
 Ratio of net investment
 income to average net
 assets.................         4.25%(b)     4.90%     4.61%     4.63%     4.97%    2.97%
 Ratio of expenses to
 average net assets*....         0.73%(b)     0.76%     0.75%     0.75%     0.75%    0.83%
 Ratio of net investment
 income to average net
 assets*................         4.10%(b)     4.75%     4.61%     4.63%     4.95%    2.82%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                                                                  Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six
                          months ended     For the year ended September 30,
                           March 31,    ---------------------------------------------
                              1999       1998    1997    1996    1995    1994
                          ------------  ------  ------  ------  ------  -------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........     $10.06     $ 9.76  $ 9.73  $ 9.88  $ 9.60  $ 10.29
                             ------     ------  ------  ------  ------  -------
Investment Activities
 Net investment income..       0.25       0.51    0.54    0.55    0.53     0.50
 Net realized and
 unrealized gains
 (losses) on
 investments............      (0.22)      0.30    0.03   (0.15)   0.29    (0.68)
                             ------     ------  ------  ------  ------  -------
  Total from Investment
  Activities............       0.03       0.81    0.57    0.40    0.82    (0.18)
                             ------     ------  ------  ------  ------  -------
Distributions
 Net investment income..      (0.26)     (0.51)  (0.54)  (0.55)  (0.54)   (0.50)
 Net realized gains.....         --         --      --      --      --    (0.01)
                             ------     ------  ------  ------  ------  -------
  Total Distributions...      (0.26)     (0.51)  (0.54)  (0.55)  (0.54)   (0.51)
                             ------     ------  ------  ------  ------  -------
Net Asset Value, End of
Period..................     $ 9.83     $10.06  $ 9.76  $ 9.73  $ 9.88  $  9.60
                             ======     ======  ======  ======  ======  =======
Total Return (excludes
sales charge)...........       0.30%(b)   8.50%   6.07%   4.09%   8.74%   (1.86%)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $4,495     $4,476  $5,151  $6,356  $7,102  $10,345
 Ratio of expenses to
 average net assets.....       1.04%(c)   1.06%   1.11%   1.19%   1.17%    0.89%
 Ratio of net investment
 income to average
 net assets.............       5.11%(c)   5.15%   5.60%   5.55%   5.50%    5.01%
 Ratio of expenses to
 average net assets*....       1.44%(c)   1.44%   1.46%   1.54%   1.58%    1.58%
 Ratio of net investment
 income to average
 net assets*............       4.71%(c)   4.77%   5.25%   5.20%   5.09%    4.32%
 Portfolio Turnover(a)..      52.57%     53.74%  87.99%  54.82% 106.81%    7.06%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six
                          months ended         For the year ended September 30,
                           March 31,     --------------------------------------------------
                              1999         1998      1997     1996     1995     1994
                          ------------   --------  --------  -------  -------  -------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $  10.07     $   9.77  $   9.74  $  9.89  $  9.61  $ 10.30
                            --------     --------  --------  -------  -------  -------
Investment Activities
 Net investment income..        0.26         0.53      0.57     0.57     0.56     0.52
 Net realized and
 unrealized gains
 (losses) on
 investments............       (0.22)        0.30      0.03    (0.15)    0.28    (0.68)
                            --------     --------  --------  -------  -------  -------
  Total from Investment
  Activities............        0.04         0.83      0.60     0.42     0.84    (0.16)
                            --------     --------  --------  -------  -------  -------
Distributions
 Net investment income..       (0.27)       (0.53)    (0.57)   (0.57)   (0.56)   (0.52)
 Net realized gains.....          --           --        --       --       --    (0.01)
                            --------     --------  --------  -------  -------  -------
  Total Distributions...       (0.27)       (0.53)    (0.57)   (0.57)   (0.56)   (0.53)
                            --------     --------  --------  -------  -------  -------
Net Asset Value, End of
Period..................    $   9.84     $  10.07  $   9.77  $  9.74  $  9.89  $  9.61
                            ========     ========  ========  =======  =======  =======
Total Return............        0.42%(b)     8.77%     6.33%    4.36%    9.01%  (1.66%)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............    $154,625     $157,329  $103,523  $62,621  $45,005  $38,208
 Ratio of expenses to
 average net assets.....        0.79%(c)     0.81%     0.86%    0.93%    0.93%    0.71%
 Ratio of net investment
 income to average net
 assets.................        5.36%(c)     5.40%     5.85%    5.81%    5.78%    5.20%
 Ratio of expenses to
 average net assets*....        0.94%(c)     0.94%     0.96%    1.03%    1.08%    1.08%
 Ratio of net investment
 income to average net
 assets*................        5.21%(c)     5.27%     5.75%    5.71%    5.64%    4.83%
 Portfolio Turnover(a)..       52.57%       53.74%    87.99%   54.82%  106.81%    7.06%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                  Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                           For the six     For the year ended September 30,
                           months ended   --------------------------------------
                          March 31, 1999   1998    1997    1996    1995    1994
                          --------------  ------  ------  ------  ------  ------
                           (Unaudited)
Net Asset Value, Begin-
ning of Period..........      $10.57      $ 9.84  $ 9.63  $ 9.88  $ 9.33  $10.39
                              ------      ------  ------  ------  ------  ------
Investment Activities
 Net investment income..        0.25        0.51    0.53    0.56    0.59    0.59
 Net realized and
 unrealized gains (loss-
 es) on investments.....       (0.43)       0.74    0.21   (0.25)   0.55   (1.04)
                              ------      ------  ------  ------  ------  ------
  Total from Investment
  Activities............       (0.18)       1.25    0.74    0.31    1.14   (0.45)
                              ------      ------  ------  ------  ------  ------
Distributions
 Net investment income..       (0.25)      (0.52)  (0.53)  (0.56)  (0.59)  (0.59)
 Net realized gains.....       (0.11)         --      --      --      --   (0.02)
                              ------      ------  ------  ------  ------  ------
  Total Distributions...       (0.36)      (0.52)  (0.53)  (0.56)  (0.59)  (0.61)
                              ------      ------  ------  ------  ------  ------
Net Asset Value, End of
Period..................      $10.03      $10.57  $ 9.84  $ 9.63  $ 9.88  $ 9.33
                              ======      ======  ======  ======  ======  ======
Total Return (excludes
sales charge)...........       (1.71)%(b)  13.07%   7.93%   3.17%  12.63% (4.48%)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............      $3,496      $4,562  $4,211  $3,659  $5,173  $6,772
 Ratio of expenses to
 average net assets.....        1.09%(c)    1.09%   1.12%   1.13%   1.09%   0.96%
 Ratio of net investment
 income to average net
 assets.................        4.94%(c)    5.10%   5.49%   5.68%   6.22%   6.03%
 Ratio of expenses to
 average net assets*....        1.44%(c)    1.44%   1.47%   1.48%   1.50%   1.56%
 Ratio of net investment
 income to average net
 assets*................        4.58%(c)    4.75%   5.14%   5.33%   5.81%   5.43%
 Portfolio Turnover(a)..       49.19%      60.98%  62.45%  76.29%  68.91%   0.38%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(b) Not annualized.

(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                           For the six    For the year  For the year   January 1,
                              months          ended         ended        1996 to
                              ended       September 30, September 30, September 30,
                          March 31, 1999      1998          1997        1996 (a)
                          --------------  ------------- ------------- -------------
                           (Unaudited)
Net Asset Value, Begin-
ning of Period..........      $10.54         $ 9.81        $ 9.60        $10.17
                              ------         ------        ------        ------
Investment Activities
 Net investment income..        0.21           0.43          0.46          0.31
 Net realized and
 unrealized gains (loss-
 es) on investments.....       (0.43)          0.74          0.21         (0.57)
                              ------         ------        ------        ------
  Total from Investment
  Activities............       (0.22)          1.17          0.67         (0.26)
                              ------         ------        ------        ------
Distributions
 Net investment income..       (0.21)         (0.44)        (0.46)        (0.31)
 Net Realized Gains.....       (0.11)            --            --            --
                              ------         ------        ------        ------
  Total Distributions...       (0.32)         (0.44)        (0.46)        (0.31)
                              ------         ------        ------        ------
Net Asset Value, End of
Period..................      $10.00         $10.54        $ 9.81        $ 9.60
                              ======         ======        ======        ======
Total Return (excludes
redemption charge)......       (2.08%)(b)     12.26%         7.14%        (2.48%)(b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............      $2,052         $1,314        $  623        $  353
 Ratio of expenses to
 average net assets.....        1.83%(c)       1.84%         1.87%         1.85%(c)
 Ratio of net investment
 income to average net
 assets.................        4.21%(c)       4.35%         4.74%         5.01%(c)
 Ratio of expenses to
 average net assets*....        1.93%(c)       1.94%         1.97%         1.95%(c)
 Ratio of net investment
 income to average net
 assets*................        4.11%(c)       4.25%         4.64%         4.91%(c)
 Portfolio Turnover(d)..       49.19%         60.98%        62.45%        76.29%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                 For the year ended September 30,
                                            ----------------------------------------------
                            For the six
                              months
                               ended
                          March 31,  1999     1998      1997      1996     1995     1994
                          ---------------   --------  --------  --------  -------  -------
                            (Unaudited)
Net Asset Value, Begin-
ning of Period..........     $  10.59       $   9.85  $   9.64  $   9.89  $  9.34  $ 10.40
                             --------       --------  --------  --------  -------  -------
Investment Activities
 Net investment income..         0.27           0.54      0.56      0.58     0.61     0.62
 Net realized and
 unrealized gains (loss-
 es) on investments.....        (0.43)          0.75      0.21     (0.25)    0.55    (1.04)
                             --------       --------  --------  --------  -------  -------
  Total from Investment
  Activities............        (0.16)          1.29      0.77      0.33     1.16    (0.42)
                             --------       --------  --------  --------  -------  -------
Distributions
 Net investment income..        (0.27)         (0.55)    (0.56)    (0.58)   (0.61)   (0.62)
 Net realized gains.....        (0.11)            --        --        --       --    (0.02)
                             --------       --------  --------  --------  -------  -------
  Total Distributions...        (0.38)         (0.55)    (0.56)    (0.58)   (0.61)   (0.64)
                             --------       --------  --------  --------  -------  -------
Net Asset Value, End of
Period..................     $  10.05       $  10.59  $   9.85  $   9.64  $  9.89  $  9.34
                             ========       ========  ========  ========  =======  =======
Total Return............        (1.58%)(b)     13.46%     8.20%     3.43%   12.91%   (4.23%)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $196,852       $186,256  $142,545  $119,633  $78,578  $68,451
 Ratio of expenses to
 average net assets.....         0.84%(c)       0.84%     0.87%     0.87%    0.85%    0.70%
 Ratio of net investment
 income to average net
 assets.................         5.19%(c)       5.35%     5.74%     5.94%    6.43%    6.27%
 Ratio of expenses to
 average net assets*....         0.94%(c)       0.94%     0.97%     0.97%    1.00%    1.06%
 Ratio of net investment
 income to average net
 assets*................         5.09%(c)       5.25%     5.64%     5.84%    6.28%    5.91%
 Portfolio Turnover(a)..        49.19%         60.98%    62.45%    76.29%   68.91%    0.38%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                           For the year ended September 30,
                                         ----------------------------------------
                          For the six
                          months ended
                           March 31,
                              1999        1998     1997    1996    1995    1994
                          ------------   -------  ------  ------  ------  -------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $ 10.52      $ 10.27  $10.05  $10.15  $ 9.78  $ 10.29
                            -------      -------  ------  ------  ------  -------
Investment Activities
 Net investment income..       0.20         0.42    0.40    0.36    0.36     0.36
 Net realized and
 unrealized gains (loss-
 es) on investments.....      (0.14)        0.25    0.22   (0.10)   0.37    (0.50)
                            -------      -------  ------  ------  ------  -------
  Total from Investment
  Activities............       0.06         0.67    0.62    0.26    0.73    (0.14)
                            -------      -------  ------  ------  ------  -------
Distributions
 Net investment income..      (0.20)       (0.42)  (0.40)  (0.36)  (0.36)   (0.36)
 Net realized gains.....      (0.07)         --      --      --      --     (0.01)
                            -------      -------  ------  ------  ------  -------
  Total Distributions...      (0.27)       (0.42)  (0.40)  (0.36)  (0.36)   (0.37)
                            -------      -------  ------  ------  ------  -------
Net Asset Value, End of
Period..................    $ 10.31      $ 10.52  $10.27  $10.05  $10.15  $  9.78
                            =======      =======  ======  ======  ======  =======
Total Return (excludes
sales charge)...........       0.62%(b)     6.63%   6.28%   2.61%   7.61%   (1.33%)
Ratios/Supplementary Da-
ta:
Net Assets, End of Pe-
riod (000)..............    $12,670      $11,592  $9,419  $9,261  $8,717  $11,083
 Ratio of expenses to
 average net assets.....       0.97%(c)     0.96%   1.00%   1.11%   1.05%    0.75%
 Ratio of net investment
 income to average net
 assets.................       3.90%(c)     4.03%   3.94%   3.58%   3.63%    3.63%
 Ratio of expenses to
 average net assets*....       1.47%(c)     1.48%   1.50%   1.61%   1.63%    1.66%
 Ratio of net investment
 income to average net
 assets*................       3.40%(c)     3.51%   3.44%   3.08%   3.05%    2.72%
 Portfolio Turnover(a)..      13.45%       32.63%  16.98%  20.90%   9.38%    0.56%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                             For the year ended September 30,
                                          -------------------------------------------
                            For the six
                              months
                               ended
                          March 31,  1999  1998     1997     1996     1995     1994
                          --------------- -------  -------  -------  -------  -------
                            (Unaudited)
Net Asset Value, Begin-
ning of Period..........      $ 10.53     $ 10.27  $ 10.05  $ 10.15  $  9.78  $ 10.29
                              -------     -------  -------  -------  -------  -------
Investment Activities
 Net investment income..         0.21        0.43     0.41     0.38     0.37     0.38
 Net realized and
 unrealized gains (loss-
 es) on investments.....        (0.14)       0.26     0.22    (0.10)    0.37    (0.50)
                              -------     -------  -------  -------  -------  -------
  Total from Investment
  Activities............         0.07        0.69     0.63     0.28     0.74    (0.12)
                              -------     -------  -------  -------  -------  -------
Distributions
 Net investment income..        (0.21)      (0.43)   (0.41)   (0.38)   (0.37)   (0.38)
 Net realized gains.....        (0.07)         --       --       --       --    (0.01)
                              -------     -------  -------  -------  -------  -------
  Total Distributions...        (0.28)      (0.43)   (0.41)   (0.38)   (0.37)   (0.39)
                              -------     -------  -------  -------  -------  -------
Net Asset Value, End of
Period..................      $ 10.32     $ 10.53  $ 10.27  $ 10.05  $ 10.15  $  9.78
                              =======     =======  =======  =======  =======  =======
Total Return............         0.70%(b)    6.90%    6.43%    2.77%    7.77%   (1.18%)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............      $67,296     $73,454  $61,120  $28,443  $28,091  $27,770
 Ratio of expenses to
 average net assets.....         0.82%(c)    0.81%    0.85%    0.96%    0.91%    0.63%
 Ratio of net investment
 income to average net
 assets.................         4.05%(c)    4.18%    4.13%    3.72%    3.78%    3.77%
 Ratio of expenses to
 average net assets*....         0.97%(c)    0.98%    1.00%    1.11%    1.13%    1.17%
 Ratio of net investment
 income to average net
 assets*................         3.90%(c)    4.01%    3.98%    3.57%    3.55%    3.24%
 Portfolio Turnover(a)..        13.45%      32.63%   16.98%   20.90%    9.38%    0.56%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six    October 20,
                                                    months ended     1997 to
                                                     March 31,    September 30,
                                                        1999        1998 (a)
                                                    ------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............     $10.47        $10.00
                                                       ------        ------
Investment Activities
 Net investment income............................       0.19          0.31
 Net realized and unrealized gains (losses) on in-
 vestments........................................      (0.15)         0.47
                                                       ------        ------
  Total from Investment Activities................       0.04          0.78
                                                       ------        ------
Distributions
 Net investment income............................      (0.19)        (0.31)
 Net realized Gains...............................      (0.08)           --
                                                       ------        ------
  Total Distributions.............................      (0.27)        (0.31)
                                                       ------        ------
Net Asset Value, End of Period....................     $10.24        $10.47
                                                       ======        ======
Total Return (excludes sales charge)..............       0.41%(b)      7.91%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $  813        $  297
 Ratio of expenses to average net assets..........       0.96%(c)      1.04%(c)
 Ratio of net investment income to average net as-
 sets.............................................       3.72%(c)      3.71%(c)
 Ratio of expenses to average net assets*.........       1.79%(c)      1.97%(c)
 Ratio of net investment income to average net as-
 sets*............................................       2.89%(c)      2.78%(c)
 Portfolio Turnover(d)............................      22.62%        58.80%

----
 * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                       SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six     October 20,
                                                    months ended      1997 to
                                                     March 31,     September 30,
                                                        1999         1998 (a)
                                                    ------------   -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............    $ 10.41         $ 10.00
                                                      -------         -------
Investment Activities
 Net investment income............................       0.20            0.38
 Net realized and unrealized gains (losses) on in-
 vestments........................................      (0.15)           0.41
                                                      -------         -------
  Total from Investment Activities................       0.05            0.79
                                                      -------         -------
Distributions
 Net investment income............................      (0.20)          (0.38)
 Net realized gains...............................      (0.08)             --
                                                      -------         -------
  Total Distributions.............................      (0.28)          (0.38)
                                                      -------         -------
Net Asset Value, End of Period....................    $ 10.18         $ 10.41
                                                      =======         =======
Total Return......................................       0.48%(b)        8.02%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................    $18,198         $18,242
 Ratio of expenses to average net assets..........       0.82%(c)        0.88%(c)
 Ratio of net investment income to average net as-
 sets.............................................       3.86%(c)        3.88%(c)
 Ratio of expenses to average net assets*.........       1.33%(c)        1.39%(c)
 Ratio of net investment income to average net as-
 sets*............................................       3.35%(c)        3.37%(c)
 Portfolio Turnover(d)............................      22.62%          58.80%

----
 * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

GROWTH AND INCOME STOCK FUND
Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six
                          months ended      For the year ended September 30,
                           March 31,     ------------------------------------------
                              1999        1998     1997     1996     1995     1994
                          ------------   -------  -------  -------  -------  ------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $ 18.48      $ 19.98  $ 15.31  $ 12.97  $ 11.26  $11.26
                            -------      -------  -------  -------  -------  ------
Investment Activities
 Net investment income..       0.11         0.23     0.26     0.26     0.25    0.25
 Net realized and
 unrealized gains (loss-
 es) on investments.....       1.93        (0.17)    5.30     2.43     1.98    0.12
                            -------      -------  -------  -------  -------  ------
  Total from Investment
  Activities............       2.04         0.06     5.56     2.69     2.23    0.37
                            -------      -------  -------  -------  -------  ------
Distributions
 Net investment income..      (0.11)       (0.23)   (0.26)   (0.26)   (0.25)  (0.26)
 Net realized gains.....      (0.81)       (1.33)   (0.63)   (0.09)   (0.12)  (0.11)
 In excess of net real-
 ized gains.............         --           --       --       --    (0.15)     --
                            -------      -------  -------  -------  -------  ------
  Total Distributions...      (0.92)       (1.56)   (0.89)   (0.35)   (0.52)  (0.37)
                            -------      -------  -------  -------  -------  ------
Net Asset Value, End of
Period..................    $ 19.60      $ 18.48  $ 19.98  $ 15.31  $ 12.97  $11.26
                            =======      =======  =======  =======  =======  ======
Total Return (excludes
sales charge)...........      10.89%(b)     0.10%   37.80%   20.97%   20.62%   3.33%
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............    $40,005      $39,817  $34,679  $18,949  $10,842  $7,973
 Ratio of expenses to
 average net assets.....       1.10%(c)     1.10%    1.09%    1.11%    1.07%   0.92%
 Ratio of net investment
 income to average net
 assets.................       1.10%(c)     1.18%    1.52%    1.82%    2.15%   2.26%
 Ratio of expenses to
 average net assets*....       1.59%(c)     1.59%    1.58%    1.60%    1.60%   1.65%
 Ratio of net investment
 income to average net
 assets*................       0.61%(c)     0.69%    1.03%    1.33%    1.62%   1.52%
 Portfolio Turnover(a)..       7.48%       13.17%   22.66%   19.82%    8.73%  21.30%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(b) Not annualized.

(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                    GROWTH AND INCOME STOCK FUND
                                                                  Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six       For the       For the     January 1,
                          months ended    year ended    year ended      1996 to
                           March 31,     September 30, September 30, September 30,
                              1999           1998          1997        1996 (a)
                          ------------   ------------- ------------- -------------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $ 18.42         $ 19.93       $ 15.29       $13.78
                            -------         -------       -------       ------
Investment Activities
 Net investment income..       0.03            0.09          0.13         0.13
 Net realized and
 unrealized gains (loss-
 es) on investments.....       1.92           (0.18)         5.28         1.52
                            -------         -------       -------       ------
  Total from Investment
  Activities............       1.95           (0.09)         5.41         1.65
                            -------         -------       -------       ------
Distributions
 Net investment income..      (0.04)          (0.09)        (0.14)       (0.14)
 Net realized gains.....      (0.81)          (1.33)        (0.63)          --
                            -------         -------       -------       ------
  Total Distributions...      (0.85)          (1.42)        (0.77)       (0.14)
                            -------         -------       -------       ------
Net Asset Value, End of
Period..................    $ 19.52         $ 18.42       $ 19.93       $15.29
                            =======         =======       =======       ======
Total Return (excludes
redemption charge)......      10.44%(b)        (.67%)       36.70%       12.01%(b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............    $37,335         $32,455       $16,690       $3,880
 Ratio of expenses to
 average net assets.....       1.85%(c)        1.85%         1.84%        1.85%(c)
 Ratio of net investment
 income to average net
 assets.................       0.36%(c)        0.43%         0.77%        1.13%(c)
 Ratio of expenses to
 average net assets*....       2.09%(c)        2.09%         2.08%        2.09%(c)
 Ratio of net investment
 income to average net
 assets*................       0.12%(c)        0.19%         0.53%        0.89%(c)
 Portfolio Turnover(d)..       7.48%          13.17%        22.66%       19.82%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

GROWTH AND INCOME STOCK FUND
Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                               For the year ended September 30,
                                          -----------------------------------------------
                           For the six
                              months
                              ended
                          March 31, 1999    1998      1997      1996      1995     1994
                          --------------  --------  --------  --------  --------  -------
                           (Unaudited)
Net Asset Value, Begin-
ning of Period..........     $  18.52     $  20.02  $  15.34  $  12.99  $  11.28  $ 11.28
                             --------     --------  --------  --------  --------  -------
Investment Activities
 Net investment income..         0.14         0.28      0.30      0.29      0.28     0.28
 Net realized and
 unrealized gains (loss-
 es) on investments.....         1.93        (0.17)     5.31      2.44      1.98     0.11
                             --------     --------  --------  --------  --------  -------
  Total from Investment
  Activities............         2.07         0.11      5.61      2.73      2.26     0.39
                             --------     --------  --------  --------  --------  -------
Distributions
 Net investment income..        (0.14)       (0.28)    (0.30)    (0.29)    (0.28)   (0.28)
 Net realized gains.....        (0.81)       (1.33)    (0.63)    (0.09)    (0.12)   (0.11)
 In excess of net real-
 ized gains.............           --           --        --        --     (0.15)      --
                             --------     --------  --------  --------  --------  -------
  Total Distributions...        (0.95)       (1.61)    (0.93)    (0.38)    (0.55)   (0.39)
                             --------     --------  --------  --------  --------  -------
Net Asset Value, End of
Period..................     $  19.64     $  18.52  $  20.02  $  15.34  $  12.99  $ 11.28
                             ========     ========  ========  ========  ========  =======
Total Return............        11.00%(b)     0.35%    38.13%    21.31%    20.88%    3.58%
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $368,130     $348,613  $308,984  $206,659  $145,603  $89,355
 Ratio of expenses to
 average net assets.....         0.85%(c)     0.85%     0.84%     0.86%     0.82%    0.66%
 Ratio of net investment
 income to average net
 assets.................         1.35%(c)     1.43%     1.77%     2.07%     2.40%    2.51%
 Ratio of expenses to
 average net assets*....         1.09%(c)     1.09%     1.08%     1.10%     1.10%    1.15%
 Ratio of net investment
 income to average net
 assets*................         1.11%(c)     1.19%     1.53%     1.83%     2.11%    2.02%
 Portfolio Turnover(a)..         7.48%       13.17%    22.66%    19.82%     8.73%   21.30%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                                   BALANCED FUND
                                                                  Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                            For the year ended September 30,
                                          -----------------------------------------
                           For the six
                              months
                              ended
                          March 31, 1999   1998     1997     1996     1995    1994
                          --------------  -------  -------  -------  ------  ------
                           (Unaudited)
Net Asset Value, Begin-
ning of Period..........     $ 13.82      $ 13.63  $ 11.96  $ 11.04  $ 9.76  $10.20
                             -------      -------  -------  -------  ------  ------
Investment Activities
 Net investment income..        0.17         0.39     0.45     0.43    0.44    0.38
 Net realized and
 unrealized gains (loss-
 es) on investments.....        0.79         0.54     2.04     0.92    1.27   (0.44)
                             -------      -------  -------  -------  ------  ------
  Total from Investment
  Activities............        0.96         0.93     2.49     1.35    1.71   (0.06)
                             -------      -------  -------  -------  ------  ------
Distributions
 Net investment income..       (0.17)       (0.39)   (0.45)   (0.43)  (0.43)  (0.38)
 Net realized gains.....       (0.73)       (0.35)   (0.37)      --      --      --
                             -------      -------  -------  -------  ------  ------
  Total Distributions...       (0.90)       (0.74)   (0.82)   (0.43)  (0.43)  (0.38)
                             -------      -------  -------  -------  ------  ------
Net Asset Value, End of
Period..................     $ 13.88      $ 13.82  $ 13.63  $ 11.96  $11.04  $ 9.76
                             =======      =======  =======  =======  ======  ======
Total Return (excludes
sales charge)...........        6.74%(b)     6.89%   21.76%   12.43%  18.00%  (0.64%)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $20,957      $21,948  $17,234  $12,456  $9,257  $8,560
 Ratio of expenses to
 average net assets.....        1.16%(c)     1.17%    1.18%    1.20%   1.17%   0.98%
 Ratio of net investment
 income to average net
 assets.................        2.32%(c)     2.75%    3.63%    3.78%   4.27%   4.02%
 Ratio of expenses to
 average net assets*....        1.65%(c)     1.66%    1.67%    1.69%   1.71%   1.75%
 Ratio of net investment
 income to average net
 assets*................        1.83%(c)     2.26%    3.14%    3.29%   3.73%   3.25%
 Portfolio Turnover(a)..       15.43%       31.85%   27.07%   19.87%  23.68%  12.91%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.

                          [LOGO OF BB&T APPEARS HEE]

--------------------------------------------------------------------------------

BALANCED FUND
Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six       For the       For the     January 1,
                          months ended    year ended    year ended      1996 to
                           March 31,     September 30, September 30, September 30,
                              1999           1998          1997        1996 (a)
                          ------------   ------------- ------------- -------------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $ 13.76         $ 13.57       $11.91        $11.54
                            -------         -------       ------        ------
Investment Activities
 Net investment income..       0.11            0.28         0.36          0.27
 Net realized and
 unrealized gains (loss-
 es) on investments.....       0.77            0.55         2.04          0.37
                            -------         -------       ------        ------
  Total from Investment
  Activities............       0.88            0.83         2.40          0.64
                            -------         -------       ------        ------
Distributions
 Net investment income..      (0.11)          (0.29)       (0.37)        (0.27)
 Net realized gains.....      (0.73)          (0.35)       (0.37)           --
                            -------         -------       ------        ------
  Total Distributions...      (0.84)          (0.64)       (0.74)        (0.27)
                            -------         -------       ------        ------
Net Asset Value, End of
Period..................    $ 13.80         $ 13.76       $13.57        $11.91
                            =======         =======       ======        ======
Total Return (excludes
redemption charge)......       6.23%(b)        6.16%       20.90%         5.67%(b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............    $19,338         $15,183       $6,360        $2,339
 Ratio of expenses to
 average net assets.....       1.91%(c)        1.92%        1.93%         1.95%(c)
 Ratio of net investment
 income to average net
 assets.................       1.58%(c)        1.98%        2.88%         3.13%(c)
 Ratio of expenses to
 average net assets*....       2.15%(c)        2.16%        2.17%         2.18%(c)
 Ratio of net investment
 income to average net
 assets*................       1.34%(c)        1.74%        2.64%         2.90%(c)
 Portfolio Turnover(d)..      15.43%          31.85%       27.07%        19.87%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                                   BALANCED FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------
                              Financial Highlights

                          For the six
                          months ended       For the year ended September 30,
                           March 31,     --------------------------------------------
                              1999         1998     1997     1996     1995     1994
                          ------------   --------  -------  -------  -------  -------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $  13.79     $  13.60  $ 11.93  $ 11.01  $  9.74  $ 10.18
                            --------     --------  -------  -------  -------  -------
Investment Activities
 Net investment income..        0.18         0.42     0.49     0.46     0.46     0.40
 Net realized and
 unrealized gains (loss-
 es) on investments.....        0.78         0.54     2.04     0.92     1.27    (0.44)
                            --------     --------  -------  -------  -------  -------
  Total from Investment
  Activities............        0.96         0.96     2.53     1.38     1.73    (0.04)
                            --------     --------  -------  -------  -------  -------
Distributions
 Net investment income..       (0.18)       (0.42)   (0.49)   (0.46)   (0.46)   (0.40)
 Net realized gains.....       (0.73)       (0.35)   (0.37)      --       --       --
                            --------     --------  -------  -------  -------  -------
  Total Distributions...       (0.91)       (0.77)   (0.86)   (0.46)   (0.46)   (0.40)
                            --------     --------  -------  -------  -------  -------
Net Asset Value, End of
Period..................    $  13.84     $  13.79  $ 13.60  $ 11.93  $ 11.01  $  9.74
                            ========     ========  =======  =======  =======  =======
Total Return............        6.81%(b)     7.18%   22.11%   12.74%   18.23%   (0.42%)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............    $119,745     $108,943  $88,524  $69,374  $49,794  $39,715
 Ratio of expenses to
 average net assets.....        0.91%(c)     0.92%    0.93%    0.95%    0.92%    0.73%
 Ratio of net investment
 income to average net
 assets.................        2.57%(c)     3.00%    3.88%    4.03%    4.51%    4.22%
 Ratio of expenses to
 average net assets*....        1.15%(c)     1.16%    1.17%    1.19%    1.21%    1.25%
 Ratio of net investment
 income to average net
 assets*................        2.33%(c)     2.76%    3.64%    3.79%    4.22%    3.70%
 Portfolio Turnover(a)..       15.43%       31.85%   27.07%   19.87%   23.68%   12.91%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(b) Not annualized.

(c) Annualized.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

LARGE COMPANY GROWTH FUND
Class A Shares

--------------------------------------------------------------------------------
                              Financial Highlights

                                                  For the six     October 3,
                                                  months ended      1997 to
                                                   March 31,     September 30,
                                                      1999         1998 (a)
                                                  ------------   -------------
                                                  (Unaudited)
Net Asset Value, Beginning of Period............     $ 9.62         $10.00
                                                     ------         ------
Investment Activities
 Net investment income (loss)...................      (0.01)            --
 Net realized and unrealized gains (losses) on
 investments....................................       2.78          (0.25)
                                                     ------         ------
  Total from Investment Activities..............       2.77          (0.25)
                                                     ------         ------
Distributions
 Net investment income..........................         --          (0.03)
 Net realized gains.............................      (0.56)         (0.10)
                                                     ------         ------
  Total Distributions...........................      (0.56)         (0.13)
                                                     ------         ------
Net Asset Value, End of Period..................     $11.83         $ 9.62
                                                     ======         ======
Total Return (excludes sales charge)............      29.51% (b)     (2.54%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)................     $4,005         $1,938
 Ratio of expenses to average net assets........       1.25% (c)      1.39% (c)
 Ratio of net investment income (loss) to aver-
 age net assets.................................      (0.23%)(c)     (0.04%)(c)
 Ratio of expenses to average net assets*.......       1.74% (c)      1.87% (c)
 Ratio of net investment income (loss) to aver-
 age net assets*................................      (0.72%)(c)     (0.52%)(c)
 Portfolio Turnover(d)..........................      40.99%        108.36%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       LARGE COMPANY GROWTH FUND
                                                                  Class B Shares

--------------------------------------------------------------------------------
                              Financial Highlights

                                                  For the six     October 3,
                                                     months         1997 to
                                                     ended       September 30,
                                                 March 31, 1999    1998 (a)
                                                 --------------  -------------
                                                  (Unaudited)
Net Asset Value, Beginning of Period...........      $ 9.58         $10.00
                                                     ------         ------
Investment Activities
 Net investment income (loss)..................       (0.03)         (0.02)
 Net realized and unrealized gains (losses) on
 investments...................................        2.75          (0.29)
                                                     ------         ------
  Total from Investment Activities.............        2.72          (0.31)
                                                     ------         ------
Distributions
 Net investment income.........................          --          (0.01)
 Net realized gains............................       (0.56)         (0.10)
                                                     ------         ------
  Total Distributions..........................       (0.56)         (0.11)
                                                     ------         ------
Net Asset Value, End of Period.................      $11.74         $ 9.58
                                                     ======         ======
Total Return (excludes redemption charge)......       29.09% (b)     (3.13%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...............      $8,180         $3,985
 Ratio of expenses to average net assets.......        1.99% (c)      2.14% (c)
 Ratio of net investment income (loss) to aver-
 age net assets................................       (0.98%)(c)     (0.78%)(c)
 Ratio of expenses to average net assets*......        2.23% (c)      2.37% (c)
 Ratio of net investment income (loss) to aver-
 age net assets*...............................       (1.21%)(c)     (1.01%)(c)
 Portfolio Turnover(d).........................       40.99%        108.36%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

LARGE COMPANY GROWTH FUND
Trust Shares

--------------------------------------------------------------------------------
                              Financial Highlights

                                                  For the six      October 3,
                                                  months ended       1997 to
                                                   March 31,      September 30,
                                                      1999           1998(a)
                                                  ------------    -------------
                                                  (Unaudited)
Net Asset Value, Beginning of Period............    $  9.63          $ 10.00
                                                    -------          -------
Investment Activities
 Net investment income..........................         --             0.04
 Net realized and unrealized gains (losses) on
 investments....................................       2.80            (0.27)
                                                    -------          -------
  Total from Investment Activities..............       2.80            (0.23)
                                                    -------          -------
Distributions
 Net investment income..........................         --            (0.04)
 Net realized gains.............................      (0.56)           (0.10)
                                                    -------          -------
  Total Distributions...........................      (0.56)           (0.14)
                                                    -------          -------
Net Asset Value, End of Period..................    $ 11.87          $  9.63
                                                    =======          =======
Total Return....................................      29.84% (b)       (2.33%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)................    $67,195          $50,975
 Ratio of expenses to average net assets........       1.01% (c)        1.06% (c)
 Ratio of net investment income to average net
 assets.........................................       0.03% (c)        0.41% (c)
 Ratio of expenses to average net assets*.......       1.25% (c)        1.30% (c)
 Ratio of net investment income to average net
 assets*........................................       (.21%)(c)        0.17% (c)
 Portfolio Turnover(d)..........................      40.99%          108.36%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       SMALL COMPANY GROWTH FUND
                                                                  Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                            For the year ended
                                               September 30,
                                           -------------------------
                           For the six                                 December 7, 1994
                           months ended                                to September 30,
                          March 31, 1999    1998     1997      1996        1995(a)
                          --------------   ------   -------   ------   ----------------
                           (Unaudited)
Net Asset Value, Begin-
ning of Period..........     $ 17.50       $23.33   $ 21.06   $14.53        $10.00
                             -------       ------   -------   ------        ------
Investment Activities
 Net investment income
 (loss).................       (0.14)       (0.29)    (0.15)   (0.20)        (0.08)
 Net realized and
 unrealized gains (loss-
 es) on investments.....        4.81        (5.23)     2.44     6.73          4.61
                             -------       ------   -------   ------        ------
  Total from Investment
  Activities............        4.67        (5.52)     2.29     6.53          4.53
                             -------       ------   -------   ------        ------
Distributions
 In excess of net real-
 ized gains.............          --        (0.31)    (0.02)      --            --
                             -------       ------   -------   ------        ------
  Total Distributions...          --        (0.31)    (0.02)      --            --
                             -------       ------   -------   ------        ------
Net Asset Value, End of
Period..................     $ 22.17       $17.50   $ 23.33   $21.06        $14.53
                             =======       ======   =======   ======        ======
Total Return (excludes
sales charge)...........       26.61% (b)  (23.81%)   10.90%   44.94%        45.30% (b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $10,709       $9,456   $12,676   $7,413        $1,096
 Ratio of expenses to
 average net assets.....        1.82% (c)    1.86%     1.89%    2.01%         2.50% (c)
 Ratio of net investment
 income (loss) to aver-
 age net assets.........       (1.18%)(c)   (1.36%)   (1.29%)  (1.26%)       (1.56%)(c)
 Ratio of expenses to
 average net assets*....        2.07% (c)    2.11%     2.14%    2.26%         2.84% (c)
 Ratio of net investment
 income (loss) to aver-
 age net assets*........       (1.43%)(c)   (1.61%)   (1.54%)  (1.51%)       (1.90%)(c)
 Portfolio Turnover(d)..       89.37%      157.44%    80.66%   71.62%        46.97%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six        For the       For the     January 1,
                          months ended     year ended    year ended      1996 to
                           March 31,      September 30, September 30, September 30,
                              1999            1998          1997         1996(a)
                          ------------    ------------- ------------- -------------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $ 17.13          $ 23.02       $ 20.92       $ 15.24
                            -------          -------       -------       -------
Investment Activities
 Net investment income
 (loss).................      (0.20)           (0.39)        (0.20)        (0.21)
 Net realized and
 unrealized gains (loss-
 es) on investments.....       4.69            (5.19)         2.32          5.89
                            -------          -------       -------       -------
  Total from Investment
  Activities............       4.49            (5.58)         2.12          5.68
                            -------          -------       -------       -------
Distributions
 In excess of net real-
 ized gains.............         --            (0.31)        (0.02)           --
                            -------          -------       -------       -------
  Total Distributions...         --            (0.31)        (0.02)           --
                            -------          -------       -------       -------
Net Asset Value, End of
Period..................    $ 21.62          $ 17.13       $ 23.02       $ 20.92
                            =======          =======       =======       =======
Total Return (excludes
redemption charge)......      26.14%(b)       (24.40%)       10.16%        37.27% (b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............    $10,509          $ 8,609       $ 8,869       $ 3,200
 Ratio of expenses to
 average net assets.....       2.57% (c)        2.61%         2.64%         2.72% (c)
 Ratio of net investment
 income to average net
 assets.................      (1.94)%(c)       (2.11%)       (2.04%)       (2.01%)(c)
 Portfolio Turnover(d)..      89.37%          157.44%        80.66%        71.62%

----
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       SMALL COMPANY GROWTH FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                          For the six       For the year ended           December 7,
                          months ended         September 30,               1994 to
                           March 31,      ---------------------------   September 30,
                              1999         1998      1997      1996        1995(a)
                          ------------    -------   -------   -------   -------------
                          (Unaudited)
Net Asset Value, Begin-
ning of Period..........    $ 17.69       $ 23.52   $ 21.18   $ 14.57      $ 10.00
                            -------       -------   -------   -------      -------
Investment Activities
 Net investment income
 (loss).................      (0.09)        (0.20)    (0.11)    (0.17)       (0.07)
 Net realized and
 unrealized gains (loss-
 es) on investments.....       4.84         (5.32)     2.47      6.78         4.64
                            -------       -------   -------   -------      -------
  Total from Investment
  Activities............       4.75         (5.52)     2.36      6.61         4.57
                            -------       -------   -------   -------      -------
Distributions
 In excess of net real-
 ized gains.............         --         (0.31)    (0.02)       --           --
                            -------       -------   -------   -------      -------
  Total Distributions...         --         (0.31)    (0.02)       --           --
                            -------       -------   -------   -------      -------
Net Asset Value, End of
Period..................    $ 22.44       $ 17.69   $ 23.52   $ 21.18      $ 14.57
                            =======       =======   =======   =======      =======
Total Return............      26.78% (b)   (23.62%)   11.17%    45.37%       45.70% (b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............    $90,079       $65,180   $58,660   $36,373      $16,962
 Ratio of expenses to
 average net assets.....       1.57% (c)     1.61%     1.64%     1.79%        2.33% (c)
 Ratio of net investment
 income (loss) to aver-
 age net assets.........      (0.94%)(c)    (1.11%)   (1.04%)   (1.00%)      (1.34%)(c)
 Ratio of expenses to
 average net assets*....       1.57% (c)     1.61%     1.64%     1.79%        2.24% (c)
 Ratio of net investment
 income (loss) to aver-
 age net assets*........       (.94%)(c)    (1.11%)   (1.04%)   (1.00%)      (1.43%)(c)
 Portfolio Turnover(d)..      89.37%       157.44%    80.66%    71.62%       46.97%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                    For the six       For the     January 2,
                                    months ended    year ended      1997 to
                                     March 31,     September 30, September 30,
                                        1999           1998        1997 (a)
                                    ------------   ------------- -------------
                                    (Unaudited)
Net Asset Value, Beginning of Pe-
riod..............................     $ 9.91         $11.24        $10.00
                                       ------         ------        ------
Investment Activities
 Net investment income............      (0.04)          0.03          0.03
 Net realized and unrealized gains
 (losses) on investments and for-
 eign currency transactions.......       1.74          (1.09)         1.25
                                       ------         ------        ------
  Total from Investment Activi-
  ties............................       1.70          (1.06)         1.28
                                       ------         ------        ------
Distributions
 Net investment income............      (0.03)         (0.03)        (0.02)
 Net realized gains...............      (0.18)         (0.23)           --
 In excess of net investment in-
 come.............................         --          (0.01)        (0.02)
                                       ------         ------        ------
  Total Distributions.............      (0.21)         (0.27)        (0.04)
                                       ------         ------        ------
Net Asset Value, End of Period....     $11.40         $ 9.91        $11.24
                                       ======         ======        ======
Total Return (excludes sales
charge)...........................      17.23% (b)     (9.60%)       12.84% (b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..     $1,619         $1,314        $  833
 Ratio of expenses to average net
 assets...........................       1.80% (c)      1.75%         1.97% (c)
 Ratio of net investment income
 (loss) to average net assets.....      (0.53%)(c)      0.26%         0.14% (c)
 Ratio of expenses to average net
 assets*..........................       2.05% (c)      2.01%         2.24% (c)
 Ratio of net investment income
 (loss) to average net assets*....       (.78%)(c)      0.00%        (0.13%)(c)
 Portfolio Turnover(d)............      34.88%         53.27%        41.45%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND
                                                                  Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                    For the six       For the     January 2,
                                       months       year ended      1997 to
                                        ended      September 30, September 30,
                                   March 31, 1999      1998        1997 (a)
                                   --------------  ------------- -------------
                                    (Unaudited)
Net Asset Value, Beginning of
Period...........................      $ 9.85         $ 11.23       $10.00
                                       ------         -------       ------
Investment Activities
 Net investment income (loss)....       (0.08)          (0.04)       (0.01)
 Net realized and unrealized
 gains (losses) on investments
 and foreign currency
 transactions....................        1.74           (1.10)        1.26
                                       ------         -------       ------
  Total from Investment
  Activities.....................        1.66           (1.14)        1.25
                                       ------         -------       ------
Distributions
 Net investment income...........       (0.01)             --           --
 Net realized gains..............       (0.18)          (0.23)          --
 In excess of net investment
 income..........................          --           (0.01)       (0.02)
                                       ------         -------       ------
  Total Distributions............       (0.19)          (0.24)       (0.02)
                                       ------         -------       ------
Net Asset Value, End of Period...      $11.32         $  9.85       $11.23
                                       ======         =======       ======
Total Return (excludes redemption
charge)..........................       16.92% (b)     (10.29%)      12.51% (b)
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000)...........................      $2,198         $ 1,923       $1,179
 Ratio of expenses to average net
 assets..........................        2.55% (c)       2.50%        2.69% (c)
 Ratio of net investment income
 (loss) to average net assets....       (1.29%)(c)      (0.50%)      (0.62%)(c)
 Ratio of expenses to average net
 assets*.........................        2.55% (c)       2.51%        2.74% (c)
 Ratio of net investment income
 (loss) to average net assets*...       (1.29%)(c)      (0.51%)      (0.66%)(c)
 Portfolio Turnover(d)...........       34.88%          53.27%       41.45%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       [LOGO OF BB&T FUNDS APPEARS HERE]

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
Trust Shares

--------------------------------------------------------------------------------
                              Financial Highlights

                                                        For the
                                     For the six         year       January 2,
                                        months           ended        1997 to
                                        ended        September 30, September 30,
                                    March 31, 1999        1998       1997 (a)
                                    --------------   ------------- -------------
                                     (Unaudited)
Net Asset Value, Beginning of
Period............................     $  9.95          $ 11.28       $ 10.00
                                       -------          -------       -------
Investment Activities
 Net investment income............       (0.02)            0.06          0.03
 Net realized and unrealized gains
 (losses) on investments and
 foreign currency transactions....        1.75            (1.10)         1.30
                                       -------          -------       -------
  Total from Investment
  Activities......................        1.73            (1.04)         1.33
                                       -------          -------       -------
Distributions
 Net investment income............       (0.04)           (0.06)        (0.02)
 Net realized gains...............       (0.18)           (0.23)           --
 In excess of net investment
 income...........................          --               --         (0.03)
                                       -------          -------       -------
  Total Distributions.............       (0.22)           (0.29)        (0.05)
                                       -------          -------       -------
Net Asset Value, End of Period....     $ 11.46          $  9.95       $ 11.28
                                       =======          =======       =======
Total Return......................       17.43% (b)       (9.45%)       13.34%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..     $85,719          $70,356       $52,373
 Ratio of expenses to average net
 assets...........................        1.55% (c)        1.50%         1.79%(c)
 Ratio of net investment income to
 average net assets...............       (0.28%)(c)        0.50%         0.32%(c)
 Ratio of expenses to average net
 assets*..........................        1.55% (c)        1.51%         1.81%(c)
 Ratio of net investment income to
 average net assets*..............       (0.28%)(c)        0.49%         0.30%(c)
 Portfolio Turnover(d)............       34.88%           53.27%        41.45%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                        CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                                                                  Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six    January 29,
                                                       months        1998 to
                                                       ended      September 30,
                                                   March 31, 1999   1998 (a)
                                                   -------------- -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period.............      $10.05        $10.09
                                                       ------        ------
Investment Activities
 Net investment income...........................       (2.30)         0.19
 Net realized and unrealized gains (losses) on
 investments with affiliates.....................        2.95         (0.01)
                                                       ------        ------
  Total from Investment Activities...............        0.65          0.18
                                                       ------        ------
Distributions
 Net investment income...........................       (0.16)        (0.22)
 Net realized gains..............................       (0.17)           --
                                                       ------        ------
  Total Distributions............................       (0.33)        (0.22)
                                                       ------        ------
Net Asset Value, End of Period...................      $10.37        $10.05
                                                       ======        ======
Total Return (excludes sales charge).............        6.43%(b)      1.89%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................      $  473        $  119
 Ratio of expenses to average net assets.........        0.65%(c)      0.83%(c)
 Ratio of net investment income to average net
 assets..........................................        3.19%(c)      2.91%(c)
 Ratio of expenses to average net assets*........        1.10%(c)      1.33%(c)
 Ratio of net investment income to average net
 assets*.........................................        2.75%(c)      2.41%(c)
 Portfolio Turnover(d)...........................       11.71%         4.28%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                                  January 29,
                                                                    1999 to
                                                                   March 31,
                                                                   1999 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period............................    $10.54
                                                                    ------
Investment Activities
 Net investment income..........................................      0.01
 Net realized and unrealized gains (losses) on investments with
 affiliates.....................................................     (0.10)
                                                                    ------
  Total from Investment Activities..............................     (0.09)
                                                                    ------
Distributions
 Net investment income..........................................     (0.07)
                                                                    ------
  Total Distributions...........................................     (0.07)
                                                                    ------
Net Asset Value, End of Period..................................    $10.38
                                                                    ======
Total Return (excludes redemption charge).......................     (0.82)%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)................................    $    5
 Ratio of expenses to average net assets........................      0.13%(c)
 Ratio of net investment income to average net assets...........      1.67%(c)
 Ratio of expenses to average net assets*.......................      0.42%(c)
 Ratio of net investment income to average net assets*..........      1.38%(c)
 Portfolio Turnover(d)..........................................     11.71%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                        CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                                    October 2,
                                                    For the six       1997 to
                                                    months ended   September 30,
                                                   March 31, 1999    1998 (a)
                                                   --------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period.............     $ 10.08         $ 10.00
                                                      -------         -------
Investment Activities
 Net investment income...........................        0.15            0.32
 Net realized and unrealized gains (losses) on
 investments with affiliates.....................        0.52            0.08
                                                      -------         -------
  Total from Investment Activities...............        0.67            0.40
                                                      -------         -------
Distributions
 Net investment income...........................       (0.16)          (0.32)
 Net realized gains..............................       (0.17)             --
                                                      -------         -------
  Total Distributions............................       (0.33)          (0.32)
                                                      -------         -------
Net Asset Value, End of Period...................     $ 10.42         $ 10.08
                                                      =======         =======
Total Return.....................................        6.68%(b)        3.95%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $32,017         $23,773
 Ratio of expenses to average net assets.........        0.42%(c)        0.47%(c)
 Ratio of net investment income to average net
 assets..........................................        3.22%(c)        3.12%(c)
 Ratio of expenses to average net assets*........        0.62%(c)        0.67%(c)
 Ratio of net investment income to average net
 assets*.........................................        3.02%(c)        2.92%(c)
 Portfolio Turnover(d)...........................       11.71%           4.28%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

CAPITAL MANAGER MODERATE GROWTH FUND
Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six    January 29,
                                                       months        1998 to
                                                       ended      September 30,
                                                   March 31, 1999   1998 (a)
                                                   -------------- -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period.............      $ 9.85        $10.01
                                                       ------        ------
Investment Activities
 Net investment income...........................       (0.04)         0.15
 Net realized and unrealized gains (losses) on
 investments with affiliates.....................        1.07         (0.15)
                                                       ------        ------
  Total from Investment Activities...............        1.03            --
                                                       ------        ------
Distributions
 Net investment income...........................       (0.13)        (0.16)
 Net realized gains..............................       (0.25)
                                                       ------        ------
  Total Distributions............................       (0.38)        (0.16)
                                                       ------        ------
Net Asset Value, End of Period...................      $10.50        $ 9.85
                                                       ======        ======
Total Return (excludes sales charge).............       10.44%(b)      0.10%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................      $1,647        $1,146
 Ratio of expenses to average net assets.........        0.72%(c)      0.93%(c)
 Ratio of net investment income to average net
 assets..........................................        1.96%(c)      1.93%(c)
 Ratio of expenses to average net assets*........        1.16%(c)      1.39%(c)
 Ratio of net investment income to average net
 assets*.........................................        1.51%(c)      1.47%(c)
 Portfolio Turnover(d)...........................       13.09%         4.85%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                            CAPITAL MANAGER MODERATE GROWTH FUND
                                                                  Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                                  January 29,
                                                                    1999 to
                                                                   March 31,
                                                                   1999 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period............................    $10.64
                                                                    ------
Investment Activities
 Net investment income..........................................      0.02
 Net realized and unrealized gains (losses) on investments with
 affiliates.....................................................     (0.11)
                                                                    ------
  Total from Investment Activities..............................     (0.09)
                                                                    ------
Distributions
 Net investment income..........................................     (0.05)
                                                                    ------
  Total Distributions...........................................     (0.05)
                                                                    ------
Net Asset Value, End of Period..................................    $10.50
                                                                    ======
Total Return (excludes redemption charge).......................     (0.86%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)................................    $   85
 Ratio of expenses to average net assets........................      0.14%(c)
 Ratio of net investment income to average net assets...........      1.13%(c)
 Ratio of expenses to average net assets*.......................      0.53%(c)
 Ratio of net investment income to average net assets*..........      0.74%(c)
 Portfolio Turnover(d)..........................................     13.09%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

CAPITAL MANAGER MODERATE GROWTH FUND
Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six     October 2,
                                                    months ended      1997 to
                                                     March 31,     September 30,
                                                        1999         1998 (a)
                                                    ------------   -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............    $  9.85         $ 10.00
                                                      -------         -------
Investment Activities
 Net investment income............................       0.11            0.23
 Net realized and unrealized gains (losses) on
 investments with affiliates......................       0.94           (0.16)
                                                      -------         -------
  Total from Investment Activities................       1.05            0.07
                                                      -------         -------
Distributions
 Net investment income............................      (0.14)          (0.22)
 Net realized gains...............................      (0.25)
                                                      -------         -------
  Total Distributions.............................      (0.39)          (0.22)
                                                      -------         -------
Net Asset Value, End of Period....................    $ 10.51         $  9.85
                                                      =======         =======
Total Return......................................      10.67%(b)        0.68%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................    $24,497         $21,682
 Ratio of expenses to average net assets..........       0.47%(c)        0.46%(c)
 Ratio of net investment income to average net
 assets...........................................       2.18%(c)        2.21%(c)
 Ratio of expenses to average net assets*.........       0.67%(c)        0.66%(c)
 Ratio of net investment income to average net
 assets*..........................................       1.98%(c)        2.01%(c)
 Portfolio Turnover(d)............................      13.09%           4.85%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                     CAPITAL MANAGER GROWTH FUND
                                                                  Class A Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                   For the six    January 29,
                                                   months ended     1998 to
                                                    March 31,    September 30,
                                                       1999        1998 (a)
                                                   ------------  -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period.............     $ 9.67        $ 9.93
                                                      ------        ------
Investment Activities
 Net investment income...........................      (1.91)         0.10
 Net realized and unrealized gains (losses) on
 investments with affiliates.....................       3.22         (0.26)
                                                      ------        ------
  Total from Investment Activities...............       1.31         (0.16)
                                                      ------        ------
Distributions
 Net investment income...........................      (0.10)        (0.10)
 Net realized gains..............................      (0.32)
                                                      ------        ------
  Total Distributions............................      (0.42)        (0.10)
                                                      ------        ------
Net Asset Value, End of Period...................     $10.56        $ 9.67
                                                      ======        ======
Total Return (excludes sales charge).............      13.62%(b)     (1.45%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $  864        $  276
 Ratio of expenses to average net assets.........       0.71%(c)      0.90% (c)
 Ratio of net investment income to average net
 assets..........................................       1.26%(c)      1.16% (c)
 Ratio of expenses to average net assets*........       1.15%(c)      1.38% (c)
 Ratio of net investment income to average net
 assets*.........................................       0.81%(c)      0.68% (c)
 Portfolio Turnover(d)...........................      12.61%         7.69%

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

CAPITAL MANAGER GROWTH FUND
Class B Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                                 January 29,
                                                                   1999 to
                                                              March 31, 1999 (a)
                                                              ------------------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period........................        $10.69
                                                                    ------
Investment Activities
 Net investment income......................................          0.01
 Net realized and unrealized gains (losses) on investments
 with affiliates............................................         (0.11)
                                                                    ------
  Total from Investment Activities..........................         (0.10)
                                                                    ------
Distributions
 Net investment income......................................         (0.03)
                                                                    ------
  Total Distributions.......................................         (0.03)
                                                                    ------
Net Asset Value, End of Period..............................        $10.56
                                                                    ======
Total Return (excludes redemption charge)...................         (0.90%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)............................        $    5
 Ratio of expenses to average net assets....................          0.13% (c)
 Ratio of net investment income to average net assets.......          0.70% (c)
 Ratio of expenses to average net assets*...................          0.53% (c)
 Ratio of net investment income to average net assets*......          0.29% (c)
 Portfolio Turnover(d)......................................         12.61%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

--------------------------------------------------------------------------------

                                                     CAPITAL MANAGER GROWTH FUND
                                                                    Trust Shares

--------------------------------------------------------------------------------

                              Financial Highlights

                                                    For the six     October 2,
                                                       months         1997 to
                                                       ended       September 30,
                                                   March 31, 1999    1998 (a)
                                                   --------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period.............     $  9.68         $ 10.00
                                                      -------         -------
Investment Activities
 Net investment income...........................        0.07            0.16
 Net realized and unrealized gains (losses) on
 investments with affiliates.....................        1.23           (0.32)
                                                      -------         -------
  Total from Investment Activities...............        1.30           (0.16)
                                                      -------         -------
Distributions
 Net investment income...........................       (0.11)          (0.16)
 Net realized gains..............................       (0.32)             --
                                                      -------         -------
  Total Distributions............................       (0.43)          (0.16)
                                                      -------         -------
Net Asset Value, End of Period...................     $ 10.55         $  9.68
                                                      =======         =======
Total Return.....................................       13.52%(b)       (1.72)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $23,359         $21,370
 Ratio of expenses to average net assets.........        0.49%(c)        0.47%(c)
 Ratio of net investment income to average net
 assets..........................................        1.39%(c)        1.53%(c)
 Ratio of expenses to average net assets*........        0.69%(c)        0.67%(c)
 Ratio of net investment income to average net
 assets*.........................................        1.19%(c)        1.33%(c)
 Portfolio Turnover(d)...........................       12.61%           7.69%

----
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                          [LOGO OF BB&T APPEARS HERE]

                       [LOGO OF BB&T FUNDS APPEARS HERE]
                      Sensible Investing for Generations


                                      Semi-Annual Report
                                         To Shareholders


                                      INVESTMENT ADVISOR
                        Branch Banking and Trust Company
                            434 Fayetteville Street Mall
                                       Raleigh, NC 27601


                                             DISTRIBUTOR
                                  BISYS Fund Services LP
                                       3435 Stelzer Road
                                      Columbus, OH 43219


                                           LEGAL COUNSEL
                                            Ropes & Gray
                                     1301 K Street, N.W.
                                            Suite 800 E.
                                  Washington, D.C. 20005


                                            TRAVEL AGENT
                          BISYS Fund Services Ohio, Inc.
                                       3435 Stelzer Road
                                      Columbus, OH 43219


                                                AUDITORS
                                                KPMG LLP
                        Two Nationwide Plaza, Suite 1600
                                      Columbus, OH 43215




                                          March 31, 1999

                                                    5/99


                            [ARTWORK APPEARS HERE]